Exhibit 10.1

Execution Version

SECURED TERM CREDIT AGREEMENT

DATED AS OF

FEBRUARY 1, 2018

AMONG

PETROSHARE CORP.,
AS BORROWER,

PROVIDENCE WATTENBERG, LP, as a Lender and Administrative Agent and

5NR WATTENBERG, LLC, as a Lender

i

7.02	Notices of Material Events	38
7.03	Existence; Conduct of Business	38
7.04	Payment of Obligations	38
7.05	Operation and Maintenance of Properties	39
7.06	Insurance	39
7.07	Books and Records; Inspection Rights	40
7.08	Compliance with Laws	40
7.09	Use of Proceeds	40
7.10	Environmental Matters	40
7.11	Further Assurances	40
7.12	Reserve Reports	41
7.13	Creditors	42
7.14	Conversion Rights	42
7.15	Share Purchase Option-Private Placement	44
7.16	Securities Purchase Option	44
7.17	Lenders’ Warrants	45
7.18	Borrower Covenants with Respect to the Common Stock	45
7.19	Board of Directors Rights	46
7.20	Additional Guarantors	46
7.21	Tax Reporting	46
7.22	Post-Closing Requirement	46
ARTICLE VIII. Negative Covenants		47
8.01	Financial Covenants	47
8.02	Debt	47
8.03	Liens	49
8.04	Investments, Loans and Advances	49
8.05	Nature of Business; Budget	50
8.06	Mergers, Etc.	50
8.07	Disposition of Properties	50
8.08	Restricted Payments	51
8.09	Joint Ventures	51
8.10	Change in Management or Compensation	51
8.11	Organizational Documents; Material Agreements; Funding and Operating Accounts	51
8.12	Limitations on Equity Sales	52
8.13	Transactions with Affiliates	52
ARTICLE IX. Events of Default; Remedies		52
9.01	Events of Default	52
9.02	Remedies	55
ARTICLE X. THE ADMINISTRATIVE AGENT		56
ARTICLE XI. Miscellaneous		60
11.01	Notices	60
11.02	Waivers; Amendments	61
11.03	Expenses, Indemnity; Damage Waiver	62
11.04	Successors and Assigns	64
11.05	Survival; Revival; Reinstatement	64
11.06	Counterparts; Integration; Effectiveness	65
11.07	Severability	65
11.08	Right of Setoff	65
11.09	GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS	66
11.10	Headings	67
11.11	Confidentiality	67
11.12	Interest Rate Limitation	67
11.13	EXCULPATION PROVISIONS	68
11.14	No Third Party Beneficiaries	69
11.15	USA Patriot Act Notice	69
11.16	Termination; Limited Survival	69
11.17	No Fiduciary Duty	69

ii

ANNEXES, EXHIBITS AND SCHEDULES

Annex A	Commitments
Annex B	Oil and Gas Properties

Exhibit A	Form of Note
Exhibit B	Form of Compliance Certificate
Exhibit C	List of Security Instruments
Exhibit D	Form of Distribution Request
Exhibit E	Form of PDP PV Coverage Ratio Report
Exhibit F	Form of Notice of Conversion
Exhibit G	Form of Notice of Exercise
Exhibit H	Form of Warrant

Schedule 1.02(a)	Base Case Model
Schedule 1.02(c)	Material Agreements
Schedule 6.06	Environmental Matters
Schedule 6.12	Subsidiaries and Equity Interests
Schedule 6.13(c)	Material Adverse Effects
Schedule 6.13(f)	Preferential Rights and Consents
Schedule 8.02	Existing Debt
Schedule 8.03	Existing Liens
Schedule 8.04	Investments

iii

THIS SECURED TERM CREDIT AGREEMENT dated as of February 1, 2018, is by and among PETROSHARE CORP., a Colorado corporation (the “Borrower”), PROVIDENCE WATTENBERG, LP, a Texas limited partnership (“Providence”), as a Lender and as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”) and 5NR WATTENBERG, LLC, a Texas limited liability company (“5NR” and together with Providence, each a “Lender” and collectively the “Lenders”).

RECITALS

A.                                    Borrower has requested that Lenders provide certain term loans to Borrower.

B.                                    Lenders are willing to provide such terms loans to Borrower upon and subject to the provisions, terms and conditions hereinafter set forth.

C.                                    In consideration of the mutual covenants and agreements herein contained and of the term loans and the commitments hereinafter referred to, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties hereto agree as follows:

ARTICLE I.
DEFINITIONS AND ACCOUNTING MATTERS

1.01                        Terms Defined Above.  As used in this Agreement, each term defined above has the meaning indicated above.

1.02                        Certain Defined Terms.  As used in this Agreement, the following terms have the meanings specified below:

“Act” means the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001).

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Agreement” means this Secured Term Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Aggregate Commitments” means the sum of the Commitments of the Lenders, which shall equal $25,000,000.

“Applicable Margin” means a rate of 14% calculated on an annual basis.

“Applicable Percentage” means, with respect to any Lender at any time, the percentage of the Aggregate Commitments represented by such Lender’s Commitment, as such percentage is set forth on Annex A.

“Approved Independent Public Accountants” means independent public accountants (a) of recognized national standing having all accreditations, registrations and designations required by the SEC for a firm preparing or issuing an audit report with respect to any issuer, and (b) reasonably acceptable to the Lenders.  Lenders agree that Eide Bailly is an Approved Independent Public Accountant and acceptable to them.

“Approved Petroleum Engineers” means Cawley, Gillespie & Associates and any other firm of independent petroleum engineers approved by Lenders.

“ASC 410” means the Accounting Standards Codification No. 410 (Asset Retirement and Environmental Obligations), as issued by the Financial Accounting Standards Board, as amended.

“ASC 815” means the Accounting Standards Codification No. 815 (Derivatives and Hedging), as issued by the Financial Accounting Standards Board, as amended.

“Base Case Model” means the comprehensive financial plan and projections prepared in good faith by Borrower under certain assumptions showing the Borrower’s monthly cash flow forecast and development plan beginning on the Closing Date through and including December 31, 2020 in form and substance satisfactory to the Lenders in their sole discretion.  The Base Case Model as of the Closing Date is attached hereto as Schedule 1.02(a) and has been approved and accepted by the Lenders and will be updated semi-annually as required by this Agreement.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America or any successor Governmental Authority.

“Board of Directors” means the Board of Directors of Borrower, or such other governing body of Borrower.

“Borrower” has the meaning set forth in the preamble hereof.

“Budget” means (a) at any time prior to January 1, 2019, the operating and capital expenditure budget of the Borrower delivered on or prior to the Closing Date, and (b) at any time on or after January 1, 2019, the operating and capital expenditure budget of the Borrower most recently delivered pursuant to Section 7.01(e).

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by Law to remain closed.

“Capital Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, recorded as capital leases on the balance sheet of the Person liable (whether contingent or otherwise) for the payment of rent thereunder.

“Casualty Event” means any loss, casualty or other insured damage to, or any nationalization, taking under power of eminent domain or by condemnation or similar proceeding of, any Property of Borrower or any of its Subsidiaries.

“Change in Control” means the occurrence of one or more of the following events: (a) the acquisition of ownership, directly or indirectly, beneficially or of record on a fully diluted basis, by any Person or “group” (within the meaning of the Exchange Act and the rules of the SEC thereunder as in effect on the date hereof) of 50% or more of the outstanding shares of the voting equity interests of Borrower, or (b) occupation of a majority of the seats (other than vacant seats) on the Board of Directors by Persons who were neither (i) nominated by the Board of Directors nor (ii) appointed by the directors so nominated.

“Closing Date” means February 1, 2018.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

“Collateral” means the Property and proceeds and other rights thereof covered by the Security Instruments, including, without limitation, the “Collateral” and the “Mortgaged Properties” as defined therein.

“Commitment” shall mean, with respect to each Lender, the amount of funds committed to be loaned by such Lender hereunder in accordance with the terms hereof.  Each Lender’s Commitment is listed on Annex A attached hereto.

“Common Stock” means Borrower’s Equity Interests consisting of common stock, par value $0.001 per share.

“Compliance Certificate” means a certificate substantially in the form attached hereto as Exhibit B, executed and delivered by a Financial Officer of Borrower.

“Consolidated Net Income” means with respect to Borrower and the Consolidated Subsidiaries, for any period, the aggregate of the net income (or loss) of such Persons after allowances for Taxes for such period determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded from such net income (to the extent included therein) the following:

(a)                                 the net income of any Person in which Borrower or any of the Consolidated Subsidiaries has an interest (which interest does not cause the net income of such other Person to be permitted to be consolidated with the net income of Borrower or the Consolidated Subsidiaries in accordance with GAAP), except to the extent of the amount of dividends or distributions actually paid in cash during such period by such other Person to Borrower or any of the Consolidated Subsidiaries, as the case may be;

(b)                                 the net income (but not loss) during such period of any Consolidated Subsidiary of Borrower to the extent that the declaration or payment of dividends or similar distributions or transfers or loans by that Consolidated Subsidiary is not at the time permitted by operation of the terms of its charter or any agreement, instrument or Law applicable to such Consolidated Subsidiary or is otherwise restricted or prohibited, in each case determined in accordance with GAAP;

(c)                                  the net income (or loss) of any Person acquired in a pooling-of-interests transaction for any period prior to the date of such transaction;

(d)                                 any extraordinary gains or losses during such period;

(e)                                  any gains or losses attributable to write-ups or write-downs of assets, including impairments;

(f)                                   any gains, charges or losses that do not constitute cash items in the current period or any future period and are required to be included in net income of Borrower and its Consolidated Subsidiaries (including as a result of the application of ASC 410 and ASC 815); and

(g)                                  any net income or loss of any Person resulting from cash gains or losses in connection with asset sales.

“Consolidated Subsidiaries” means each Subsidiary of Borrower (whether now existing or hereafter created or acquired) the financial statements of which are or are permitted to be consolidated with the financial statements of Borrower in accordance with GAAP.  For the avoidance of doubt, each Consolidated Subsidiary shall be a Guarantor.

“Contract Rate” means a rate per annum equal to the lesser of (a) the Reference Rate, plus the Applicable Margin and (b) the Highest Lawful Rate.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise.  For the purposes of this definition, and without limiting the generality of the foregoing, any Person that owns directly or indirectly 10% or more of the Equity Interests having ordinary voting power for the election of the directors or other governing body of a Person (other than as a limited partner of such other Person) will be deemed to “control” such other Person.  “Controlling” and “Controlled” have meanings correlative thereto.

“Conversion Date” has the meaning set forth in Section 7.14(b).

“Convertible Debt Amount” has the meaning set forth in Section 7.14(b).

“Conversion Floor Price” means a price per share of Common Stock of $1.55 as of the Closing Date, and as further adjusted pursuant to Section 7.14(e).

“Convertible Notes” means those certain 10% Unsecured Convertible Promissory Notes in the original principal amount of $10,000,000 and with an outstanding principal balance as of the date hereof of $4,833,200, and the 15% Series B Unsecured Convertible Promissory Notes with an original and outstanding principal balance as of the date hereof of $4,724,900, in each case due on December 31, 2018 and in the form as of the Closing Date.

“Convertible Note Debt” means the aggregate unsecured Debt due and owing by Borrower under the Convertible Notes.

“Convertible Securities” means any securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.

“Debt” means, for any Person, the sum of the following (without duplication): (a) all obligations of such Person for borrowed money or evidenced by bonds, bankers’ acceptances, debentures, notes or other similar instruments; (b) all obligations of such Person (whether contingent or otherwise) in respect of letters of credit, surety or other bonds and similar instruments; (c) all accounts payable, accrued expenses, liabilities or other obligations of such Person to pay the deferred purchase price of Property or services which are outstanding more than ninety (90) days (unless such Person is on notice that it is in breach of such obligation, then in such case (30) days) past the date of receipt of the invoice (unless being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP); (d) all obligations under Capital Leases; (e) all obligations under Synthetic Leases; (f) all Debt (as defined in the other clauses of this definition) of others secured by (or for which the holder of such Debt has an existing right, contingent or otherwise, to be secured by) a Lien on any Property of such Person, whether or not such Debt is assumed by such Person; (g) all Debt (as defined in the other clauses of this definition) of others guaranteed by such Person or in which such Person otherwise assures a creditor against loss of the Debt (howsoever such assurance shall be made) to the extent of the lesser of the amount of such Debt and the maximum stated amount of such guarantee or assurance against loss; (h) all obligations or undertakings of such Person to maintain or cause to be maintained the financial position or financial covenants of others or to purchase the Debt or Property of others; (i) obligations to deliver commodities, goods or services, including, without limitation, Hydrocarbons, in consideration of one or more advance payments, other than gas balancing arrangements in the ordinary course of business; (j) any Debt of a partnership for which such Person is liable either by agreement, by operation of Law but only to the extent of such liability (except to the extent the terms of such Debt provide that such Person is not liable therefore); (k) Disqualified Capital Stock; (l) the undischarged balance of any production payment created by such Person or for the creation of which such Person directly or indirectly received payment; (m) all obligations under Swap Agreements; and (n) any indebtedness, liability or obligation arising with respect to any transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person.  The Debt of any Person shall include all obligations of such Person of the character described above to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is not included as a liability of such Person under GAAP.

“Debtor Relief Law” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally.

“Default” means any event or condition which constitutes an Event of Default or which, upon notice, lapse of time or both, could become an Event of Default.

“Default Rate” has the meaning set forth in Section 2.06(b).

“Distribution Request” has the meaning set forth in Section 2.02(c).

“Disqualified Capital Stock” means any Equity Interest that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable) or upon the happening of any event, matures or is mandatorily redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock), pursuant to a sinking fund obligation or otherwise, or is convertible or exchangeable for Debt or redeemable for any consideration other than other Equity Interests (which would not constitute Disqualified Capital Stock) at the option of the holder thereof, in whole or in part, on or prior to the date that is one year after the earlier of (a) the Maturity Date and (b) the date on which there are no Loans, or other Obligations hereunder outstanding and all commitments to lend have expired or terminated.

“Dollars” “USD” or “$” refers to lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary that is organized under the Laws of the United States of America or any state thereof or the District of Columbia.

“EBITDA” means, for any period, the sum of Consolidated Net Income for such period plus the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, income taxes, depreciation, depletion, amortization, hedging, stock-based compensation, ceiling test impairments and other noncash charges, minus without duplication and to the extent included in the calculation of Consolidated Net Income for such period, the sum of (i) extraordinary or non-recurring gains; (ii) gains from dispositions of assets (other than Hydrocarbons produced in the ordinary course of business); and (iii) other non-cash gains.

“Environmental Laws” means any and all Laws pertaining in any way to health, safety, the environment or the preservation or reclamation of natural resources, in effect in any and all jurisdictions in which Borrower or any Subsidiary is conducting or at any time has conducted business, or where any Property of Borrower or any Subsidiary is located, including without limitation, the Oil Pollution Act of 1990 (“OPA”), as amended, the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980 (“CERCLA”), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976 (“RCRA”), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection Laws.  The term “oil” shall have the meaning specified in OPA, the terms “hazardous substance” and “release” (or “threatened release”) have the meanings specified in CERCLA, the terms “solid waste” and “disposal” (or “disposed”) have the meanings specified in RCRA and the term “oil and gas waste” shall mean that waste that is excluded from the definition of “hazardous waste” pursuant to 40 C.F.R. Section 261.4(b)(5) (“Section 261.4(b)(5)”); provided that (a) in the event either OPA, CERCLA, RCRA or Section 261.4(b)(5) is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (b) to the extent the Laws of the state or other jurisdiction in which any Property of Borrower or any Subsidiary is located establish a meaning for “oil,” “hazardous substance,” “release,” “solid waste,” “disposal”

or “oil and gas waste” which is broader than that specified in either OPA, CERCLA, RCRA or Section 261.4(b)(5), such broader meaning shall apply.

“Environmental Permit” means any permit, registration, license, approval, consent, exemption, variance, or other authorization required under or issued pursuant to applicable Environmental Laws.

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such Equity Interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with any Loan Party, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by any Loan Party or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by any Loan Party or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by any Loan Party or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (g) the receipt by any Loan Party or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from any Loan Party or any ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“Event of Default” has the meaning set forth in Section 9.01.

“Excepted Liens” means:  (a) Liens for Taxes, assessments or other governmental charges or levies which are not delinquent or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (b) Liens in connection with workers’ compensation, unemployment insurance or other social security, old age pension or public liability obligations which are not delinquent by more than 60 days or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (c) statutory landlord’s liens, carriers’, warehousemen’s, repairmen’s, mechanics’, workers’, materialmen’s, construction or other like Liens arising by operation of law in the ordinary course of business or incident to the exploration, development, operation and maintenance of Oil and Gas Properties, each of which is in respect of obligations that are not delinquent by more than 60 days or which are being contested in good faith by appropriate action and for which adequate reserves have been maintained in accordance with GAAP; (d) contractual Liens under the Operating Agreements; (e) Liens arising solely by virtue of any statutory or common law provision relating to banker’s liens, rights of set-off or similar rights and remedies and burdening only deposit accounts or other funds maintained with a creditor depository institution, provided that no such deposit account is a dedicated cash collateral account or is subject to restrictions against access by the depositor in excess of those set forth by regulations promulgated by the Board and no such deposit account is intended by Borrower or any of its Subsidiaries to provide collateral to the depository institution; (f) easements, zoning restrictions, rights-of-way, servitudes, permits, surface leases, and similar encumbrances on real property imposed by Law or arising in the ordinary course of business or minor imperfections in title relating to any Property, which do not materially impair the use of such Property for the purposes of which such Property is held by Borrower or any of its Subsidiaries or materially impair the value of such Property subject thereto; (g) Liens on cash or securities pledged to secure performance of tenders, surety and appeal bonds, government contracts, performance and return of money bonds, bids, trade contracts, leases, statutory obligations, regulatory obligations and other obligations of a like nature, in each case, incurred in the ordinary course of business consistent with past practices in connection with the operation of the Oil and Gas Properties and not in connection with borrowed money; (h) Liens arising from Uniform Commercial Code financing statement filings regarding operating leases entered into in the ordinary course of business covering the property under the lease; and (i) Liens in favor of PEP III granted pursuant to the Participation Agreement; provided that Liens described in clauses (a) through (e) shall remain “Excepted Liens” only for so long as no action to enforce such Lien has been commenced and no intention to subordinate the first priority Lien granted in favor of the Secured Parties is to be hereby implied or expressed by the permitted existence of such Excepted Liens.

“Excluded Offering” means any offering, issuance or sale by the Borrower after the Closing Date of: (a) securities issued upon any conversion or exercise of any other security in accordance with the terms thereof, or (b) securities issued (i) to directors, officers, employees, or consultants of the Borrower in connection with their service as directors of the Borrower, their employment by the Borrower or their retention as consultants by the Borrower and not for the primary purpose of raising capital, (ii) to persons in connection with a joint venture, strategic alliance or other commercial relationship with such person (including persons that are customers, suppliers and strategic partners of the Borrower) relating to the operation of the Borrower’s business and not for the primary purpose of raising capital, (iii) in connection with a transaction in which the Borrower, directly or indirectly, acquires another business or its tangible or intangible assets, or (iv) to lenders as equity incentives in connection with debt financings of the Borrower, in each case where such transactions have been approved by the Board.

“Existing Providence Facility A” means the secured revolving line of credit under and pursuant to that certain Revolving Line of Credit Facility Agreement, dated May 13, 2015, between Providence Energy Operators, LLC, as lender, and Borrower, as amended or modified from time to time

“Existing Providence Facility B” means the secured revolving line of credit under and pursuant to that certain Revolving Line of Credit Facility Agreement, dated October 13, 2016, between PEP III, as lender, and Borrower, as amended or modified from time to time.

“Expiration Date” has the meaning set forth Section 7.15(a) hereof.

“Fair Market Value” means, as of any particular date: (a) the closing sales prices of the Common Stock for such day on the principal securities exchange on which the Common Stock may at the time be listed; (b) if there have been no sales of the Common Stock on such exchange on any such day, the average of the highest bid and lowest asked prices for the Common Stock on such exchange at the end of such day; (c) if on any such day the Common Stock is not listed on a domestic securities exchange, the closing sales price of the Common Stock as quoted on the Pink OTC Markets or similar quotation system or association for such day; or (d) if there have been no sales of the Common Stock on the Pink OTC Markets or similar quotation system or association on such day, the average of the highest bid and lowest asked prices for the Common Stock quoted on the Pink OTC Markets or similar quotation system or association at the end of such day; in each case, averaged over twenty (20) consecutive Business Days ending on the Business Day immediately prior to the day as of which “Fair Market Value” is being determined; provided, that if the Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading. If at any time the Common Stock is not listed on any domestic securities exchange or quoted on the OTC Bulletin Board, the Pink OTC Markets or similar quotation system or association, the “Fair Market Value” of the Common Stock shall be the fair market value per share as determined jointly by the Board of Directors and the Administrative Agent. For purposes of this definition, “Pink OTC Markets” means the OTC Markets Group Inc. electronic inter-dealer quotation system, including OTCQX, OTCQB and OTC Pink.

“Financial Officer” means, for any Person, the chief financial officer, principal accounting officer, treasurer or controller of such Person.  Unless otherwise specified, all references herein to a Financial Officer shall mean a Financial Officer of Borrower.

“Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary.

“Funding Account” means a deposit account in Borrower’s name into which the proceeds of the Loans will be deposited.

“Funds Flow” has the meaning set forth in Section 5.01(j).

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time subject to the terms and conditions set forth in Section 1.04.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government over Borrower or any of its Subsidiaries, any of their Properties or Lender.

“Governmental Requirement” means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement, whether now or hereinafter in effect, of any Governmental Authority.

“Guarantors” means any Subsidiary that guarantees the Obligations pursuant to Section 7.20.

“Guaranty Agreement” means an agreement executed by the Guarantors in form and substance satisfactory to the Lenders, unconditionally guarantying on a joint and several basis, payment of the Obligations.

“Hazardous Material” means any substance regulated or as to which liability might arise under any applicable Environmental Law and including, without limitation:  (a) any chemical, compound, material, product, byproduct, substance or waste defined as or included in the definition or meaning of “hazardous substance,” “hazardous material,” “hazardous waste,” “solid waste,” “toxic waste,” “extremely hazardous substance,” “toxic substance,” “contaminant,” “pollutant,” or words of similar meaning or import found in any applicable Environmental Law; (b) petroleum hydrocarbons, petroleum products, petroleum substances, natural gas, oil, oil and gas waste, crude oil, and any components, fractions, or derivatives thereof; and (c) radioactive materials, explosives, asbestos or asbestos containing materials, polychlorinated biphenyls, radon, or infectious or medical wastes.

“Highest Lawful Rate” means, with respect to each Lender, the maximum non-usurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on each Note or on other Obligations under Laws applicable to Lenders which are presently in effect or, to the extent allowed by applicable Law, under such applicable Laws which may hereafter be in effect and which allow a higher maximum non-usurious interest rate than applicable Laws allow as of the date hereof.

“Hydrocarbon Interests” means all right, title, interest and estate now owned or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

“Hydrocarbons” means oil, gas, coal seam gas, casing head gas, drip gasolines, natural gasoline, condensate, distillate, and all other liquid and gaseous hydrocarbons produced or to be produced in conjunction therewith, and all products, by-products and all other substances derived therefrom or the processing thereof, and all other minerals and substances, including Sulphur, lignite, coal, uranium, thorium, iron, geothermal steam, water, carbon dioxide, helium, and any and all other minerals, ores, or substances of value, and the products and proceeds therefrom, including all gas resulting from the in-situ combustion of coal or lignite.

“Initial Interest Payment Date” means March 1, 2018; provided that, if such date is not a Business Day then such date will be the next succeeding Business Day.

“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of the Closing Date, by and among the Administrative Agent, PEP III and the Borrower.

“Interest Payment Date” means the first day of each calendar month, beginning with the Initial Interest Payment Date; provided that, if such Interest Payment Date is not a Business Day then such Interest Payment Date will be the next succeeding Business Day.

“Investment” means, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) or holding of Equity Interests of any other Person or any agreement to make any such acquisition (including, without limitation, any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any advance, loan or capital contribution to, the assumption of Debt of, the purchase or other acquisition of any other Debt of or equity participation or interest in, or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not exceeding ninety (90) days representing the purchase price of inventory or supplies sold by such Person in the ordinary course of business); (c) the purchase or acquisition (in one or a series of transactions) of Property of another Person that constitutes a business unit or (d) the entering into of any guarantee of, or other contingent obligation (including the deposit of any Equity Interests to be sold) with respect to, Debt or other liability of any other Person.

“Law” means any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement, whether now or hereinafter in effect, including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

“Lenders’ Option” has the meaning set forth Section 7.15(a) hereof.

“Letter Agreement” means that certain letter agreement between Borrower and Lenders dated December 21, 2017 pursuant to which the Lenders loaned Borrower the sum of $5,000,000 and were granted certain rights in return.

“LIBO Rate” means a rate determined by the Administrative Agent, which is equal to the offered rate that appears on the relevant page of the Bloomberg Financial Market Information System that displays an average British Bankers Association Interest Settlement Rate for deposits in dollars with a term equivalent to three months.  If such rate is no longer available, the Administrative Agent and the Borrower shall negotiate in good faith to amend this definition for a reference rate to replace the LIBO Rate (subject to the approval of the Lenders).   Until such alternative reference rate is agreed, the LIBO Rate shall mean the greater of (a) the Prime Rate and (b) 1.00%.

“Lien” means any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (a) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (b) production payments and the like payable out of Oil and Gas Properties.  The term “Lien” shall include easements, restrictions, servitudes, permits, conditions, covenants, exceptions or reservations. For the purposes of this Agreement, Borrower and its Subsidiaries shall be deemed to be the owner of any Property which they have acquired or hold subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

“Loan Balance” means the aggregate outstanding, unpaid principal balance of the Loans at any given time.  When used with respect to any Lender, “Loan Balance” shall refer to the aggregate outstanding, unpaid principal balance of the Loans made by such Lender.

“Loan Documents” means this Agreement, the Note, the Security Instruments, the Registration Rights Agreement, the Warrant, the Lenders’ Option, and each other agreement, instrument, or document executed by Borrower, any Guarantor or any of Borrower’s or a Guarantor’s Subsidiaries or any of their officers at any time in connection with this Agreement.

“Loan Parties” means collectively, the Borrower and the Guarantors, and each individually, a “Loan Party”.

“Loans” means the loans made by the Lenders pursuant to Article II hereof.

“Make-Whole Premium” means, with respect to a prepayment of the Loans by the Borrower pursuant to Section 3.01 or following acceleration of the Obligations pursuant to Section 9.02 (including, without limitation, acceleration resulting in connection with the occurrence of any of the events set forth in Section 9.01(g), Section 9.01(h) or Section 9.01(i)), an amount equal to (a) the product of 0.40 multiplied by the principal amount of the Loans, exclusive of any such principal amount of the Loans that has been converted pursuant to Section 7.14 prior to such prepayment, less (b) the aggregate amount of interest payments received by Lender prior to or contemporaneous with the date of such prepayment, less (c) the amount of the Origination Fee and the Underwriting Fee paid by Borrower to Lenders prior to the date of such prepayment.

“Material Adverse Effect” means a material adverse change in, or material adverse effect on (a) the business, operations, Property, condition (financial or otherwise) or prospects of Borrower and its Subsidiaries taken as a whole, (b) the ability of Borrower, any of its Subsidiaries or any Guarantor to perform any of its obligations under any Loan Document to which it is a party after giving effect to any cure period contained in such Loan Document, (c) the validity or enforceability of the material terms of any Loan Document or (d) the rights and remedies of or benefits available to the Secured Parties under any Loan Document.

“Material Agreements” means all Operating Agreements; the Participation Agreement; Hydrocarbon purchase, sales, exchange, processing, gathering, treatment, compression and transportation agreements; farm-out or farm in agreements; exploration agreements; unitization agreements; joint venture, limited or general partnership, dry hole, bottom hole, acreage contribution, purchase and acquisition agreements; area of mutual interest agreements; salt water disposal agreements, and servicing contracts; pooling agreements; in each case, to which Borrower is a party, including any of the foregoing that relate or affect the ownership, use or operation of the Oil and Gas Properties, including, without limitation, the agreements set forth on Schedule 1.02(c) attached hereto.  Notwithstanding the foregoing, Material Agreements do not include the Loan Documents, oil and gas leases of the Loan Parties comprising the Oil and Gas Properties and any agreements with an implied monetary value equal to or less than $250,000.

“Material Indebtedness” means Debt (but excluding the Loans hereunder) of Borrower and its Subsidiaries in an aggregate principal amount exceeding $200,000.

“Maturity Date” means February 1, 2020.

“Maximum Conversion Price” has the meaning set forth Section 7.14(a) hereof.

“Minimum Conversion Price” has the meaning set forth in Section 7.14(a) hereof.

“Mortgaged Property” has the meaning set forth in the Mortgages and includes, without limitation, any Property owned by Borrower which is subject to the Liens existing and to exist under the terms of the Mortgages, including, without limitation, in accordance with Section 4.01(b).

“Mortgages” means the mortgages or deeds of trust executed by any one or more of the Loan Parties in favor of the Administrative Agent for the ratable benefit of the Secured Parties in form and substance satisfactory to Lenders, as the same may be amended, restated, supplemented or otherwise modified from time to time, including the Mortgages executed and delivered on the Closing Date.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Revenue Interest” means, with respect to any Oil and Gas Property, the decimal or percentage share of Hydrocarbons produced and saved from or allocable to that Oil and Gas Property, after deduction of landowner’s or lessor’s royalty interests, non-participating royalty interests, overriding royalty interests, production payments, net profits interests and other burdens on or paid out of such production.

“Note” means each promissory note made by Borrower described in Section 2.03 and being substantially in the form of Exhibit A, together with all amendments, modifications, replacements, extensions and rearrangements thereof.

“Notice of Conversion” has the meaning set forth in Section 7.14(b).

“NYMEX” means the New York Mercantile Exchange.

“Obligations” means any and all amounts, including, without limitation, all principal, interest, Make-Whole Premium, fees and expenses (including reasonable attorneys’ fees and expenses and including any obligations in respect of interest, fees, or expenses that accrue after maturity, before and after an Event of Default, and during the pendency, and after the filing of any proceeding, under any Debtor Relief Law, regardless of whether allowed or allowable in whole or in part as a claim in such proceeding), reimbursements and indemnifications, owing or to be owing by Borrower, any of its Subsidiaries or any Guarantor (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising) to Lender under any Loan Document; and all renewals, extensions and/or rearrangements of any of the above.  For the avoidance of doubt, “Obligations” shall include Protective Advances and all principal, interest, fees and expenses (including reasonable attorneys’ fees and expenses) in respect thereof owing by Borrower and the other Loan Parties.

“Observer” has the meaning set forth in Section 4.02.

“Oil and Gas Properties” means all of Borrower’s and its Subsidiaries’ right, title and interest, whether now owned or hereafter acquired, in and to (a) Hydrocarbon Interests and Wells, including those that are described in Annex B attached hereto and made a part hereof, as such Annex B may be amended and supplemented from time to time, or as otherwise described in and covered by (or purported to be described in) any of the Security Instruments, whether or not such Oil and Gas Properties are described in Annex B attached hereto; (b) the Properties now or hereafter pooled or unitized with the Hydrocarbon Interests or Wells; (c) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including without limitation all units created under orders, regulations and rules of any Governmental Authority) which may affect all or any portion of the Hydrocarbon Interests or Wells; (d) all operating agreements, including the Operating Agreements, contracts and other agreements, including production sharing contracts and agreements, which relate to any of the Hydrocarbon Interests or the production, sale, purchase, exchange or processing of Hydrocarbons from or attributable to such Hydrocarbon Interests or Wells; (e) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests or Wells, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests or Wells; (f) all tenements, hereditaments, appurtenances and Properties in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests or Wells; and (g) all Properties, rights, titles, interests and estates, including any and all Property, real or personal, now owned or hereinafter acquired and situated upon, used, held for use or useful primarily in connection with the operating, working or development of any of the properties or interests described or referred to in subsections (a) through (g) above (excluding drilling rigs, automotive equipment, rolling stock, rental equipment or other personal Property which may be temporarily on such premises for the purpose of oil and gas operations) and including any and all buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

“Operating Account” means a deposit account into which revenue from Borrower’s operations and otherwise will be deposited.

“Operating Agreements” means all operating agreements or joint operating agreements that relate to or cover any of the Oil and Gas Properties.

“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.

“Organizational Documents” means, with respect to any Person, (a) in the case of any corporation, the certificate of incorporation and by-laws (or similar documents) of such Person, (b) in the case of any limited liability company, the certificate of formation and limited liability company agreement (or similar documents) of such Person, (c) in the case of any limited partnership, the certificate of formation and limited partnership agreement (or similar documents) of such Person, (d) in the case of any general partnership, the partnership agreement (or similar document) of such Person and (e) in any other case, the functional equivalent of the foregoing.  For the avoidance of doubt, “Organizational Documents” includes, without limitation, the Bylaws of Borrower dated November 30, 2012 and the Articles of Incorporation dated September 4, 2012 as amended by the Articles of Amendment to Articles of Incorporation dated on or about October 10, 2017.

“Origination Fee” has the meaning set forth in Section 2.07(a).

“Participation Agreement” has the meaning set forth in Section 5.01(u).

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“PDP Present Value” means the present value (discounted at ten percent (10%) per annum) of future net cash flow attributable to all Proved Developed Producing Reserves from the Oil and Gas Properties of the Loan Parties calculated based on the most recently delivered Reserve Report, as supplemented by the most recently delivered Sem-Annual Updates consistent with SEC reporting requirements at the time, except that commodity prices used in the report shall be pursuant to Section 7.07(b)(iii).

“PDP PV Coverage Ratio” means the ratio of Borrower’s (a) PDP Present Value to (b) the Loan Balance.

“PEP III” means Providence Energy Partners III, LP.

“Permitted Equity Sales” means the sale of Common Stock (i) in a firm commitment underwitten offering to the public registered with the SEC and (ii) which results in net proceeds to the Borrower of not less than $15,000,000.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which any Loan Party or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Pledge Agreements” means, collectively, those certain Pledge Agreements executed by Borrower in relation to its Subsidiaries in form and substance satisfactory to Lender to secure the payment of the Obligations, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Prime Rate” means the rate of interest per annum identified as the U.S. “Prime Rate” in the “Money Rates” section of The Wall Street Journal; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

“Protective Advance” has the meaning set forth in Section 2.04.

“Proved Reserves” means “Proved Reserves” as defined in the Definitions for Oil and Gas Reserves (in this paragraph, the “Definitions”) promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question.  “Proved Developed Reserves” means Proved Reserves which are categorized as “Developed” in the Definitions, “Proved Developed Producing Reserves” means Proved Reserves which are categorized as both “Developed” and “Producing” in the Definitions, “Proved Developed Nonproducing Reserves” or “PDNP” means Proved Reserves which are categorized as both “Developed” and “Nonproducing” in the Definitions, and “Proved Undeveloped Reserves” or “PUD” means Proved Reserves which are categorized as “Undeveloped” in the Definitions.

“Purchasers” means all Persons that are purchasers of production of Hydrocarbons from the Loan Parties’ Oil and Gas Properties or otherwise receiving the Loan Parties’ share of such Hydrocarbons.

“Reference Rate” means the greater of (i) the LIBO Rate, or (ii) 1.00%; provided, that the Reference Rate shall not exceed 3.00%.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the Closing Date, among the Borrower and Lenders, as amended from time to time in accordance with its terms.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, employees, agents and advisors (including attorneys, accountants and experts) of such Person and such Person’s Affiliates.

“Release” means any depositing, spilling, leaking, pumping, pouring, placing, emitting, discarding, abandoning, emptying, discharging, migrating, injecting, escaping, leaching, dumping, or disposing.

“Remedial Work” has the meaning set forth in Section 7.06.

“Reserve Report” means a report, in form and substance reasonably satisfactory to Lenders prepared by an Approved Petroleum Engineer, setting forth, effective as of each January 1st the Proved Reserves attributable to the Oil and Gas Properties of Borrower and its Consolidated Subsidiaries, (a) together with a projection of the rate of production and future net income, Taxes, operating expenses and capital expenditures with respect thereto as of such date, based upon the economic parameters (including without limitation Hydrocarbon prices, and discount rate assumptions), and (b) prepared in accordance with  the requirements and assumptions set forth in Section 7.07(b).

“Responsible Officer” means, as to any Person, the Chief Executive Officer, the President, any Financial Officer or any Vice President of such Person.  Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of Borrower.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other Property) with respect to any Equity Interests in any Loan Party, or any payment (whether in cash, securities or other Property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in any Loan Party or any option, warrant or other right to acquire any such Equity Interests in any Loan Party.

“SEC” means the United States Securities and Exchange Commission.

“Secured Parties” means, collectively, the Administrative Agent and the Lenders.

“Security Instruments” means the Mortgages, each Pledge Agreement, and other agreements, instruments or certificates described or referred to in Exhibit C, and any and all other agreements or instruments, now or hereafter executed and delivered by Borrower or any Guarantor in connection with, or as security for the payment or performance of the Obligations, as such agreements may be amended, modified, supplemented or restated from time to time.

“Security Termination” means the occurrence of each of the following: (a) the Termination Date, and (b) the payment in full in cash of all Obligations, in each case, other than indemnity obligations and similar obligations that survive the termination of this Agreement for which no notice of a claim has been received by Borrower or Lender.

“Semi-Annual Update” has the meaning set forth in Section 7.07(a).

“Solvent” and “Solvency” mean, with respect to any Person on any date of determination, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay such debts and liabilities as they mature, (c) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute an unreasonably small capital, and (d) such Person is able to pay its debts and liabilities, contingent obligations and other commitments as they mature in the ordinary course of business.  The amount of contingent liabilities at any time shall be computed as the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Subsidiary” means: (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, manager or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by Borrower or one or more of its Subsidiaries or by Borrower and one or more of its Subsidiaries and (b) any partnership of which Borrower or any of its Subsidiaries is a general partner.  Unless otherwise indicated herein, each reference to the term “Subsidiary” shall mean a Subsidiary of Borrower.

“Swap Agreement” means any agreement with respect to any swap, forward, spot, future or credit default or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that in no event shall any (a) phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of any Loan Party or any Subsidiary or (b) near term spot market purchase and sale of a commodity in the ordinary course of business based on a price determined by a rate quoted on an organized exchange for actual physical delivery, be a Swap Agreement.

“Synthetic Leases” means, in respect of any Person, all leases which shall have been, or should have been, in accordance with GAAP, treated as operating leases on the financial statements of the Person liable (whether contingently or otherwise) for the payment of rent thereunder and which were properly treated as indebtedness for borrowed money for purposes of U.S. federal income Taxes, if the lessee in respect thereof is obligated to either purchase for an amount in excess of, or pay upon early termination an amount in excess of, 80% of the residual value of the Property subject to such operating lease upon expiration or early termination of such lease.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” means the earlier to occur of (i) the Maturity Date, (ii) the date on which all of Obligations under the Loan Documents are indefeasibly paid in full in cash (other than indemnity obligations and similar obligations that, in each case, by their terms survive the termination of this Agreement) and (iii) the date that the Obligations are accelerated pursuant Section 9.02.

“Total Debt” means, at any date, all Debt of Borrower and the Consolidated Subsidiaries on a consolidated and combined basis.

“Total Leverage Ratio” means, when determined, the ratio of Total Debt to EBITDA.

“Tranche” means, as applicable, either Tranche A or Tranche B.

“Tranche A” has the meaning set forth in Section 2.02(a).

“Tranche B” has the meaning set forth in Section 2.02(b).

“Transactions” means, with respect to (a) Borrower, the execution, delivery and performance by Borrower of this Agreement, and each other Loan Document to which it is a party, the borrowing of Loans, the use of the proceeds thereof, and the grant of Liens by Borrower on Mortgaged Properties and other Properties pursuant to the Security Instruments to which it is a party and (b) each Guarantor, the execution, delivery and performance by such Guarantor of each Loan Document to which it is a party, the guaranteeing of the Obligations and the other obligations under the Guaranty Agreement by such Guarantor and such Guarantor’s grant of the security interests and provision of Collateral under the Security Agreement and other Security Instruments to which it is a party, and the grant of Liens by such Guarantor on Mortgaged Properties and other Properties pursuant to the Security Instruments to which it is a party.

“UCC” means the Uniform Commercial Code as in effect on the date hereof in the State of Colorado, as amended from time to time, and any successor statute; provided that, in the event that, by reason of mandatory provisions of Law, any or all of the attachment, perfection or priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Colorado, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

“Underwriting Fee” has the meaning set forth in Section 2.07(b).

“Warrant” shall have the meaning set forth in Section 7.17.

“Well” means any existing or future oil or gas well, salt water disposal well, injection well, water supply well or any other well or wellbore located on or related to the Hydrocarbon Interests, whether producing, shut-in, sidetrack, behind pipe or non-producing wells, or any lands pooled or unitized therewith, and any facility or equipment in addition to or replacement of any such well.

“Working Interest” means the property interest which (i) entitles its owner to explore and develop the Hydrocarbons in and under any Hydrocarbon Interest, or the lands pooled or unitized therewith, for oil and gas production purposes and (ii) obligates its owner to bear a proportionate share, in accordance with the percentage of ownership, of the costs and expenses of such exploration and development.

1.03                        Terms Generally; Rules of Construction.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined.  Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms.  The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.  The word “will” shall be construed to have the same meaning and effect as the word “shall”.  Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth in the Loan Documents), (b) any reference herein to any Law shall be construed as referring to such Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time, (c) any reference herein to any Person shall be construed to include such Person’s successors and assigns (subject to the restrictions contained in the Loan Documents), (d) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (e) with respect to the determination of any time period, the word “from” means “from but excluding” and the word “to” means “to and including” and (f) any reference herein to Articles, Sections, Annexes, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Annexes, Exhibits and Schedules to, this Agreement.  No provision of this Agreement or any other Loan Document shall be interpreted or construed against any Person solely because such Person or its legal representative drafted such provision.

1.04                        Accounting Terms and Determinations; GAAP.  Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to Lender hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the financial statements except for changes in which Borrower’s independent certified public accountants concur and which are disclosed to Lender on the next date on which financial statements are required to be delivered to Lender pursuant to Section 7.01(a); provided that, unless Borrower and Lender shall otherwise agree in writing, no such change shall modify or affect the manner in which compliance with the covenants contained herein is computed such that all such computations shall be conducted utilizing financial information presented consistently with prior periods; and provided further that interim financial statements shall be prepared in accordance with SEC rules for interim financial statements.

ARTICLE II.
THE CREDITS; PAYMENTS OF PRINCIPAL AND INTEREST; FEES

2.01                        Commitments.  Subject to the terms and conditions set forth herein, each Lender agrees to make Loans to Borrower on the Closing Date in an amount not to exceed such Lender’s Commitment.  Amounts repaid in respect of the Loans cannot be reborrowed.

2.02                        Availability and Purpose of Advances.

(a)                                 Tranche A.  On December 21, 2017, certain Affiliates of the Lenders advanced to Borrower the sum of $5,000,000 (“Tranche A”) pursuant to the Letter Agreement.  The proceeds of such advance were paid by Lenders’ Affiliates directly to vendors of Borrower in accordance with instructions provided to such Affiliates of Lenders by Borrower.  Upon execution of this Agreement and effective on the Closing Date, the Loans constituting Tranche A shall be contributed by such Affiliates to the Lenders and continued hereunder, and will become for all purposes part of the Loans advanced by the Lenders to Borrower hereunder.  Interest on Tranche A accrued from December 21, 2017 through but excluding the Closing Date at the Contract Rate shall be paid by Borrower to each Lender (in accordance with the amount of Tranche A advanced by each Lender’s Affiliate) on the Closing Date.  Upon the payment of all interest owing with respect to such Loans to the Lenders on the Closing Date as described above in this Section 2.02(a), the obligations of the Borrower to such Affiliates under the Letter Agreement with respect to such Loans will be satisfied in full.

(b)                                 Tranche B. Lenders agree, severally and not jointly, to make available to Borrower on the Closing Date additional Loans in an aggregate amount equal to $20,000,000 (the “Tranche B”), subject to the terms and conditions set forth herein.  Each Lender shall make available funds so that the total amount of Loans advanced by such Lender under Tranche A and Tranche B is equal to its Commitment. The proceeds of Tranche B shall be used (i) to  pay fees and expenses due and owing by Borrower on the Closing Date, (ii) to repay in full all of the Debt owing with respect to the Existing Providence Facility A, (iii) to repay a principal amount of the outstanding Debt under the Existing Providence Facility B equal to $1,500,000, together with all accrued and unpaid interest owing under such facility as of the Closing Date and (iv) to make the other payments expressly set forth in the Funds Flow.  After payment in full of the foregoing expenditures, the remaining balance of Tranche B shall be deposited by Lenders into the Funding Account for funding of approved capital and other expenditures, including but not limited to working capital, interest on the Loans, general and administrative expenses and those costs and expenses related to the Shook Pad and non-operated projects, all in accordance with the Base Case Model as approved by the Lenders.

(c)                                  Funding Account.  On or before the Closing Date, Borrower shall authorize a representative of Administrative Agent as a co-signer on the Funding Account for all disbursements from such account.  Borrower may, on at least 24 hours prior written notice to Administrative Agent, but no more than once each week, request a release (a “Distribution Request”, in substantially the form of Exhibit D) of sums from the Funding Account to pay, without duplication, any amounts desired by Borrower consistent with the Base Case Model.  Each Distribution Request shall contain a description in such detail as Lenders may reasonably request as to the proposed amount of such distribution and the intended recipient and shall be accompanied by appropriate supporting documentation. Unless (i) a Default has occurred and is continuing or would result from such transfer of funds, or (ii) Administrative Agent notifies Borrower in writing within such 24 hour period that a Distribution Request fails to satisfy the foregoing criteria or that Administrative Agent requires additional information with respect to the requested disbursement (in which case, Administrative Agent will describe requested information in reasonable detail), then Administrative Agent will promptly approve the Distribution Request and cause its representative to initiate a transfer of funds for the requested amount from the Funding Account to the Operating Account by online transfer or as otherwise requested by Borrower.  Borrower shall use such disbursed amounts exclusively to pay the amounts included in the applicable Distribution Request.

(d)                                 Operating Account.  On or before the Closing Date, Borrower shall also authorize a representative of Administrative Agent as a co-signer on the Operating Account for disbursements from such account of $1,000,000 or more.  Administrative Agent shall also have viewing rights with regard to the Operating Account at any time.  In the event that Borrower initiates a disbursement of an amount of $1,000,000 or more pursuant to a Distribution Request, then, unless a Default has occurred and is continuing or would result from such transfer of funds, the Administrative Agent will promptly cause its representative to approve a wire transfer to such party as listed in the Distribution Request.

2.03                        Notes.  The Loans made by each Lender shall be evidenced by a single promissory note made by Borrower payable to the order of such Lender in substantially the form of Exhibit A, dated as of the Closing Date in a principal amount equal to such Lender’s Commitment and otherwise duly completed.  The amount and interest rate of each Loan made by such Lender, and all payments made on account of principal thereof, shall be recorded by such Lender on its books.  Lender may attach a schedule to the Note to evidence payments on the Note but failure to make any such notation or to attach a schedule shall not affect Lender’s or Borrower’s rights or obligations in respect of the Loans or affect the validity of the Note.

2.04                        Protective Advances.  Notwithstanding anything to the contrary in this Agreement, and whether or not an Event of Default or a Default shall have occurred and be continuing, Lenders upon not less than three Business Days’ notice and Borrower’s right to cure during such three Business Day period, are authorized, from time to time in Lenders’ sole discretion (but Lenders shall have absolutely no obligation to) make an advance for purposes of (i)  preserving or protecting the Collateral, or any portion thereof, or (ii) paying any other amount chargeable to or required to be paid by Borrower pursuant to the terms of this Agreement and the other Loan Documents, including, without limitation, payments of principal, interest, fees and reimbursable expenses (each such advance in this Section 2.04, a “Protective Advance”). Protective Advances may be made without Borrower’s compliance with any of the terms of this Agreement (including the conditions precedent set forth in this Article II and Article V). Each Protective Advance under clause (i) or clause (ii) preceding shall be disbursed by Lenders as either of them deems necessary or prudent in order to, among other things, protect Lenders’ interest in the Collateral or to perform any obligation of Borrower under this Agreement or the Operating Agreements. Each Protective Advance under this Agreement shall bear interest at the lesser of (x) the Highest Lawful Rate and (y) the Default Rate, beginning on the date of the advance of such Protective Advance and continuing until such Protective Advance is paid in full in accordance with this Agreement. Accrued interest on Protective Advances shall be payable in arrears on the last Business Day of each calendar month and until repaid in full. Notwithstanding anything to the contrary in this Agreement or any Loan Documents, any Protective Advance made under this Section 2.04 shall not cure any Default or Event of Default occurring and continuing on the date such Protective Advance is made by Lender. Protective Advances shall constitute Obligations and will be entitled to the benefit of the Liens under the Security Instruments.  Borrower shall pay the unpaid principal amount and all unpaid and accrued interest of each Protective Advance on the earlier of the Termination Date and the date on which demand for payment is made by Lender.

2.05                        Repayment of Loans.  Borrower unconditionally promises to pay to each Lender all of the Obligations owing to such Lender on the Termination Date.  All payments to be made by Borrower to each Lender will be made by wire transfer in immediately available funds not later than 5:00 p.m. Dallas, Texas, time on the date due to such Lender in accordance with wire instructions provided by such Lender to Borrower.

2.06                        Interest.

(a)                                 Loans.  All Loans outstanding under this Agreement shall bear interest at the Contract Rate beginning on the date of the advance of each such Loan and continuing until such Loan is paid in full in accordance with this Agreement.

(b)                                 Post-Default.  Notwithstanding the foregoing, if an Event of Default has occurred and is continuing, or if any principal of or interest on any Loan or any fee or other amount payable by Borrower or any Guarantor hereunder or under any other Loan Document is not paid when due, whether at stated maturity, upon acceleration or otherwise, then, automatically, all Loans outstanding, together with all overdue amounts shall bear interest, after as well as before judgment, at a rate per annum equal to five percent (5%) plus the Contract Rate (the “Default Rate”).  Administrative Agent will provide prompt notice to Borrower of the implementation of the Default Rate in accordance with this Section 2.06(b), but the failure to provide such notice shall not relieve Borrower from its obligation to pay interest at the Default Rate or result in the incurrence by the Administrative Agent of any liability to any Person.

(c)                                  Interest Payment Dates.  Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date and on the Termination Date; provided that (i) interest accrued pursuant to Section 2.06(b) shall be payable on demand, and (ii) in the event of the prepayment of the Loans pursuant to Section 3.01, all accrued and unpaid interest shall be payable on the date of such payment.

(d)                                 Interest Rate Computations.  All interest hereunder shall be computed on the basis of a year of 360 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

2.07                        Fees.

(a)                                 Origination Fee.  On the Closing Date, Borrower shall pay to each Lender an origination fee (the “Origination Fee”) equal to such Lender’s Applicable Percentage of one million two hundred fifty thousand dollars ($1,250,000). The Origination Fees shall be included in the Funds Flow and payable from the proceeds of Tranche B.

(b)                                 Underwriting Fee.  On the first anniversary of the Closing Date, Borrower shall pay to each Lender an underwriting fee (the “Underwriting Fee”) equal to such Lender’s Applicable Percentage of one million two hundred fifty thousand dollars ($1,250,000).  Any Lender that defaults in its obligation to make Loans under this Agreement shall not be entitled to either the Origination Fee or the Underwriting Fee, and the obligations of Borrower to pay such fees shall be proportionately reduced.

2.08                        Payments Generally.

(a)                                 Payments by Borrower.  All payments to be made by the Borrower hereunder and the other Loan Documents shall be made without condition or deduction for any counterclaim, defense, recoupment, setoff or Taxes.  Except as otherwise expressly provided herein, all such payments shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s office in immediately available funds not later than 3:00 p.m. (Dallas, Texas time) on the date specified herein.  All amounts received by the Administrative Agent after such time on any date shall be deemed to have been received on the next succeeding Business Day and any applicable interest or fees shall continue to accrue.  The Administrative Agent will promptly distribute to each Lender its ratable share (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s office (or otherwise distribute such payment in like funds as received to the Person or Persons entitled thereto as provided herein).  If any payment to be made by the Borrower shall fall due on a day that is not a Business Day, payment shall be made on the next succeeding Business Day and such extension of time shall be reflected in computing interest or fees, as the case may be.  All payments hereunder or under any other Loan Document shall be made in dollars.  Fees, once paid, shall be fully earned and shall not be refundable under any circumstances.

(b)                                 Application of Insufficient Payments.  Subject to Section 9.02, if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest, fees and other amounts then due hereunder, such funds shall be applied (i) first, to pay interest, fees and other amounts then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest, fees and other amounts then due to such parties, and (ii) second, to pay principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

ARTICLE III.
PREPAYMENT

3.01                        Prepayment.

(a)                                 Optional Prepayment.  Borrower shall have the right at any time and from time to time to prepay the Loan Balance in whole (but not in part) prior to the Maturity Date, upon (i) providing Lenders at least 14-days’ prior written notice and (ii) payment of the Make-Whole Premium in accordance with Section 3.02.

(b)                                 Notice and Terms of Optional Prepayment.  Borrower shall notify each Lender by email with confirmation of reply email of its intention to prepay the Obligations in full, not later than 5:00 p.m., Dallas, Texas time, fourteen (14) days before the proposed date of prepayment.  Each such notice shall be irrevocable and shall specify the prepayment date, the amount of Obligations outstanding and the applicable Make-Whole Premium.

3.02                        Make-Whole Premium.  Upon prepayment of the Loan Balance pursuant to Section 3.01 or following acceleration of the Obligations pursuant to Section 9.02 (including, without limitation, acceleration resulting in connection with the occurrence of any of the events set forth in Section 9.01(g), Section 9.01(h) or Section 9.01(i)), Borrower shall pay Lenders the applicable Make-Whole Premium contemporaneously with such prepayment.  The term “prepayment” in this Section 3.02 shall include amounts that are settled, compromised or otherwise extinguished, whether voluntarily or involuntarily, including, without limitation, any prepayment made in connection with a refinancing following the acceleration of the Obligations pursuant to Section 9.02.  For the avoidance of doubt, the Make-Whole Premium shall not be payable with regard to any amounts of principal that are converted to Common Stock in accordance with Section 7.14.

ARTICLE IV.
SECURITY; OTHER RIGHTS OF LENDER

4.01                        Security; Additional Collateral; Release.

(a)                                 Grant of Liens and Security Interests.  As security for all of the Obligations owed to the Secured Parties under this Agreement and the other Loan Documents, each of Borrower and the other Loan Parties hereby grants, assigns, transfers and conveys to Administrative Agent, for the ratable benefit of the Lenders, a first priority mortgage Lien on and first priority security interest in all of the Oil and Gas Properties and other Mortgaged Property under the Mortgages. In addition to the foregoing, as further security for all of the Obligations owed to Lender, each of Borrower and the other Loan Parties hereby grants, assigns, transfers and conveys to Administrative Agent, a first priority security interest in all other Collateral (not otherwise described in the immediately preceding sentence) under the Security Instruments. Notwithstanding the foregoing, the parties acknowledge and agree that the lien of the Lenders shall rank pari passu with the lien of PEP III existing on the date hereof, which lien shall survive the execution of this Agreement and shall be subject to the terms and conditions of the Intercreditor Agreement.

(b)                                 Additional Collateral.  In the event Borrower or any other Loan Party acquires additional Oil and Gas Properties after the Closing Date, then Borrower shall, and shall cause its Subsidiaries to, promptly (in any event within five (5) Business Days or such later date as permitted by Lenders in their sole discretion) execute and deliver such Mortgages and other Security Instruments as Lenders may reasonably request to grant to Administrative Agent for the benefit of the Secured Parties as security for the Obligations a first-priority Lien on such additional Oil and Gas Properties not already subject to a Lien of the Security Instruments such that after giving effect thereto, the Mortgaged Properties will represent all of the Oil and Gas Properties of the Loan Parties, subject only to Excepted Liens.  Contemporaneous with the foregoing, Borrower shall, subject to Lenders’ approval, update Annex B to add such additional Oil and Gas Properties. All such Liens will be created and perfected by and in accordance with the provisions of deeds of trust, security agreements and financing statements or other Security Instruments, all in form and substance satisfactory to Lenders and in sufficient executed (and acknowledged where necessary or appropriate) counterparts for recording purposes.

(c)                                  Release of Liens; General Release.  Following Security Termination, Administrative Agent will deliver to Borrower, at Borrower’s expense, releases of all Liens arising under the Security Instruments with an acknowledgment that the same have been terminated.

(d)                                 Disposition of Proceeds of Production.  The Security Instruments (subject to the limitations in this Section 4.01(d)) contain an assignment by Borrower and/or the Guarantors unto and in favor of Administrative Agent for the benefit of the Secured Parties of all of Borrower’s or such Guarantor’s right, title and interest in and to production and all proceeds attributable thereto which may be produced from or allocated to the Mortgaged Property.  The

Security Instruments further provide in general for the application of such proceeds to the satisfaction of the Obligations and other obligations described therein and secured thereby.  Notwithstanding anything in the Security Instruments to the contrary, Administrative Agent shall not exercise its right to receive proceeds of production unless an Event of Default has occurred and is continuing.  Borrower and the other Loan Parties hereby authorize the Administrative Agent, on behalf of the Secured Parties, and grant to the Administrative Agent the power and authority in place and stead of Borrower and such Loan Parties, to take such actions as may be necessary to cause such proceeds to be paid to the Administrative Agent upon the occurrence and during the continuance of an Event of Default.

4.02                        Observer Rights.  With respect to any Lender, until such time as the Board of Directors is expanded and one or more individuals designated by such Lender is appointed to the Board of Directors in accordance with Section 7.19, such Lender shall have the right to designate one non-voting Person or representative (each such designee, an “Observer”) to attend and observe all meetings of the Board of Directors and any committees, including special committees thereof. Borrower shall provide each Observer with notice of (in the same manner that notice is given to the Board of Directors or other members thereof) all meetings (whether in person, telephonic or otherwise) of the Board of Directors, including all committee meetings. Borrower shall also provide to each Observer a copy of all notices, agendas and other materials or information distributed to the Board of Directors and any committees thereof, whether provided to the Board of Directors or other members thereof in advance or, during or after any meeting. Except for disclosures required by law, the Observers shall keep all such materials and information confidential. The Borrower shall reimburse the Observers upon demand for any and all reasonable out-of-pocket expenses incurred by any such Observer in connection with the foregoing board visitation rights.

ARTICLE V.
CONDITIONS PRECEDENT

5.01                        Closing Date.  The effectiveness of this Agreement and the obligations of Lenders to make Loans under Tranche B on the Closing Date shall not become effective until the date on which each of the following conditions is satisfied:

(a)                                 Lenders shall have received a certificate of a Responsible Officer of Borrower setting forth (i) resolutions of its Board of Directors with respect to the authorization of Borrower to execute and deliver the Loan Documents to which it is a party and to enter into the Transactions contemplated in those documents, (ii) the officers of Borrower (y) who are authorized to sign the Loan Documents to which Borrower is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the Transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and (iv) the Organizational Documents of Borrower, certified as being true and complete.

(b)                                 Lenders shall have received certificates of the appropriate Governmental Authorities with respect to the existence, qualification and good standing of Borrower.

(c)                                  Lenders shall have received from each party hereto duly executed counterparts (in such number as may be requested by each Lender) of this Agreement signed on behalf of such party.

(d)                                 Each Lender shall have received a duly executed Note in a principal amount equal to such Lender’s Commitment dated as of the date hereof.

(e)                                  Lenders shall have received from each party thereto duly executed counterparts (in such number as may be requested by Lender) of (i) the Security Instruments, including each Mortgage, the Pledge Agreement (if any), and the other Security Instruments described on Exhibit C, (ii) a Guaranty executed by each Subsidiary of the Borrower (if any), (iii) the Registration Rights Agreement, (iv) the Lenders’ Option, (v) the Warrant and (vi) the other Loan Documents.  In connection with the execution and delivery of the Security Instruments, Lenders shall be satisfied that the Security Instruments create Liens (which, upon the Administrative Agent’s recordation of the Mortgages and properly completed financing statements in the proper jurisdictions therefor, shall be first priority, perfected Liens) on (A) all of Borrower’s Equity Interests in all Subsidiaries, if any, and (B) all assets of Borrower and its Subsidiaries, including all of the Oil and Gas Properties, subject only to Excepted Liens.

(f)                                   Lenders shall have received an opinion of Polsinelli PC, special counsel to the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent covering such other matters relating to the Loan Parties, this Agreement or the Transactions as the Lenders shall reasonably request.

(g)                                  No material adverse change to the environmental condition of the Oil and Gas Properties to be pledged as Collateral shall have occurred.

(h)                                 Lenders shall have received a certificate of a Responsible Officer of Borrower certifying that, as of the Closing Date: (i) the representations and warranties of the Loan Parties set forth in any Loan Document shall be true and correct in all respects, (ii) no Default or Event of Default exists, and (iii) the Loan Parties are in compliance in all material respects with all obligations under the Loan Documents.

(i)                                     Lenders shall have received the Base Case Model, in form and content satisfactory to the Lenders in their sole discretion.

(j)                                    Lenders shall have received and approved a funds flow memorandum with Financial Officer’s certification regarding the use and application of proceeds of Tranche B (the “Funds Flow”).

(k)                                 Lenders shall have received appropriate UCC search certificates for Colorado and any other jurisdiction reasonably requested by Lenders reflecting no prior Liens encumbering the Properties of Borrower and the Subsidiaries other than Excepted Liens and the Liens to be released on the Closing Date.

(l)                                     Lenders shall have received copies of the Operating Agreements and the other Material Agreements.

(m)                             Borrower shall have delivered to each Lender that is subject to the Act such information requested by Lender in order to comply with the Act.

(n)                                 At the time of and immediately after giving effect to any Loan under Tranche B, no Default or Event of Default shall have occurred and be continuing.

(o)                                 There shall exist no event of default (or condition which would constitute an event of default with the giving of notice or the passage of time or both) under any existing material obligation of Borrower or any of its Affiliates or Subsidiaries, or under any capital stock agreements, financing agreements, material lease agreements or other material contracts of Borrower or its Affiliates or Subsidiaries, if any.

(p)                                 Substantially contemporaneously with the funding of the Loans hereunder, all Debt outstanding under the Existing Providence Facility A shall have been paid in full and all Liens granted by the Borrower to secure such Debt shall have been released by Providence Energy Operators, LLC.

(q)                                 Substantially contemporaneously with the funding of the Loans hereunder, PEP III shall have received payment of the Debt under the Existing Providence Facility B in a principal amount equal to $1,500,000, together with all accrued and unpaid interest owing with respect to such facility as of the Closing Date.

(r)                                    Borrower and PEP III shall have amended the documents evidencing the Existing Providence Facility B to reflect the revised terms of such documents as set forth in the Letter Agreement.

(s)                                   The Administrative Agent, PEP III and the Borrower shall have executed and delivered the Intercreditor Agreement.

(t)                                    Lenders shall have received such other documents as such Lender or its counsel may reasonably request including audited and interim financial statements.

(u)                                 Borrower and the Providence Parties shall have reached agreement and executed an amendment to that certain Amended and Restated Participation Agreement dated November 16, 2017 (the “Participation Agreement”) to extend the right of PEP III thereunder for a period until two years after the Closing Date and to recognize PEP III’s right to assign that right to any Providence Affiliate.

(v)                                 The Administrative Agent and its counsel shall have completed all legal due diligence, the results of which shall be satisfactory to the Administrative Agent in its sole discretion.

(w)                               The Administrative Agent shall have received evidence of insurance coverage in form, scope, and substance reasonably satisfactory to the Administrative Agent and otherwise in compliance with the terms of Section 7.06.

(x)                                 The Borrower shall have adopted a resolution to increase the size of the Board of Directors from six directors to nine directors and Lenders shall have designated up to three directors, two designated by Providence and one designated by 5NR; provided, however, that the formal appointment of such designees shall be subject to background checks on such individuals and other customary diligence; and  provided further that at least one director designated by the Lenders shall qualify as independent under rules promulgated by the NYSE American.  During the 30 days following the repayment of the Loans, Borrower may request that one of the three directors designated by Lenders tender his or her resignation from the Board of Directors; or, if Providence and its Affiliates do not own in the aggregate 5% or more of Borrower’s Common Stock, then Borrower may request that all directors designated by Lenders tender his or her resignation.   Upon receipt of such request, Providence shall advise the Lenders which director(s) is (are) to resign and the applicable Lender will cause its designee director(s) to resign.  All remaining Lender-designated directors will thereafter be deemed designees of Providence.  So long as Providence and its Affiliates own in the aggregate 5% or more of Borrower’s Common Stock, Providence shall be entitled to have two designees on the Board.

(y)                                 The Lenders shall have received the Budget for 2018.

(z)                                  The Lenders shall have received (i) evidence satisfactory to them that the Funding Account has been opened by the Borrower and (ii) all documentation necessary to cause transfers from such account to be subject to the approval of the Administrative Agent in accordance with Section 2.02(c).

(aa)                          The Lenders shall have received evidence satisfactory to them that Borrower has authorize a representative of Administrative Agent as a co-signer on the Operating Account for disbursements from such account of $1,000,000 or more.

ARTICLE VI.
REPRESENTATIONS AND WARRANTIES

Borrower and the other Loan Parties represent and warrant to Lenders that:

6.01                        Organization; Powers.  Borrower is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its organization, has all requisite power and authority, and has all governmental licenses, authorizations, consents and approvals necessary, to own its assets and to carry on its business as now conducted, and is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required.

6.02                        Authority; Enforceability.  The Transactions are within Borrower’s powers and have been duly authorized by all necessary corporate action including, without limitation, any action required to be taken by the Board of Directors, in order to ensure the due authorization of the Transactions.  Each Loan Document to which Borrower is a party has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower, enforceable against it in accordance with its terms, subject to Debtor Relief Laws or other Laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

6.03                        Approvals; No Conflicts.  The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including the Board of Directors or the governing body of any other Person, whether interested or disinterested), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of any Loan Document or the consummation of the Transactions contemplated thereby, except either as expressly contemplated in the Loan Documents or such as have been obtained or made and are in full force and effect, (b) will not violate any applicable Law or the Organizational Documents of Borrower or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, loan or credit agreement or other instrument in respect of Debt binding upon Borrower or its Properties, or give rise to a right thereunder to require any payment to be made by Borrower and (d) will not result in the creation or imposition of any Lien on any Property of Borrower (other than the Liens created by the Loan Documents).

6.04                        Financial Information; Financial Condition; No Material Adverse Change.

(a)                                 The financial statements furnished to the Lenders on or prior to the Closing Date present fairly the revenues, direct operating expenses, and consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.  All balance sheets, all statements of operations and of cash flow and all other financial information of Borrower and the other Loan Parties furnished pursuant to Section 7.01(a) and (b) have been and will for periods following the Closing Date be prepared in accordance with GAAP consistently applied (except for interim statements prepared in accordance with rules of the SEC), and do or will present fairly the consolidated financial condition of the Persons covered thereby as at the dates thereof and the results of their operations for the periods then ended.

(b)                                 Borrower has heretofore furnished to the Lenders on or before the Closing Date the Base Case Model.  The Base Case Model was prepared in good faith on the basis of assumptions, data, information, tests, or conditions believed to be reasonable at the time such Base Case Model was furnished.

(c)                                  Borrower on the date hereof has no Debt (including Disqualified Capital Stock), or any contingent liabilities (including, without limitation, any contingent liabilities related to profit participations, finder’s fees or similar arrangements), off-balance sheet liabilities or partnerships, liabilities for Taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments that are not reflected on such balance sheets and statements of income, shareholders equity and cash flows or otherwise permitted under Section 8.02.

(d)                                 Borrower is not a party to, bound by or subject to any indenture, Material Agreement, Organizational Document, injunction, order, restriction or decree not otherwise disclosed in any SEC filing of Borrower or previously disclosed to the Lenders in writing.

6.05                        Litigation.  There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of Borrower, threatened against or affecting Borrower.

6.06        Environmental Matters.  Except for such matters as set forth on Schedule 6.06:

(a)           Each of the Properties of the Loan Parties and the operations thereon are, and within all applicable statute of limitation periods have been, in compliance with all applicable Environmental Laws;

(b)           The Loan Parties have no notice of any claims, demands, suits, orders, inquiries, or proceedings concerning any violation of, or any liability (including as a potentially responsible party) under, any applicable Environmental Law that is pending or threatened against any Loan Party or its Properties or as a result of any operations at the Properties;

(c)           None of its Properties contain or have contained any:  (i) underground storage tanks; (ii) asbestos-containing materials; (iii) landfills or dumps; (iv) hazardous waste management units as defined pursuant to RCRA or any comparable state Law; or (v) sites on or nominated for the National Priority List promulgated pursuant to CERCLA or any state remedial priority list promulgated or published pursuant to any comparable state Law;

(d)           (i) There has been no Release or threatened Release, or prior Release, of Hazardous Materials at, on, under or from any of the Loan Parties’ Properties which has caused at such Properties (or at any third party site) any condition that could result in remediation; (ii) there are no existing material investigations, remediations, abatements, removals, or monitorings of Hazardous Materials required under applicable Environmental Laws at such Properties (other than monitoring and reporting of Hydrocarbons in the ordinary course of business); and (iii) to the knowledge of Borrower, none of such Properties are adversely affected by any Release or threatened Release, or have been adversely affected by any prior Release, of a Hazardous Material originating or emanating from any other real property;

(e)           Borrower has not received any notice asserting an alleged liability or obligation under any applicable Environmental Laws with respect to the investigation, remediation, abatement, removal, or monitoring of any Hazardous Materials at, under, or Released or threatened to be Released from any real properties offsite Borrower’s Properties and there are no conditions or circumstances that would reasonably be expected to result in the receipt of such written notice;

(f)            There has been no exposure of any Person or property to any Hazardous Materials as a result of or in connection with the operations and businesses of any of the Loan Parties’ Properties that could reasonably be expected to form the basis for a claim for damages or compensation that could reasonably be excepted to result in a liability of Borrower and there are no conditions or circumstances that could reasonably be expected to result in the receipt of notice regarding such exposure; and

(g)           As of the Closing Date, Borrower has provided to Lenders complete and correct copies of all material environmental site assessment reports, investigations, studies, analyses, and correspondence on environmental matters (including matters relating to any alleged non-compliance with or liability under Environmental Laws) that are in Borrower’s possession, knowledge or control and relating to its Properties or operations thereon.

6.07        Compliance with the Laws and Agreements; No Defaults.  Each Loan Party is in compliance with all Laws applicable to it or its Property, excluding Environmental Laws, which representations and warranties with respect thereto are addressed exclusively in Section 6.06, and all agreements and other instruments binding upon it or its Property, and possesses all licenses, permits, franchises, exemptions, approvals and other authorizations granted by Governmental Authorities necessary for the ownership of its Property and the conduct of its business.

6.08        Investment Company Act.  No Loan Party is an “investment company” or a company “controlled” by an “investment company,” within the meaning of, or subject to regulation under, the Investment Company Act of 1940, as amended.

6.09        Taxes.  Each Loan Party has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except where any filing, non-filing, payment or non-payment is with respect to Taxes that are being contested in good faith by appropriate proceedings and for which Borrower has set aside on its books adequate reserves in accordance with GAAP.  The charges, accruals and reserves on the books of Borrower in respect of Taxes and other governmental charges are, in the reasonable opinion of Borrower, adequate in all material respects.  No Tax Lien has been filed and no claim is being asserted with respect to any such Tax or other such governmental charge.

6.10        Disclosure; No Material Misstatements.  Borrower has disclosed or filed with the SEC true and correct copies of all material agreements to which it or any of its Subsidiaries, and its and their respective assets, is subject.  None of the reports, financial statements, or certificates furnished by or on behalf of Borrower to any Lender or any of its Affiliates in connection with the negotiation of this Agreement or any other Loan Document or delivered hereunder or under any other Loan Document (as modified or supplemented by other information so furnished) or in connection with the Transactions contemplated hereby or thereby contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  There are no statements or conclusions in any Reserve Report known to the Borrower which are based upon or include materially inaccurate information or fail to take into account material information regarding the matters reported therein, it being understood that each Reserve Report is necessarily based on professional opinions, estimates and projections and that Borrower does not warrant that such opinions, estimates and projections will ultimately prove to have been accurate.  The most recently delivered Reserve Report was prepared in good faith on the basis of assumptions that were reasonable in light of the conditions existing at the time of delivery.

6.11        Insurance.  Borrower has (a) all insurance policies sufficient for the compliance with all Laws and all agreements to which Borrower is a party and (b) insurance coverage in at least amounts and against such risk (including, without limitation, public liability) that are usually insured against by companies similarly situated and engaged in the same or a similar business for the assets and operations of Borrower.  The Administrative Agent has been named as additional insured in respect of such liability insurance policies and as lender’s loss payable with respect to Property loss insurance.

6.12        Subsidiaries; Equity Interests.  Except as set forth on Schedule 6.12, Borrower has no Subsidiaries and owns no Equity Interests in any other corporation, limited liability company, limited partnership, general partnership or any comparable non-U.S. entity.  Borrower has no Foreign Subsidiaries.  The ownership information with respect to each Subsidiary of Borrower, if any, is set forth on Schedule 6.12.

6.13        Properties; Title, Etc.

(a)           The Borrower has good and defensible title to, or valid leasehold and fee interests in, the Oil and Gas Properties and good title to, or valid leasehold and fee interests in, licenses of, or rights to use, all of its personal Properties necessary or used in the ordinary conduct of its business, in each case, free and clear of all Liens except Liens permitted by Section 8.03.  After giving full effect to the Excepted Liens and other than changes which arise pursuant to non-consent provisions of operating agreements or other agreements (if any) described in an exhibit to any Security Instrument, Borrower or any of the other Loan Parties specified as the owner owns at least the Net Revenue Interest attributable to the Hydrocarbon Interests and Wells as reflected in the most recently delivered Reserve Report, and as set forth in Annex B attached hereto (or in the most recent update to Annex B delivered by Borrower to Lender in accordance with Section 4.01(b)), and the ownership of such Properties shall not in any material respect obligate the Loan Parties to bear the costs and expenses relating to the maintenance, development and operations of each such Property in an amount materially in excess of the Working Interest of each Property set forth in the most recently delivered Reserve Report, and as set forth on Annex B attached hereto (or in the most recent update to Annex B delivered by Borrower to Lender in accordance with Section 4.01(b)), that is not offset by a corresponding proportionate increase in Borrower’s or any of its Subsidiaries’ Net Revenue Interest in such Property.

(b)           To the knowledge of Borrower, all leases and agreements necessary for the conduct of the business of Borrower are valid and subsisting, in full force and effect, and there exists no default thereunder.

(c)           Except as set forth in Schedule 6.13(c), there has been no event, development or circumstance that has had or could reasonably expected to have a Material Adverse Effect since the last interim financial statement date.

(d)           The rights and Properties presently owned, leased or licensed by Borrower including, without limitation, all easements and rights of way, include all rights and Properties necessary to permit Borrower to conduct its business in all material respects in the same manner as its business has been conducted prior to the Closing Date.

(e)           All of the material tangible personal Properties of Borrower that are reasonably necessary for the operation of their businesses are in good working condition (ordinary wear and tear excepted) and are maintained in accordance with prudent business standards.

(f)            Except as set forth on Schedule 6.13(f), there are no (i) preferential rights to purchase or (ii) required consents to assignment, in either case, affecting any Oil and Gas Properties.

6.14        Maintenance of Properties.  The Oil and Gas Properties (and Properties unitized therewith) of the Borrower and its Subsidiaries have been maintained, operated and developed in a good and workmanlike manner and in conformity with all Governmental Requirements and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and other contracts and agreements forming a part of the Oil and Gas Properties of the Borrower and its Subsidiaries.  Specifically in connection with the foregoing, (i) no Oil and Gas Property of the Borrower or any Subsidiary is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) and (ii) none of the wells comprising a part of the Oil and Gas Properties (or Properties unitized therewith) of the Borrower and its Subsidiaries is deviated from the vertical more than the maximum permitted by Governmental Requirements, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Oil and Gas Properties (or in the case of wells located on Properties unitized therewith, such unitized Properties) of the Borrower and its Subsidiaries.  The wells drilled in respect of proved producing Oil and Gas Properties described in the Reserve Report (other than wells drilled in respect of such proved producing Oil and Gas Properties that have been subsequently disposed of in accordance with the terms of this Agreement) are capable of, and are presently, either producing Hydrocarbons in commercially profitable quantities or in the process of being worked over or enhanced, and the Loan Party that owns such proved producing Oil and Gas Properties is currently receiving payments for its share of production, with no funds in respect of any thereof being presently held in suspense, other than any such funds being held in suspense pending delivery of appropriate division orders. All pipelines, wells, gas processing plants, platforms and other material improvements, fixtures and equipment owned in whole or in part by the Borrower or any Subsidiary that are necessary to conduct normal operations are being maintained in a state adequate to conduct normal operations, and with respect to such of the foregoing which are operated by the Borrower or any Subsidiary, in a manner consistent with the past practices of the Borrower and its Subsidiaries.

6.15        Commissions; Expenses.  No broker’s or finder’s fees or commissions have been paid or will be payable by Borrower or any of its Affiliates to any Person in connection with the Transactions contemplated by this Agreement, except as payable to Lender or its respective Affiliates.

6.16        ERISA.  No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.  The present value of all accumulated benefit obligations under each Plan (based on the assumptions used for purposes of Statement of Financial Accounting Standards No. 87) did not, as of the date of the most recent financial statements reflecting such amounts, exceed the fair market value of the assets of such Plan.

6.17        Solvency.  After giving effect to the Transactions and any contribution provisions contained in any Loan Document, the Loan Parties and each of its Subsidiaries are Solvent.

6.18        Employment Matters.  As of the Closing Date, there are no strikes, lockouts or slowdowns against the Borrower or any of its Subsidiaries pending or, to the knowledge of the Borrower, threatened.  All payments due from the Borrower or any Subsidiary, or for which any claim may be made against Borrower or any Subsidiary, on account of wages and employee health and welfare insurance and other benefits, have been paid or accrued as a liability on the books of the Borrower or such Subsidiary.

6.19        Margin Stock.  Neither the Borrower nor any Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation  U issued by the Federal Reserve Board), and no part of the proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock.

6.20        Gas Imbalances; Prepayments.  On a net basis there are no gas imbalances, take or pay or other prepayments which would require the Borrower or any Subsidiary to deliver Hydrocarbons produced from the Oil and Gas Properties of the Borrower and its Subsidiaries at some future time without then or thereafter receiving full payment therefor exceeding a volume equal to 1% of the total proved reserves (on an mcf equivalent basis) set forth in the most recently delivered Reserve Report in the aggregate.

6.21        Swap Agreements.  No Loan Party has entered into any Swap Agreements except as otherwise permitted by the Lenders in writing.

6.22        USA PATRIOT Act.  Neither Borrower nor any of its respective Affiliates is a country, individual or entity named on the Specifically Designated National and Blocked Persons list issued by the Office of Foreign Asset Control of the Department of the Treasury of the United States of America.

ARTICLE VII.
AFFIRMATIVE COVENANTS

Borrower and the other Loan Parties covenant and agree with Lender that:

7.01        Financial Statements; Other Reporting and Information.  Borrower will furnish to each Lender:

(a)           Annual Financial Statements.  As soon as available, and not later than 90 days after the end of each fiscal year of Borrower (beginning with the fiscal year ending December 31, 2017), its audited consolidated balance sheet and related statements of operations, shareholders’ equity and cash flows as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Approved Independent Public Accountants to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of Borrower and its Consolidated Subsidiaries on a consolidated basis, as applicable, in accordance with GAAP consistently applied.

(b)           Quarterly Financial Statements.  As soon as available, and not later than 60 days after the end of each of the first three fiscal quarters of each fiscal year of Borrower, its unaudited, consolidated balance sheet and related statements of operations and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth, in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of Borrower and its Subsidiaries on a consolidated basis, as applicable, in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and SEC rules relating to interim financial statements.

(c)           Compliance Certificate.  Concurrently with any delivery of financial statements under Section 7.01(a) or Section 7.01(b), a Compliance Certificate in substantially the form of Exhibit B hereto (i) certifying as to whether a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 8.01, and (iii) stating whether any change in the application of GAAP to the financial statements being delivered in connection with such compliance certificate has occurred since the date of the most recently delivered financial statements and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate.

(d)           PDP PV Coverage Ratio Report. Concurrently with any delivery of financial statements under Section 7.01(a) or Section 7.01(b), a report in the form of Exhibit E hereto providing detailed calculations of the PDP PV Coverage Ratio based on the most recently delivered Reserve Report or Semi-Annual Update.

(e)           Budget.  Not later than 15 days prior to the end of each fiscal year beginning with the fiscal year ending December 31, 2018, an annual Budget in form satisfactory to Lenders.

(f)            SEC and Other Filings; Reports to Shareholders.  Promptly after the same become publicly available, copies of all financial statements, periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the SEC, or any Governmental Authority succeeding to any or all of the functions of the SEC, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be.

(g)           Acquisition; Mergers.  Promptly, but in any event within three (3) Business Days after entering into any written agreement between Borrower and any other Person, any information regarding any proposed or potential acquisition of Equity Interests or any merger or consolidation relating to Borrower or any Subsidiary and thereafter provide Lenders all copies of any related documents or communications, as any Lender may request; provided that (i) Borrower shall provide all such copies and information at least thirty (30) days prior to closing of any such transaction and (ii) each Lender has executed and delivered a mutually agreeable confidentiality or non-disclosure agreement until such information has been made public.

(h)           Notice of Sales of Oil and Gas Properties.  In the event Borrower or any of its Subsidiaries intends to sell, transfer, assign or otherwise dispose, or has sold, transferred, assigned or otherwise disposed of, any Oil or Gas Properties or any Equity Interests in any Subsidiary, which shall be in compliance with the provisions of the Loan Documents, Borrower will provide such notice thereof, the price thereof, the anticipated date of closing and such other information requested by Lender as soon as commercially practicable but in no event less than 30 days prior to the completion of such sale, transfer, assignment or disposition.

(i)            Notice of Casualty Events.  Prompt written notice, and in any event within three Business Days, of the occurrence of any Casualty Event in an amount exceeding, or the commencement of any action or proceeding that could reasonably be expected to result in a Casualty Event.

(j)            Notices Under Material Instruments.  Promptly after the furnishing thereof, copies of any financial statement, report or notice furnished to or by any Person pursuant to the terms of any preferred stock designation, indenture, loan or credit or other similar agreement, other than this Agreement and not otherwise required to be furnished to the Lenders pursuant to any other provision of this Section 7.01.

(k)           Information Regarding Borrower and Guarantors.  Prompt written notice (and in any event within thirty (30) days prior thereto) of any change (i) in the Borrower’s or any Guarantor’s corporate or limited liability company name, (ii) in the location of the Borrower’s or any Guarantor’s chief executive office or principal place of business, (iii) in the Borrower’s or any Guarantor’s identity or corporate structure, (iv) in the Borrower’s or any Guarantor’s jurisdiction of organization or such Person’s organizational identification number in such jurisdiction of organization, and (v) in the Borrower’s or any Guarantor’s federal taxpayer identification number.

(l)            Production Report and Lease Operating Statements.  Concurrently with any delivery of financial statements under clauses (a) or (b) above, a report setting forth, for each calendar month during the then current fiscal year to date, the volume of production and sales attributable to production (and the prices at which such sales were made and the revenues derived from such sales) for each such calendar month from the Oil and Gas Properties of the Borrower and its Subsidiaries, and setting forth the related ad valorem, severance and production taxes and lease operating expenses attributable thereto and incurred for each such calendar month.

(m)          Notices of Certain Changes. Promptly, but in any event within five (5) Business Days after the execution thereof, copies of any amendment, modification or supplement to the certificate or articles of incorporation, by-laws, any preferred stock designation or any other Organizational Document of the Borrower or any Subsidiary.

(n)           Other Requested Information.  Promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of any Loan Party, or compliance with the terms of this Agreement, as the Administrative Agent or any Lender may reasonably request.

7.02        Notices of Material Events.  Borrower will furnish to Administrative Agent written notice within two (2) Business Days of the following:

(a)           the occurrence of any Default;

(b)           the filing or commencement of, or the threat in writing of, any action, suit, investigation, arbitration or proceeding or the threat in writing of any investigation, in each case, by or before any arbitrator or Governmental Authority against or affecting Borrower or any Subsidiary thereof, or any material adverse development in any action, suit, proceeding, investigation or arbitration (whether or not previously disclosed to the Lenders);

(c)           the occurrence of any ERISA Event;

(d)           any written notice or written claim to the effect that any Loan Party is or may be liable to any Person as a result of the release by any Loan Party, or any other Person of any Hazardous Materials into the environment, which could reasonably be expected to have a Material Adverse Effect;

(e)           any written notice alleging any violation of any Environmental Law by any Loan Party, which could reasonably be expected to have a Material Adverse Effect;

(f)            the receipt by the Borrower or any Subsidiary of any management letter or comparable analysis prepared by the auditors for the Borrower or any such Subsidiary; and

(g)           any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section 7.02 shall be accompanied by a statement of a Responsible Officer of Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

7.03        Existence; Conduct of Business.  The Borrower will, and will cause each Subsidiary to, (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, licenses, permits, franchises, governmental authorizations and intellectual property rights material to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted, and (b) carry on and conduct its business in substantial compliance with the Budget and substantially the same manner and in substantially the same fields of enterprise as it is presently conducted.

7.04        Payment of Obligations.  Borrower and each other Loan Party will pay its obligations, including Tax liabilities, before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings and (b) Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto; provided, however, each Loan Party will, and will cause each Subsidiary to, remit withholding taxes and other payroll taxes to appropriate Governmental Authorities as and when claimed to be due, notwithstanding the foregoing exceptions.

7.05        Operation and Maintenance of Properties.  The Borrower at its sole expense will, and will cause each of its Subsidiaries to:

(a)           operate its Oil and Gas Properties and other material Properties or cause such Oil and Gas Properties and other material Properties to be operated in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all Governmental Requirements, including, without limitation, applicable pro ration requirements and Environmental Laws, and all applicable laws, rules and regulations of every other Governmental Authority from time to time constituted to regulate the development and operation of its Oil and Gas Properties and the production and sale of Hydrocarbons and other minerals therefrom;

(b)           keep and maintain all Property material to the conduct of its business in good working order and condition (ordinary wear and tear excepted); preserve, maintain and keep in good repair, working order and efficiency (ordinary wear and tear and obsolescence excepted) all of its material Oil and Gas Properties and other material Properties, including, without limitation, all equipment, machinery and facilities;

(c)           promptly pay and discharge, or make reasonable and customary efforts to cause to be paid and discharged, all delay rentals, royalties, expenses and indebtedness accruing under the leases or other agreements affecting or pertaining to its Oil and Gas Properties and do all other things necessary to keep materially unimpaired its rights with respect thereto and prevent any forfeiture thereof or default thereunder;

(d)           promptly perform, or make reasonable and customary efforts to cause to be performed, in accordance with industry standards, the obligations required by each and all of the assignments, deeds, leases, sub-leases, contracts and agreements affecting its interests in its Oil and Gas Properties and other material Properties;

(e)           operate its Oil and Gas Properties and other material Properties or cause or make reasonable and customary efforts to cause such Oil and Gas Properties and other material Properties to be operated in accordance with the practices of the industry and in material compliance with all applicable contracts and agreements and in compliance in all material respects with all Governmental Requirements; and

(f)            to the extent that a Loan Party is not the operator of any Property, the Borrower shall use reasonable efforts to cause the operator to comply with this Section 7.05.

7.06        Insurance.  The Borrower will, and will cause each of its Subsidiaries to, maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.  The loss payable clauses or provisions in said insurance policy or policies insuring any of the Collateral for the Loans shall be endorsed in favor of and made payable to the Administrative Agent as its interests may appear and such policies shall name the Administrative Agent as “additional insured” and provide that the insurer will give at least thirty (30) days prior written notice to the Administrative Agent of any cancellation (or ten (10) days prior written notice in the event of cancellation for nonpayment of provisions).

7.07        Books and Records; Inspection Rights.  The Borrower will, and will cause each Subsidiary to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities.  The Borrower will, and will cause each Subsidiary to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

7.08        Compliance with Laws.  The Borrower will, and will cause each Subsidiary to, comply with all Requirements of Law applicable to it or its Property.

7.09        Use of Proceeds.  The proceeds of the Loans will be used only to pay the fees, expenses and transaction costs of the Transactions as described in the Letter Agreement and the Funds Flow and the Base Case Model.  No part of the proceeds of any Loan will be used, whether directly or indirectly, for any purpose that entails a violation of any of the Regulations of the Federal Reserve Board, including Regulations T, U and X.

7.10        Environmental Matters.  Borrower will and will use commercially reasonable effort to cause the operator of any of the Loan Parties’ Oil and Gas Properties to (i) comply, and cause Borrower’s Oil and Gas Properties and operations to comply in all material respects, with all applicable Environmental Laws; (ii) not dispose of or otherwise release any oil, oil and gas waste, hazardous substance, or solid waste on, under, about or from any of Borrower’s Oil and Gas Properties except in compliance in all material respects with applicable Environmental Laws; (iii) timely obtain or file all material notices, permits, licenses, exemptions, approvals, registrations or other authorizations, if any, required under applicable Environmental Laws to be obtained or filed in connection with the operation or use of Borrower’s Oil and Gas Properties; (iv) promptly commence and diligently prosecute to completion any assessment, evaluation, investigation, monitoring, containment, cleanup, removal, repair, restoration, remediation or other remedial obligations (collectively, the “Remedial Work”) in the event any Remedial Work is required or reasonably necessary under applicable Environmental Laws because of or in connection with the actual or suspected past, present or future disposal or other release of any oil, oil and gas waste, hazardous substance or solid waste on, under, about or from any of Borrower’s Oil and Gas Properties; and (v) establish and implement such policies of environmental audit and compliance as may be necessary to continuously determine and assure that the obligations under this Section 7.06 are timely and fully satisfied.

7.11        Further Assurances.

(a)           The Borrower at its sole expense will, and will cause each Subsidiary to, promptly execute and deliver to the Administrative Agent all such other documents,

agreements and instruments reasonably requested by the Administrative Agent to comply with, cure any defects or accomplish the conditions precedent, covenants and agreements of the Borrower or any other Loan Party, as the case may be, in the Loan Documents, including the Notes, or to further evidence and more fully describe the Collateral intended as security for the Obligations, or to correct any omissions in this Agreement or the Security Instruments, or to state more fully the obligations secured therein, or to perfect, protect or preserve any Liens created pursuant to this Agreement or any of the Security Instruments or the priority thereof, or to make any recordings, file any notices or obtain any consents, all as may be reasonably necessary or appropriate, in the reasonable discretion of the Administrative Agent, in connection therewith.

(b)           The Borrower hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Borrower or any other Guarantor where permitted by law. A carbon, photographic or other reproduction of the Security Instruments or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law. The Borrower acknowledges and agrees that any such financing statement may describe the collateral as “all assets” of the applicable Loan Party or words of similar effect as may be required by the Administrative Agent.

7.12        Reserve Reports.

(a)           On or before March 15 of each year, Borrower shall furnish to Lenders a Reserve Report attributable to the Hydrocarbon Interests of Borrower as of the immediately preceding January 1. Each Reserve Report shall be prepared by the Approved Petroleum Engineers.  Additionally, Borrower shall furnish to Lender within 30 days of June 30 of each calendar year, an internally-prepared update of the Reserve Report reflecting additions and subtractions to the Hydrocarbons (the “Semi-Annual Update”) as of June 30 of each calendar year.  Each Semi-Annual Update shall (x) be prepared by or under the supervision of the chief engineer of Borrower and (y) include an analysis using the pricing assumptions set forth in Section 7.12(b)(iii) below.  At Lenders’ request, the Semi-Annual Update shall be audited or engineered at Borrower’s expense.

(b)           Each Reserve Report shall be prepared in accordance with the following requirements and assumptions:

(i)            Proved Reserves shall be estimated and reported in accordance with Definitions for Oil and Gas Reserves promulgated by the Society of Petroleum Engineers (or any generally recognized successor) as in effect at the time in question;

(ii)           A production forecast shall be provided that is consistent with the Proved Reserves, recent production rates and trends, and regulatory requirements, operational considerations, and infrastructure or market constraints in effect at the time;

(iii)          Hydrocarbon pricing assumptions—

(A)          for all natural gas to be sold by Borrower, the purchase price for each month in the forecast will be the monthly natural gas futures quotes as reflected in NYMEX as of the effective date of the Reserve Report;

(B)          for all natural gas to be sold by Borrower on a fixed price basis or with respect to which the price has been hedged, the purchase price will be the fixed price for the volumes indicated in the contract, agreement or arrangement;

(C)          for all crude oil to be sold by Borrower other than crude oil described in Section 7.12(b)(iii)(D), the purchase price for each month in the forecast will be the monthly crude oil futures quotes as reflected in the NYMEX after applying any hedges in place as of the effective date of the Reserve Report or the Semi-Annual Update, as the case may be for the remaining term of the Loan;

(D)          for natural gas liquids to be sold by Borrower, the purchase price for each month in the forecast will be the crude oil purchase prices obtained pursuant to Section 7.12(b)(iii)(C) multiplied by natural gas liquids adjustment factor based on historical realizations; and

(E)           all Hydrocarbon pricing assumptions will be further adjusted by appropriate quality, transportation and location differentials as reflected in Borrower’s lease operating statements;

(iv)          projected operating expenses will reflect the current operating conditions as defined by the average of the previous twelve months of actual expenses as reported in Borrower’s lease operating statements, and Approved by Lender; and

(v)           Capital expenditures will be based on AFEs and actual costs from similar recent projects.

7.13        Creditors.  Borrower shall provide each Lender, within ten (10) Business Days following any written request therefor from any Lender, a true and complete schedule of Borrower’s creditors, including the amount due to each and the date each payment is due.

7.14        Conversion Rights.

(a)           Conversion Privilege. Subject to and in compliance with this Section 7.14, at any time on or after the Closing Date and until the Termination Date, each Lender may, from time to time, convert all or part of the outstanding principal amount of Loans made by such Lender to Borrower for shares of Common Stock.

(i)            With respect to each Lender, with regard to 20% of the Loan Balance, the number of shares of Common Stock issuable upon conversion shall be determined by dividing said principal by a price per share of Common Stock of $1.15 (the “Minimum Conversion Price”), as that price may be adjusted pursuant to this Section 7.14.

(ii)           With respect to each Lender, with regard to the remaining 80% of the Loan Balance, the number of shares of Common Stock issuable upon conversion shall be determined by dividing the aggregate principal amount of the Loan Balance to be converted by a price per share of Common Stock of $1.55, as such price per share may be adjusted pursuant to this Section 7.14 (the “Maximum Conversion Price”).

(iii)          Any prepayments of the principal amount of the Loans will first reduce the amount of the outstanding principal convertible by each Lender pursuant to Section 7.14(a)(ii) above.  If 80% of the principal of the Loans has been repaid, then future prepayments will reduce the amount of the outstanding principal convertible pursuant to Section 7.14(a)(i) above.

(iv)          Any conversions exercised by any Lender consistent with this Section 7.14 will first reduce the amount of the outstanding principal convertible by such Lender pursuant to Section 7.14(a)(i) above.  Subsequent conversions by any Lender will reduce the amount of the outstanding principal convertible by such Lender pursuant to Section 7.14(a)(ii) above.

(b)           Conversion Procedure. To exercise its conversion right, Lender must deliver a written Notice of Conversion in the form of Exhibit F (the “Notice of Conversion”), which notice shall specify the amount of the Loan Balance being converted on such date (the “Convertible Debt Amount”). Borrower shall deliver to Lender, no later than the third Business Day following Borrower’s receipt of a Notice of Conversion a certificate for the number of full shares of Common Stock issuable upon the conversion and cash in payment for any interest accrued but unpaid on the Convertible Debt Amount and in lieu of any fractional share determined pursuant to Section 7.14(c). The Person in whose name the certificate is registered shall be treated as the stockholder of record on and after the date such certificate is issued (the “Conversion Date”). Upon conversion, that portion of the Convertible Debt Amount shall be paid in shares of Common Stock.

(c)           Fractional Shares. Borrower will not issue any fractional shares of Common Stock upon conversion of the Convertible Debt Amount. Instead Borrower will deliver cash for the value of any fractional share. The value of a fractional share shall be determined to the nearest 1/1000th of a share by multiplying the Conversion Price by the fractional amount and rounding the product to the nearest whole cent.

(d)           Taxes on Conversion. If Lender converts any Convertible Debt Amount, Borrower shall pay any documentary, stamp or similar issue or transfer tax due on the issue of the shares of Common Stock upon the conversion. Nothing herein shall preclude any tax withholding required by law or regulations.

(e)           Adjustment for Change in Capital Stock.  In case Borrower shall (i) pay a dividend, or make a distribution, in shares of Common Stock, on its shares of Common Stock as expressly permitted herein, (ii) subdivide its outstanding Common Stock into a greater number of shares, or (iii) combine its outstanding Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that Lenders upon converting the Convertible Debt Amount thereafter shall be entitled to receive the number of shares of Common Stock which Lender would have owned or have been entitled to receive after the occurrence of any of the events described above had such Convertible Debt Amount been converted immediately before the occurrence of such event. If any dividend or distribution of the type described in clause (i) above is not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price, as applicable, which would then be in effect if such dividend or distribution had not been declared. An adjustment made pursuant to this Section 7.14(e) shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination.

(f)            Notice of Adjustment.  Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7.14, Borrower shall promptly deliver to Lender a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

7.15        Share Purchase Option-Private Placement

(a)           Lenders’ Privilege.     Subject to and in compliance with this Section 7.15, Borrower grants to each Lender an option (the “Lenders’ Option”), exercisable for one time only beginning on the Maturity Date and continuing for a period of 12 months thereafter (the “Expiration Date”), to purchase such Lender’s allocable portion of up to $25,000,000 (in proportion to the Lenders’ Commitments) of Borrower’s Common Stock at a price per share equal to the then-30 day volume weighted average price of the Common Stock as determined with reference to the principal trading market for the Common Stock, less a discount of 10%; provided, however, that the price per share for the Common Stock in any such transaction shall not be less than $1.85, as such price shall be adjusted in the same circumstances and manner as the Conversion Price is adjusted under Section 7.14(e).  Lenders shall be granted registration rights with respect to such securities acquired substantially in the form of the Registration Rights Agreement.

(b)           Exercise of Lenders’ Option.   The Lenders’ Option shall be exercisable by each Lender by delivering to Borrower a Notice of Exercise executed by such Lender in the form attached as Exhibit G not later than 5:00 pm Mountain Time on the Expiration Date, which notice shall be irrevocable.  If the Expiration Date shall not be a Business Day, the option shall be exercisable until 5:00 p.m. on the next succeeding Business Day.  Within 10 Business Days following receipt of a Notice of Exercise, Borrower shall compute the applicable sale price for the transaction and the number of shares to be purchased by each Lender and deliver such information to each Lender. Borrower’s determination of the sale price shall be final and binding, absent manifest error.

(c)           Closing of Purchase.   The closing of the purchase and sale of the Common Stock pursuant to a Lender’s exercise of the Lenders’ Option shall be completed within not more than 30 days following Borrower’s receipt of the Notice of Exercise.

7.16        Securities Purchase Option.

(a)           Lenders’ Privilege.  From the Closing Date to December 31, 2018, Lenders shall have the option to purchase up to 50% of any securities offered by Borrower in any public or private offering during that time other than Excluded Offerings.  From and after January 1, 2019, Lenders shall have the option to purchase up to 25% of any securities offered by Borrower in any public or private offering other than Excluded Offerings.  In either event, Lenders shall be entitled to purchase their allotted portion of any securities on the same terms and conditions as other purchasers in the public or private offering.  Lenders shall be granted registration rights with respect to such securities acquired substantially in the form of the Registration Rights Agreement.

(b)           Exercise of Privilege.  In the event Borrower proposes to conduct an offering (other than an Excluded Offering) after the Closing Date, whether by means of a private placement, underwritten offering or other offering, Borrower shall give Lenders not less than 20 days’ advance written notice of the proposed offering, including a description of the securities, the price per share or other unit, the plan of distribution and date of commencement.  Lenders shall have five Business Days from receipt of such notice to accept such offer by providing written notice to Borrower. Such acceptance shall be irrevocable unless Borrower notifies Lenders that the terms of the offering have changed in any material respect.  In the event of any material change in the terms, Borrower shall provide notice of such change and Lenders shall have three Business Days to reaffirm their participation or decline.

7.17        Lenders’ Warrants  Borrower hereby grants to each Lender a warrant to purchase such Lender’s allocable portion of  1,500,000 shares of Common Stock (in proportion to the Lenders’ Commitments) exercisable beginning on the Closing Date and continuing until the Maturity Date (“Warrant”).  The Warrant shall be exercisable at a price of $0.01 per share, subject to adjustment in certain events as provided in the Warrant.  The Warrant shall be in the form of Exhibit H.

7.18        Borrower Covenants with Respect to the Common Stock.

(a)           Registration Rights Agreement.  Contemporaneously with the execution of this Agreement, the parties have entered into the Registration Rights Agreement covering all Common Stock or other equity securities issuable to Lenders upon conversion of the Notes or exercise of Lenders’ rights under Sections 7.14, 7.15, 7.16 and 7.17.  At any time when a Registration Default (as defined under the Registration Rights Agreement) has occurred and is continuing, then, automatically in such case, (i) if the Loans are outstanding, all Loans outstanding, together with all overdue amounts shall bear additional interest at a rate per annum equal to the Default Rate for as long as such Registration Default is continuing or (ii) if the Loans are no longer outstanding, Borrower shall pay to Lenders as directed by the Administrative Agent, an amount equal to the daily amount of interest that would accrue on the maximum principal amount of Loans advanced by the Lenders hereunder if such principal amount were still outstanding at a rate per annum equal to the Default Rate as long as such Registration Default is continuing.

(b)           Reserve for Issuance. Borrower has reserved and shall maintain out of its authorized but unissued shares of Common Stock a sufficient number of shares of Common Stock to permit the conversion by Lenders of the maximum number of shares of Common Stock into which Lenders may convert the Notes under Section 7.14 and that Lenders may acquire under Sections 7.15 and 7.17. All shares of Common Stock delivered upon conversion of any Convertible Debt Amount or upon exercise of Lenders’ rights provided in Sections 7.15, 7.16 and 7.17 shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and non-assessable and shall be free from preemptive rights and free of any Lien, charge or adverse claim or similar encumbrances.

7.19        Board of Directors Rights.  In addition to the rights granted to Lenders in Section 5.01(x) with regard to Lenders’ right to designate three additional members to Borrower’s Board of Directors, Borrower agrees that following an Event of Default, Lenders shall have the right to nominate a majority of the Board of Directors.  Such nomination shall be subject to a vote of the Borrower’s shareholders at Borrower’s next annual meeting of shareholders, or at Lenders’ option, at a special meeting of shareholders called for that purpose.  Borrower agrees to take all corporate actions to facilitate such appointment, including, without limitation, holding such special meeting at Lenders’ request and paying the costs associated with the meeting, including the solicitation of proxies if required.  Notwithstanding the forgoing, any nominations by Lenders must result in a majority of the Board of Directors being deemed independent under rules promulgated by the NYSE American.  At the request of Borrower, any individual elected to the Board of Directors pursuant to this Section 7.19 shall tender his or her resignation from such Board at such time as the Event of Default is cured or when the Loans are repaid in full.

7.20        Additional Guarantors.  If the Borrower shall form or acquire a Subsidiary or otherwise determines that any Person is a Subsidiary, then the Borrower shall promptly cause such Subsidiary to (i) execute and deliver to the Administrative Agent a Guaranty Agreement, (ii) absolutely and unconditionally guarantee the payment and performance of the Obligations pursuant to the Guaranty Agreement, and (iii) grant to the Administrative Agent, for the benefit of the Security Parties, a perfected, first-priority security interest in and Lien on all or substantially all of the assets of such Subsidiary, including all of the Equity Interests of each Subsidiary now or hereafter owned by such Subsidiary.  Each Loan Party expressly agrees that its obligations arising under the Loan Documents shall not be affected or diminished by the addition or release of any other Loan Party.

7.21        Tax Reporting.  The Borrower agrees to consult with each Lender prior to filing any tax return which includes a valuation of any equity rights granted to such Lender hereunder, including for purposes of determining the amount of any “original interest discount” with respect to the Loans.

7.22        Post-Closing Requirement.  No later than February 14, 2018 (or such later date as the Administrative Agent may permit in its sole discretion), the Borrower shall have taken all actions required by the Administrative Agent to cause CFW Resources LLC (“CFW”) to be a Loan Party, including, without limitation, delivery of the following, each in form and substance satisfactory to the Lenders: (a) a Pledge Agreement executed by the Borrower pursuant to which the Equity Interests owned by the Borrower in CFW will constitute Collateral; (b) a Guaranty Agreement executed by CFW; (c) Mortgages and all other Security Instruments required by the Lenders as necessary to establish perfected Liens in favor of the Administrative Agent covering all of the assets of CFW; (d) a certificate of a Responsible Officer of CFW setting forth (i) resolutions of its managers or other governing body with respect to the authorization of CFW to execute and deliver the Loan Documents to which it is a party and to enter into the Transactions contemplated in those documents, (ii) the officers of CFW (Y) who are authorized to sign the Loan Documents to which CFW is a party and (Z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with the Loan Documents and the Transactions contemplated hereby, (iii) specimen signatures of such authorized officers, and (iv) the Organizational Documents of CFW, certified as being true and complete; (e) an opinion of Polsinelli PC, special counsel to CFW covering such matters relating to CFW and the Loan Documents as the Lenders shall request; and (f) such other certificates and documents as the Administrative Agent shall request in connection therewith.

ARTICLE VIII.
NEGATIVE COVENANTS

Borrower and the other Loan Parties covenant and agree with Lender that:

8.01        Financial Covenants.

(a)           Total Leverage Ratio.

(i)            Borrower shall not permit, for the trailing four fiscal quarter period ending on the dates provided in the table below, the Total Leverage Ratio to exceed the ratio provided opposite such date:

Fiscal Quarter End	Maximum Total Leverage Ratio
June 30, 2018	4.0 to 1.0
September 30, 2018	4.0 to 1.0
December 31, 2018	4.0 to 1.0
March 31, 2019 and the last day of each fiscal quarter ended thereafter	3.5 to 1.0

;provided, that for purposes of calculating the Total Leverage Ratio in this Section 8.01(a)(i): (x) as of June 30, 2018, EBITDA shall be measured by multiplying the EBITDA for the two fiscal quarters then ending by two (2); and (y) as of September 30, 2018, EBITDA shall be measured by multiplying the EBITDA for the three fiscal quarters then ending by 4/3rds.

(b)           PDP PV Coverage Ratio.  Borrower shall not permit the PDP PV Coverage Ratio to be less than (i) during the period from June 30, 2018 through and including December 31, 2018, 1.10 to 1.00, and (ii) after December 31, 2018, 1.25 to 1.00.

8.02        Debt.  Borrower will not, and will not permit any of the other Loan Parties to, incur, create, assume or suffer to exist any Debt, except:

(a)           the Obligations.

(b)           Debt incurred to finance the acquisition, construction or improvement of any fixed or capital assets, including Capital Leases and any Debt assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Debt that do not increase the outstanding principal amount thereof; provided that (i) such Debt is incurred prior to or within 90 days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of obligations permitted by this Section 8.02(b) shall not exceed $100,000 at any time outstanding.

(c)           Debt incurred or deposits made by Borrower (i) under worker’s compensation Laws, unemployment insurance Laws or similar legislation, or (ii) in connection with bids, tenders, contracts (other than for the payment of Debt) or leases to which such Borrower or such Subsidiary is a party prior to the Closing Date, (iii) to secure public or statutory obligations of such Borrower, and (iv) of cash or United States Government bonds made to secure the performance of statutory obligations, surety, stay, customs and appeal bonds to which such Borrower is a party in connection with the operation of the Oil and Gas Properties, in each case in the ordinary course of business and consistent with past practices.

(d)           intercompany Debt between the Borrower and any Guarantor or between Guarantors; provided that all such Debt is unsecured and subordinated to the Indebtedness as and to the extent set forth in the Guaranty Agreement.

(e)           endorsements of negotiable instruments for collection in the ordinary course of business and consistent with past practices.

(f)            the Convertible Note Debt outstanding as of the Closing Date; provided that (i) the principal amount of such Debt is not increased after the Closing Date or reclassified and (ii) the rate of interest charged with respect to such Debt is not increased, unless, in each case, approved by the Lenders.

(g)           Debt existing on the date hereof and set forth in Schedule 8.02 and extensions, renewals and replacements of any such Debt that do not increase the outstanding principal amount thereof or shorten the tenor.

(h)           Debt incurred in connection with the financing of insurance premiums in the ordinary course of business consistent with past practices and the sound business judgment of Borrower and in an aggregate amount not to exceed $150,000 outstanding at any time, exclusive of any premiums for D&O policies which insure Borrower or its officers or directors, as such insurance exists as of the Closing Date unless otherwise Approved by Lender.

(i)            the Debt under the Existing Providence Facility B remaining after the partial repayment of such Debt with the proceeds of the Loans.

(j)            other unsecured Debt of Borrower; provided that the aggregate principal amount of Debt permitted by this clause (i) shall not exceed $250,000 at any time outstanding.

8.03        Liens.  Borrower will not, and will not permit any of the other Loan Parties to, create, incur, assume, suffer to exist or permit to exist any Lien on any of its Properties (now owned or hereafter acquired), except:

(a)           Liens securing the Obligations.

(b)           Excepted Liens.

(c)           Liens on fixed or capital assets acquired, constructed or improved by Borrower, including Liens securing Capital Leases; provided that (i) such security interests secure only Debt permitted by Section 8.02(b) and (ii) such security interests shall not apply to any other property or assets of any Borrower or any Subsidiary.

(d)           Liens on insurance policies, premiums and assets related to the insurance policy being financed in accordance with Section 8.02(h) of this Agreement.

(e)           any Lien on any property or asset of any Borrower existing on the date hereof and set forth in Schedule 8.03; provided that (i) such Lien shall not apply to any other property or asset of any Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof and extensions, renewals and replacements as permitted by Section 8.02(g).

8.04        Investments, Loans and Advances.  Borrower will not, and will not permit any of the other Loan Parties to, make or permit to remain outstanding any Investments in or to any Person, other than:

(a)           outstanding (but not increases in) Investments listed on Schedule 8.04.

(b)           accounts receivable arising in the ordinary course of business and consistent with past practices.

(c)           Investments (i) made by the Borrower in or to any Guarantor (or any Person that becomes a Guarantor upon the making of such investment so long as such investment is not made in connection with the acquisition of such Person); and (ii) made by any Guarantor in or to any other Guarantor (or any Person that becomes a Guarantor upon the making of such investment so long as such investment is not made in connection with the acquisition of such Person).

(d)           Guarantees constituting Debt to the extent permitted by Section 8.02.

(e)           Investments by the Borrower and its Subsidiaries that are (i) customary in the oil and gas exploration and production business, (ii) made in the ordinary course of the Borrower’s or such Subsidiary’s business, and (iii) made in the form of, or pursuant to, oil, gas and mineral leases, operating agreements, farm-in agreements, farm-out agreements, development agreements, unitization agreements, joint bidding agreements, services contracts and other similar agreements that a reasonable and prudent oil and gas industry owner or operator would find acceptable.

(f)            Investments consisting of endorsements for collection or deposit in the ordinary course of business and consistent with past practices.

(g)           Investments represented by prepaid expenses made in the ordinary course of business and consistent with past practices.

(h)           other Investments not to exceed $50,000 in the aggregate at any time.

8.05        Nature of Business; Budget.  Borrower will not, and will not permit any of the other Loan Parties to, allow any material change to be made in the character of its business as an independent oil and gas exploration and production company and related gas gathering and processing.  Borrower will not, and will not permit any of its Subsidiaries to, operate its business outside the geographical boundaries of the United States, excluding offshore state and federal waters.  The Borrower shall not permit its actual cumulative disbursements for any calendar month to be materially greater than the disbursements reflected in the Budget for such month; provided, however, that savings from the budget for any prior month may be applied to and dispersed in a later month.

8.06        Mergers, Etc.  Borrower will not, and will not permit any of the other Loan Parties to, merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property to any other Person, except that any Subsidiary may merge with, or sell all or substantially all its assets to, any other Subsidiary and that Borrower may merge with any Subsidiary so long as Borrower is the survivor; provided that at the time thereof and immediately after giving effect thereto no Default shall have occurred and the Administrative Agent shall continue to have a first priority Lien on the Collateral; provided further that Borrower shall have provided 30-days’ prior written notice to the Lenders.

8.07        Disposition of Properties.  Borrower will not, and will not permit any of the other Loan Parties to, sell, assign, farm-out, convey or otherwise transfer any Property, or enter into any agreement with respect to the foregoing, except for:

(a) the sale of Hydrocarbons in the ordinary course of business;

(b) the sale of equipment and related items in the ordinary course of business that are obsolete or no longer necessary in the business of the Borrower or any of its Subsidiaries or that is being replaced by equipment of at least comparable value and utility;

(c) like-kind acreage swaps;

(d) sales or other dispositions of Oil and Gas Properties or any interest therein or the Subsidiary owning Oil and Gas Properties not otherwise permitted by this Section, provided that (i) no Event of Default has occurred or will result from such sale or disposition; (ii) the consideration received in respect of any sale or other disposition shall be equal to or greater than the fair market value (as approved by the Administrative Agent) of the Oil and Gas Property, any interest therein or the Subsidiary subject of such sale or other disposition, (iii) if any such sale or other disposition is of a Subsidiary owning Oil and Gas Properties, such sale or other disposition shall include all the Equity Interests of such Subsidiary that are owned by Borrower and its

Subsidiaries, and (iv) the fair market value of the Oil and Gas Properties sold shall not exceed (x) $100,000 for any one transaction or $250,000 in the aggregate for all such transactions during any 12-month period or (y) $1,000,000 during any calendar year so long as no later than 90 days after the consummation of such sale pursuant to this clause (y) the proceeds of such sale are either used by the Borrower to purchase like-kind Oil and Gas Properties (and a Lien has been granted to the Administrative Agent on such like-kind properties) or the Borrower shall  have repaid the principal amount of the Loans in an amount equal to such proceeds; or

(e)           other sales or dispositions of Oil and Gas Properties permitted by the Lenders in their sole discretion.

8.08        Restricted Payments.  The Borrower will not, nor will it permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that (a) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional Equity Interests (other than Disqualified Capital Stock), and (b) any Subsidiary may declare and pay dividends and distributions ratably with respect to its Equity Interests.

8.09        Joint Ventures.  Without the prior approval of the Lenders, Borrower will not, and will not permit any of the other Loan Parties to, enter into, agree to enter into or commit any of their respective Properties in connection with the organization of any partnership, joint venture, joint development (including drillco arrangements) or similar arrangement.

8.10        Change in Management or Compensation.  Without the approval of Lenders, Borrower will not, and will not permit any of the other Loan Parties to, (i) hire or terminate any executive officers or key employees, (ii) increase or decrease the size of the Board of Directors, or (iii) change in any material respect the compensation of such executive officers or key employees except as set forth in the Base Case Model; provided, however that nothing in this Section 8.10 shall prevent the Board of Directors from taking any action that it believes is necessary to fulfill its fiduciary duty to the shareholders.  For purposes of this Section 8.10, “key employee” shall mean any employee with a title of vice-president or above.

8.11        Organizational Documents; Material Agreements; Funding and Operating Accounts.  Without the prior written consent of the Lenders, Borrower will not, and will not permit any of the other Loan Parties to, and shall not permit any of its Subsidiaries to, (a) amend, restate or otherwise modify (i) its Organizational Documents; (ii) its name or change its jurisdiction of incorporation, organization or formation; or (iii) the documents executed by the Borrower providing for the creation or that otherwise govern the Funding Account and the Operating Account or otherwise establishing the controls provided to Administrative Agent with respect to such accounts as required pursuant to Sections 2.02(c) and (d); or (b) amend or otherwise modify any indenture, loan agreement or other material agreement (including the Convertible Notes) so as to (y) release, qualify, limit, make contingent or otherwise adversely affect the rights and benefits of any Lender under or acquired pursuant to any Loan Document or (z) otherwise conflict with any other specific provision in this Agreement or any other Loan Document.  Borrower shall provide to each Lender executed copies of any amendments or other modifications to its Organizational Documents permitted by clause (a) above within three (3) Business Day of entering into any such amendment or modification.

8.12        Limitations on Equity Sales.             Without the consent of Lenders, Borrower will not, and will not permit any of the other Loan Parties to, (a) issue or sell any of its equity securities, (b) issue or sell any securities that are convertible or exercisable for equity securities or (c) reclassify any such equity securities; provided, however, that the forgoing shall not prohibit any issuance (i) of securities pursuant to Permitted Equity Sales, (ii) pursuant to the exercise or conversion of outstanding warrants, options or Convertible Notes, (iii) pursuant to the Lenders’ Warrants, Lender’s Options or Conversion of the Loans, or (iv) under the Borrower’s Amended and Restated Equity Incentive Plan so long as the exercise price of any securities issued under such plan are exercisable at a price not less than the closing price of the Common Stock on the date of issuance and provided that, in the case of clauses (ii), (iii) and (iv), such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof.

8.13        Transactions with Affiliates.  The Borrower will not, nor will it permit any of its Subsidiaries to, sell, lease or otherwise transfer any Property, or purchase, lease or otherwise acquire any Property from, or otherwise engage in any other transactions with, any of its Affiliates, except (a) transactions that (i) are in the ordinary course of business and (ii) are at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm’s-length basis from unrelated third parties and (b) transactions between or among the Borrower and the Guarantors not involving any other Affiliate.

ARTICLE IX.
EVENTS OF DEFAULT; REMEDIES

9.01        Events of Default.  One or more of the following events shall constitute an “Event of Default”:

(a)           Borrower shall fail to pay any principal, interest or any fee or any other amounts payable under any Loan Document when and as the same shall become due and payable, whether at the due date thereof or by acceleration or otherwise;

(b)           any representation or warranty made or deemed made by or on behalf of the Borrower or any other Loan Party in or in connection with any Loan Document or any amendment or modification of any Loan Document or waiver under such Loan Document, or in any report, certificate, or financial statement furnished pursuant to or in connection with any Loan Document or any amendment or modification thereof or waiver thereunder, shall prove to have been incorrect in any material respect (without duplication of any materiality qualifier contained therein) when made or deemed made;

(c)           the Borrower or any other Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 7.01, Section 7.02, Section 7.03, Section 7.06, Section 7.22, or Article VIII;

(d)           Borrower or any of its Subsidiaries shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in Section 9.01(a) or (c)) or any other Loan Document and such failure shall continue unremedied for a period of 30 days after the earlier to occur of (A) notice thereof from the Administrative Agent or any Lender to Borrower or (B) a Responsible Officer of Borrower or any of its Subsidiaries otherwise becoming aware of such default;

(e)           Borrower or any of its Subsidiaries shall fail to make any payment (whether of principal or interest or other amounts and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable, and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Material Indebtedness;

(f)            any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the redemption thereof or any offer to redeem to be made in respect thereof, prior to its scheduled maturity;

(g)           an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of Borrower or any of its Subsidiaries or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar Law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Borrower or any of its Subsidiaries or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

(h)           Borrower or any of its Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar Law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in Section 9.01(g), (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for Borrower or any of its Subsidiaries or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(i)            Borrower or any of its Subsidiaries shall become unable, or admit in writing its inability to pay its debts or other obligations as they become due;

(j)            (i) one or more judgments for the payment of money in an aggregate amount in excess of $100,000 (to the extent not covered by independent third party insurance provided by insurers as to which the insurer does not dispute coverage and is not subject to an insolvency proceeding) or (ii) any one or more non-monetary judgments shall be rendered against Borrower, any of its Subsidiaries or any combination thereof and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any action shall be legally taken by a judgment creditor to attach or levy upon any assets of Borrower or any of its Subsidiaries to enforce any such judgment;

(k)           the Loan Documents after delivery thereof shall for any reason cease to be in full force and effect and valid, binding and enforceable in accordance with their terms against Borrower or a Guarantor party thereto or shall be repudiated by any of them, or cease to create a valid and perfected Lien of the priority required thereby on any of the Oil and Gas Properties purported to be covered thereby, in each case except as a result of the sale or other disposition of the applicable Oil and Gas Properties in a transaction permitted under the terms of this Agreement;

(l)            a Change in Control shall occur;

(m)          any federal tax Lien or any other Liens (other than Excepted Liens) totaling $100,000 or more arise of record against Borrower or any of its Subsidiaries or their respective Properties and are not fully bonded or discharged within 30 days after Borrower or such Subsidiary receives actual or constructive notice of their filing unless (i) Borrower or such Subsidiary is contesting the Lien(s) in good faith through appropriate proceedings timely filed and diligently prosecuted and against which Borrower or such Subsidiary maintains adequate reserves in accordance with GAAP and (ii) all such Liens are fully bonded or discharged within 30 days after Borrower or such Subsidiary receives actual or constructive notice of their filing;

(n)           an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to have a Material Adverse Effect;

(o)           the Borrower shall fail to observe or perform any material covenant, condition or agreement contained in the Lenders’ Option, the Warrants or any document or agreement executed in connection with any of the foregoing;

(p)           the Borrower shall fail to maintain quotation of its Common Stock in an electronic quotation medium or listing on a national securities exchange;

(q)           any director designated by a Lender pursuant to Section 5.01(x), or any successor to such director designated by such Lender, shall cease to be a director for any reason and the vacancy so created shall not be filled by appointment of a person designated by such Lender within 30 days after such designation is received by Borrower, provided that Lender has given Borrower not less than 20 days advance notice of the identification of the designee and that such designee has passed the background check and satisfied the independence requirements set forth in Section 5.01(x); and/or

(r)            there shall occur or exist any fact, event or circumstance that has or could have a Material Adverse Effect.

9.02        Remedies.

(a)           In the case of an Event of Default other than one described in Section 9.01(g), Section 9.01(h) or Section 9.01(i), at any time thereafter during the continuance of such Event of Default, the Administrative Agent may, and at the request of the Lenders, shall, by notice to the Borrower, declare the Notes and the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon, the applicable Make-Whole Premium and all fees and other obligations of Borrower and the Guarantors accrued hereunder and under the Note and the other Loan Documents, shall become due and payable immediately, without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other notice of any kind, all of which are hereby waived by Borrower and each Guarantor;

(b)           In case of an Event of Default described in Section 9.01(g), Section 9.01(h) or  Section 9.01(i), the Notes and the principal of the Loans then outstanding, together with accrued interest thereon, the applicable Make-Whole Premium and all fees and the other obligations of Borrower and the Guarantors accrued hereunder and under the Notes and the other Loan Documents, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by Borrower and each Guarantor.

(c)           In the case of the occurrence of and during the continuation of an Event of Default, Lender will have all other rights and remedies available at law and equity.

(d)           From and during the continuance of any Event of Default, any monies or property actually received by Lender pursuant to this Agreement or any other Loan Document, the exercise of any rights or remedies under any Security Instrument or any other agreement with Borrower, any Guarantor or any of their respective Subsidiaries which secures any of the Obligations, shall, subject to the terms of the Intercreditor Agreement, be applied in the following order:

(i)            first, to payment or reimbursement of that portion of the Obligations constituting fees, expenses and indemnities payable to the Administrative Agent in its capacity as such;

(ii)           second, pro rata to payment or reimbursement of that portion of the Obligations constituting fees, expenses and indemnities payable to the Lenders;

(iii)          third, pro rata to payment of the Make-Whole Premium;

(iv)          fourth, pro rata to payment of accrued interest on the Loans;

(v)           fifth, pro rata to payment of principal outstanding on the Loans;

(vi)          sixth, pro rata to any other Obligations; and

(vii)         seventh, any excess, after all of the Obligations shall have been indefeasibly paid in full in cash, shall be paid to the Borrower or as otherwise required by any Governmental Requirement.

ARTICLE X.
THE ADMINISTRATIVE AGENT

10.01      Appointment; Powers.  Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf, including execution of other Loan Documents, and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto.

10.02      Duties and Obligations of Administrative Agent.  The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents.  Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing (the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law; rather, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties), (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Lenders, and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to any Loan Party or any of its Subsidiaries that is communicated to or obtained by the institution serving as Administrative Agent or any of its Affiliates in any capacity.  The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral, (vi) the satisfaction of any condition set forth in Article V or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent or (vii) any failure by the Borrower or any other Person (other than itself) to perform any of its obligations hereunder or under any other Loan Document or the performance or observance of any covenants, agreements or other terms or conditions set forth herein or therein.

10.03      Action by Administrative Agent.  The Administrative Agent shall have no duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Lenders and in all cases the Administrative Agent shall be fully justified in failing or refusing to act hereunder or under any other Loan Documents unless it shall (a) receive written instructions from the Lenders specifying the action to be taken and (b) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action.  The instructions as aforesaid and any action taken or failure to act pursuant thereto by the Administrative Agent shall be binding on all of the Lenders.  If a Default has occurred and is continuing, then the Administrative Agent shall take such action with respect to such Default as shall be directed by the Lenders in the written instructions (with indemnities) described in this Section 10.03, provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders.  In no event, however, shall the Administrative Agent be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement, the Loan Documents or applicable law.  If a Default has occurred and is continuing, the Administrative Agent shall not have any obligation to perform any act in respect thereof except as expressly provided herein.  The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Lenders, and otherwise the Administrative Agent shall not be liable for any action taken or not taken by it hereunder or under any other Loan Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith INCLUDING ITS OWN ORDINARY NEGLIGENCE, except for its own gross negligence or willful misconduct.

10.04      Reliance by Administrative Agent.  The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person.  The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon, and each of the Borrower and the Lenders hereby waives the right to dispute the Administrative Agent’s record of such statement, except in the case of gross negligence or willful misconduct by the Administrative Agent.  The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

10.05      Subagents.  The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent.  The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties.  The exculpatory provisions of the preceding clauses shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

10.06      Resignation of Administrative Agent.  Subject to the appointment and acceptance of a successor Administrative Agent as provided in this clause, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower.  Upon any such resignation, the Lenders shall have the right, in consultation with the Borrower, to appoint a successor.  If no successor shall have been so appointed by the Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent.  Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder.  The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor.  After the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 11.03 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent.

10.07      Administrative Agent as Lender.  The institution serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such institution and its Affiliates may generally engage in any kind of business with any Loan Party or any Subsidiary of a Loan Party or other Affiliate thereof as if it were not the Administrative Agent hereunder.

10.08      No Reliance.  Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and each other Loan Document to which it is a party.  Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by the Borrower or any of its Subsidiaries of this Agreement, the Loan Documents or any other document referred to or provided for herein or to inspect the Properties or books of the Borrower or its Subsidiaries.  Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower (or any of its Affiliates) which may come into the possession of the Administrative Agent or any of its Affiliates.  In this regard, each Lender acknowledges that Munsch Hardt Kopf & Harr, P.C. is acting in this transaction as special counsel to the Administrative Agent only, except to the extent otherwise expressly stated in any legal opinion or any Loan Document.  Each other party hereto will consult with its own legal counsel to the extent that it deems necessary in connection with the Loan Documents and the matters contemplated therein.

10.09      Administrative Agent May File Proofs of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Borrower or any of its Subsidiaries, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a)           to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 11.03) allowed in such judicial proceeding; and

(b)           to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 11.03.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender or to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

10.10      Authority of Administrative Agent to Release Collateral, Liens and Guarantors.  Each Lender hereby authorizes the Administrative Agent (a) to release any Collateral that is permitted to be sold or released pursuant to the terms of the Loan Documents, (b) to release any Guarantor if 100% of the Equity Interests in such Guarantor are sold in a transaction permitted under the Loan Documents and (c) to subordinate (or release) any Lien on any Property granted to or held by the Administrative Agent under any Loan Document to any Lien on such Property that is permitted by Section 8.02(b).  Each Lender hereby authorizes the Administrative Agent to execute and deliver to the Borrower, at the Borrower’s sole cost and expense, any and all releases of Liens, termination statements, assignments or other documents reasonably requested by the Borrower in connection with any sale or other disposition of Property to the extent such sale or other disposition is permitted by the terms of Section 8.07 or is otherwise authorized by the terms of the Loan Documents.

ARTICLE XI.
MISCELLANEOUS

11.01      Notices.

(a)           Except in the case of notices and other communications expressly permitted to be given by telephone (and subject to Section 11.01(b)), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:

(i)	if to Borrower, to it at:

PetroShare Corp.
9635 Maroon Circle, Suite 400
Englewood, CO 80112
	Attention:	Stephen J. Foley
	Facsimile:	(303) 770-6885
E-Mail: sfoley@petrosharecorp.com

(ii)	if to the Administrative Agent or Providence, to it at:

Providence Wattenberg, LP
16400 North Dallas Parkway, Ste. 400
Dallas, Texas 75248
Attention: Luke Allen, Vice President
E-Mail: lallen@providence-energy.com

With a copy to:

Providence Wattenberg, LP
16400 North Dallas Parkway, Ste. 400
Dallas, Texas 75248
Attention: Mark L. Nastri
Email: mnastri@providence-energy.com

(iii)	if to 5NR, to it at:

5NR Wattenberg, LLC
16400 Dallas Pkwy, Ste. 400
Dallas, Texas 75248
Attention: Joe Drysdale
E-Mail: jdrysdale@fifthpartners.com

With a copy to:

5NR Wattenberg, LLC
16400 Dallas Pkwy, Ste. 400

Dallas, Texas 75248

Attention: Gregory Schulz

E-Mail: gschulz@fifthpartners.com

All such notices and other communications (i) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received or (ii) sent by facsimile shall be deemed to have been given when sent, provided that if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient.

(b)                                 Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including e-mail and internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices pursuant to Article II or Article III unless otherwise agreed by the Administrative Agent and the applicable Lender.  The Administrative Agent or the Borrower (on behalf of the Loan Parties) may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications. All such notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if not given during the normal business hours of the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient.

(c)                                  Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.

11.02      Waivers; Amendments.

(a)                                 No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power.  The rights and remedies of the Administrative Agent and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have.  No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by clause (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

(b)                                 Neither this Agreement nor any other Loan Document nor any other provision hereof or thereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Loan Party or Loan Parties that are party thereto and the Lenders or by the Loan Party or Loan Parties that are party thereto and the Administrative Agent with the consent of the Lenders.

11.03                 Expenses, Indemnity; Damage Waiver.

(a)                                 Borrower shall pay (i) all reasonable fees, costs and expenses incurred by the Administrative Agent, each Lender and their respective Affiliates, including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent and each Lender, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses, and the cost of environmental audits and surveys and appraisals, in connection with the preparation, negotiation, execution, delivery and administration both before and after the execution hereof and including advice of counsel to the Administrative Agent and each Lender with respect thereto of this Agreement and the other Loan Documents and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all reasonable costs, expenses, Taxes, assessments and other charges incurred by the Administrative Agent and each Lender in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any Security Instrument or any other document referred to therein, and (iii) following the occurrence and during the continuance of an Event of Default, all expenses incurred by the Administrative Agent and each Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent and each Lender, in connection with the enforcement or protection of its rights in connection with this Agreement or any other Loan Document, including its rights under this Section 11.03, or in connection with the Loans made hereunder, including, without limitation, all such expenses incurred during  any workout, restructuring or negotiations in respect of such Loans.

(b)                                 BORROWER SHALL INDEMNIFY THE ADMINISTRATIVE AGENT, THE LENDERS, AND EACH RELATED PARTY OF SUCH PERSONS (EACH SUCH PERSON BEING CALLED AN “INDEMNITEE”) AGAINST, AND DEFEND AND HOLD EACH INDEMNITEE HARMLESS FROM, ANY AND ALL LOSSES, CLAIMS, DAMAGES, LIABILITIES AND RELATED EXPENSES, INCLUDING THE REASONABLE FEES, CHARGES AND DISBURSEMENTS OF ANY COUNSEL FOR ANY INDEMNITEE, INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN CONNECTION WITH, OR AS A RESULT OF (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY AGREEMENT OR INSTRUMENT CONTEMPLATED HEREBY OR THEREBY, THE PERFORMANCE BY THE PARTIES HERETO OR THE PARTIES TO ANY OTHER LOAN DOCUMENT OF THEIR RESPECTIVE OBLIGATIONS HEREUNDER OR THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY OR BY ANY OTHER LOAN DOCUMENT, (ii) THE FAILURE OF BORROWER OR ANY OF ITS SUBSIDIARIES TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, INCLUDING THIS AGREEMENT, OR WITH ANY LAW, (iii) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OR COVENANT OF BORROWER OR ANY GUARANTOR SET FORTH IN ANY OF THE LOAN DOCUMENTS OR ANY INSTRUMENTS, DOCUMENTS OR CERTIFICATIONS DELIVERED IN CONNECTION THEREWITH, (iv) ANY LOAN OR THE USE OF THE PROCEEDS THEREFROM, (v) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, (vi) THE OPERATIONS OF THE BUSINESS OF BORROWER AND ITS SUBSIDIARIES BY BORROWER AND ITS SUBSIDIARIES, (vii) THE BREACH OR NON-COMPLIANCE BY BORROWER, ANY OF ITS SUBSIDIARIES OF ANY ENVIRONMENTAL LAW

APPLICABLE TO BORROWER OR ITS SUBSIDIARIES OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION, THE PRESENCE, GENERATION, STORAGE, RELEASE, THREATENED RELEASE, USE, TRANSPORT, DISPOSAL, ARRANGEMENT OF DISPOSAL OR TREATMENT OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES, (viii) THE PAST OWNERSHIP BY BORROWER OR ANY OF ITS SUBSIDIARIES OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (ix) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT, DISPOSAL, GENERATION, THREATENED RELEASE, TRANSPORT, ARRANGEMENT FOR TRANSPORT OR ARRANGEMENT FOR DISPOSAL OF OIL, OIL AND GAS WASTES, SOLID WASTES OR HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY BORROWER OR ANY OF ITS SUBSIDIARIES OR ANY ACTUAL OR ALLEGED PRESENCE OR RELEASE OF HAZARDOUS MATERIALS ON OR FROM ANY PROPERTY OWNED OR OPERATED BY BORROWER OR ANY OF ITS SUBSIDIARIES, (x) ANY ENVIRONMENTAL LIABILITY RELATED IN ANY WAY TO BORROWER OR ANY OF ITS SUBSIDIARIES, OR (xi) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, OR (xii) ANY ACTUAL OR PROSPECTIVE CLAIM, LITIGATION, INVESTIGATION OR PROCEEDING RELATING TO ANY OF THE FOREGOING, WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND REGARDLESS OF WHETHER ANY INDEMNITEE IS A PARTY THERETO; PROVIDED THAT SUCH INDEMNITY SHALL NOT, AS TO ANY INDEMNITEE, BE AVAILABLE TO THE EXTENT THAT SUCH LOSSES, CLAIMS, DAMAGES, LIABILITIES OR RELATED EXPENSES ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NON-APPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE.

(c)           To the extent that any Loan Party fails to pay any amount required to be paid by it to the Administrative Agent under clause (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, penalty, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

(d)           To the extent permitted by applicable Law, Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the Transactions, any Loan or the use of the proceeds thereof.

(e)           All amounts due under this Section 11.03 shall be payable upon demand.

11.04      Successors and Assigns.

(a)           The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that Borrower may not assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written consent of the Administrative Agent and the Lenders (and any attempted assignment or transfer by Borrower without such consent shall be null and void).  Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person other than the parties hereto, their respective successors and assigns permitted hereby (and, to the extent expressly contemplated hereby, the Related Parties of Lender) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)           Upon not less than 5 days’ advance written notice to Borrower, Lenders may assign all or any portion of their rights and obligations under this Agreement (including all or a portion of any commitment to lend under any Tranche hereunder, if any, and the Loans at the time owing to it) without the prior written consent of any Person.

(c)           Each Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of Lender; provided that no such pledge or assignment of a security interest shall release Lender from any of its obligations hereunder or substitute any such pledgee or assignee for Lender as a party hereto.

(d)           Notwithstanding any other provisions of this Section 11.04, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require Borrower and the Guarantors to file a registration statement with the SEC or to qualify the Loans under the “Blue Sky” Laws of any state.

11.05      Survival; Revival; Reinstatement.

(a)           All covenants, agreements, representations and warranties made by Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and so long as the Termination Date has not occurred.  The provisions of Section 5.01(x), Section 7.14, Section 7.15, Section 7.16, Section 7.17, Section 7.18, Section 7.19, Article X, Section 11.03, this Section 11.05, Section 11.11 and Section 11.13 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of any commitment to lend under any Tranche hereunder, if any, or the termination of this Agreement, any other Loan Document or any provision hereof or thereof.

(b)           To the extent that any payments on the Obligations or proceeds of any Collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any Debtor Relief Law or equitable cause, then to such extent, the Obligations so satisfied shall be revived and continue as if such payment or proceeds had not been received and Lender’s Liens, security interests, rights, powers and remedies under this Agreement and each Loan Document shall continue in full force and effect.  In such event, each Loan Document shall be automatically reinstated and Borrower shall take such action as may be reasonably requested by Lender to effect such reinstatement.

11.06      Counterparts; Integration; Effectiveness.

(a)           This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(b)           This Agreement and the other Loan Documents constitute the entire contract among the parties hereto relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof.  THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(c)           This Agreement shall become effective when it shall have been executed by Lender and when Lender shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

11.07      Severability.  In case one or more provisions of this Agreement or the other Loan Documents shall be invalid, illegal or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.08      Right of Setoff.  If an Event of Default shall have occurred and be continuing, the Administrative Agent, each Lender and each of their Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by the Administrative Agent, such Lender or Affiliate to or for the credit or the account of Borrower or any of its Subsidiaries against any and all of the obligations of Borrower or any of its Subsidiaries owed to the Administrative Agent or such Lender now or hereafter existing under this Agreement or any other Loan Document, irrespective of whether or not the Administrative Agent or such Lender shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured.  The rights of the Administrative Agent and the Lenders under this Section 11.08 are in addition to other rights and remedies (including other rights of setoff) which such Persons or their Affiliates may have.  The Administrative Agent and each Lender agrees to give Borrower prompt notice of any such offset made by such Person or any Affiliate of such Person following the occurrence thereof.

11.09      GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.

(a)           THIS AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF COLORADO.

(b)           ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS MAY BE BROUGHT IN THE STATE AND FEDERAL COURTS LOCATED IN DALLAS, TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS.

(c)           EACH PARTY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO IT AT THE ADDRESS SPECIFIED IN SECTION 11.01 OR SUCH OTHER ADDRESS AS IS SPECIFIED PURSUANT TO SECTION 11.01, SUCH SERVICE TO BECOME EFFECTIVE THREE (3) DAYS AFTER SUCH MAILING.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF A PARTY OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANOTHER PARTY IN ANY OTHER JURISDICTION.

(d)           EACH PARTY HEREBY (i) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (ii) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (iii) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE, OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR

OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (iv) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 11.09.

11.10      Headings.  Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

11.11      Confidentiality.  Each Lender agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent required by applicable Laws or by any subpoena or similar legal process, (c) to any other party to this Agreement or any other Loan Document, (d) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, but only to the extent required to exercise those rights, (e) with the consent of Borrower or (f) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 11.11 or (ii) becomes available to Lender on a non-confidential basis from a source other than Borrower without breach of any confidentiality agreement.  For the purposes of this Section 11.11, “Information” means all information received from Borrower or any of its Subsidiaries relating to Borrower or any of its Subsidiaries and their businesses, other than any such information that is available to Lender on a non-confidential basis prior to disclosure by Borrower or any of its Subsidiaries.  Any Person required to maintain the confidentiality of Information as provided in this Section 11.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.  Neither party will issue (or allow the issuance of) any press release or other public announcement relating to the Loans which expressly names the other party without the prior written consent of the other party unless required by applicable law; but each of them may each publish a customary “tombstone” announcements regarding the Loans, including without limitation, the parties to the transaction and aggregate committed amount.

11.12      Interest Rate Limitation.  It is the intention of the parties hereto that the Lenders shall conform strictly to usury Laws applicable to them.  Accordingly, if the Transactions contemplated hereby would be usurious as to any Lender under Laws applicable to it (including the Laws of the United States of America and the State of Colorado or any other jurisdiction whose Laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Note, it is agreed as follows:  (i) the aggregate of all consideration which constitutes interest under Law applicable to such Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the

Note shall under no circumstances exceed the maximum amount allowed by such applicable Law, and any excess shall be canceled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Lender to Borrower); and (ii) in the event that the maturity of the Note is accelerated by reason of an election of the holder thereof resulting from any Event of Default under this Agreement or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under Law applicable to such Lender may never include more than the maximum amount allowed by such applicable Law, and excess interest, if any, provided for in this Agreement or otherwise shall be canceled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Obligations (or, to the extent that the principal amount of the Obligations shall have been or would thereby be paid in full, refunded by such Lender to Borrower).  All sums paid or agreed to be paid to such Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by Law applicable to such Lender, be amortized, prorated, allocated and spread throughout the stated term of the Loans evidenced by the Note until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable Law.  If at any time and from time to time (i) the amount of interest payable to such Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 11.12 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 11.12.  The parties hereto hereby acknowledge that, as of the Closing Date, the value of the Lenders’ Option and Warrants cannot determined by a mathematical computation.

11.13      EXCULPATION PROVISIONS.  EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY.  EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT

AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”

11.14      No Third Party Beneficiaries.  This Agreement, the other Loan Documents, and the agreement of Lender to make Loans are solely for the benefit of Borrower, and no other Person (including, without limitation, any Subsidiary of Borrower, any obligor, contractor, subcontractor, supplier or materialman) shall have any rights, claims, remedies or privileges hereunder or under any other Loan Document against Lender for any reason whatsoever.  There are no third party beneficiaries.

11.15      USA Patriot Act Notice.  Lender hereby notifies Borrower that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Lender to identify Borrower in accordance with the Act.

11.16      Termination; Limited Survival. Upon the occurrence of Security Termination, Lender agrees to, as soon as reasonably practical, execute and deliver all necessary instruments to reflect and effect such termination of the Loan Documents and to release any Liens created by the Security Instruments.

11.17      No Fiduciary Duty.  Each Lender and their Affiliates (collectively, solely for purposes of this Section 11.17, the “Lenders”), may have economic interests that conflict with those of the Loan Parties and their respective Subsidiaries and their stockholders and/or their affiliates. Each Loan Party, for itself and on behalf of its Subsidiaries, agrees that nothing in this Agreement or the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and any Loan Party or its Subsidiaries, their stockholders or their affiliates, on the other.  Each Loan Party, for itself and on behalf of its Subsidiaries, acknowledges and agrees that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties and their Subsidiaries, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Loan Party or its Subsidiaries, their stockholders or their affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party or its Subsidiaries, their stockholders or their affiliates on other matters) or any other obligation to any Loan Party or any of its Subsidiaries except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Loan Party or any of its Subsidiaries, their management, stockholders, creditors or any other Person.  Each Loan Party, for itself and its Subsidiaries, acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Loan Party, for itself and its Subsidiaries, agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Loan Party or Subsidiary, in connection with such transaction or the process leading thereto.

[Signature pages follow]

The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWER:

PETROSHARE CORP.

By:	/s/ Stephen J. Foley
Name:	Stephen J. Foley
Title:	Chief Executive Officer

Signature Page To Secured Term Credit Agreement

PROVIDENCE WATTENBERG, LP, as the Administrative Agent and a Lender

By: Providence Wattenberg GP, LLC, its general partner

By	/s/ Michael Allen
Name:	Michael Allen
Title:	Manager

Signature Page To Secured Term Credit Agreement

5NR WATTENBERG, LLC, as a Lender

By	/s/ Joseph Drysdale
Name:	Joseph Drysdale
Title:	Manager

Signature Page To Secured Term Credit Agreement

Annex A

COMMITMENTS

Name of Lender	Applicable Percentage	Commitments*
Providence Wattenberg, LP	50%	$12,500,000
5NR Wattenberg, LLC	50%	$12,500,000
TOTAL	100%	$25,000,000

* Includes applicable portion of Tranche A advanced to Borrower prior to the Closing Date.

Annex B

Oil and Gas Properties

[follows this cover page]

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100000A	CLARICE E SHOOK, INDIVIDUALLY AND AS GUARDIAN OF THE ESTATE OF LORETTA W MOORE	LEONARD REED	12/18/84	ADAMS	2934	979	B537477	T1S R67W SEC 3: W2SESE	20.0000	4.4000	2.2000

100001A	COBANK, FCB A FEDERALLY CHARTERED INSTRUMENTALITY OF THE UNITED STATES	PETROSHARE CORP	11/23/15	ADAMS			20160000017856	T1S R67W SEC 10: W2NE	80.0000	40.0000	20.0000

								FROM THE TOP OF THE J SAND FORMATION TO THE BASE OF THE SUSSEX FORMATION

100001AA	EUGENE J DAY AND JOAN M DAY	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2014	816		T1S R67W SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES	0.5180	0.2590	0.1295
								SECOND FILING DESCRIBED AS:
								BLOCK 3, LOT 1

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AB	ESEQUIO W CARILLO AND ANNETTE J CARILLO	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2016	585		T1S R67W	0.5020	0.2510	0.1255
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 1, LOT 3

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AC	HAROLD F ZINN AND DONNA D ZINN	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2016	587		T1S R67W	1.3000	0.6500	0.3250
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 9, LOTS 5 & 6

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AD	JACKIE M CRAWFORD AND BARBARA A CRAWFORD	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2016	589		T1S R67W	0.7700	0.3850	0.1925
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 14, LOT 5

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AE	HERMAN J REIGENBORN AND EULA F REIGENBORN	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2016	591		T1S R67W	0.5220	0.2610	0.1305
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 2, LOT 1

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AF	WILLIAM L GALEY JR AND BONITA A GALEY	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2106	593		T1S R67W	0.6030	0.3015	0.1507
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES

1

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								THIRD FILING DESCRIBED AS
								BLOCK 9, LOT 7

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AG	BAYSINGER BROTHERS CONSTRUCTION CO	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2016	595		T1S R67W	0.6030	0.3015	0.1507
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 3, LOT 5

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AH	BERNICE C REID	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2016	597		T1S R67W	0.6030	0.3015	0.1507
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 14, LOT 3

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AI	EMILIO L BRITO AND CORINE BRITO	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2019	858		T1S R67W	0.7030	0.3515	0.1757
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 4, LOT 4

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AJ	DONALD R WARD AND VAGOLA B WARD	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2019	860		T1S R67W	1.9080	0.9540	0.4770
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 7, LOTS 6, 7, 8

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AK	CARL H ROLFSMEYER AND LOIS J ROLFSMEYER	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2019	862		T1S R67W	0.5020	0.2510	0.1255
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 3, LOT 2

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AL	GEORGE H DOUGLAS AND BARBARA E DOUGLAS	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2019	864		T1S R67W	0.7030	0.3515	0.1757
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 6, LOT 8

2

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AM	LYNN C NICK AND WILMA J NICK	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2019	866		T1S R67W	3.4200	1.7100	0.8550
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 10, LOT 1 & 8 AND BLOCK 11, LOT 1

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AN	HOWARD G HERBACK	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2019	868		T1S R67W	0.7030	0.3515	0.1757
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 1, LOT 2

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AO	MAURICE L WAKEFIELD AND LINDA F WAKEFIELD	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2019	870		T1S R67W	0.5220	0.2610	0.1305
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 1, LOT 4

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AP	CARROLL A KAATZ AND JUNE L KAATZ	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2023	916		T1S R67W	1.3660	0.6830	0.3415
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 1, LOTS 3 & 4

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AQ	JEROME L JARMIN AND CATHERINE SUE JARMIN	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2023	918		T1S R67W	0.7450	0.3725	0.1862
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 4, LOT 1

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AR	TOM S YAMAMOTO AND GEORGE K YAMAMOTO	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2023	920		T1S R67W	0.7030	0.3515	0.1757
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 4, LOT 1

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

3

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100001AS	FRANCIS A PETTY AND ROSEMARY E PETTY	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2029	530		T1S R67W	1.2050	0.6025	0.3013
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 4, LOTS 2 & 3

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AT	VINCENT L LANGFIELD AND MARY L LANGFIELD	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2029	532		T1S R67W	0.7670	0.8535	0.1918
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 14, LOT 4

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AU	LEON J DLUG AND PATRICIA L DLUG	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2029	534		T1S R67W	0.6030	0.3015	0.1507
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 5, LOT 7

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AV	PLEASANT D VICKREY AND KAREN J VICKREY	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2029	536		T1S R67W	0.7030	0.3515	0.1757
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 3, LOT 4

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AW	RONALD V BAKER AND MARGARET S BAKER	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2029	538		T1S R67W	1.2800	0.6400	0.3200
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 13, LOTS 1 & 8 EXCEPT VACANT STREET ON
								WEST, AND INCLUDING VACANT
								STREET ON THE SOUTH SIDE OF LOT 8

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AX	TERUAKI YAMAMOTO	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2029	540		T1S R67W	0.6030	0.3015	0.1507
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 8, LOT 4

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AY	ALFRED B FEDERICO AND MARY S FEDERICO	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2029	542		T1S R67W	1.3660	0.6830	0.3415

4

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 6, LOTS 5 & 6

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001AZ	HI-LAND ACRES WATER AND SANITATION DISTRICT	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2029	544		T1S R67W	6.7200	3.3600	1.6800
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 12, ALL (BEING THE SOUTH 440’ OF THE EAST
								635' OF W2NE)

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001B	JESS PAUL HALLER AND GEORGIA HALLER	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2019	872		T1S R67W	5.3482	2.6741	1.3371
								SEC 10: PART OF THE N2 AS MORE PARTICULARLY
								DESCRIBED BY THE LEASE

								AS TO THAT PORTION OF THE ABOVE TRACT IN THE NWNE OF SECTION 10 (5.0597 ACRES):
								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SHANNON FORMATION.

								AS TO THAT PORTION OF THE ABOVE TRACT IN THE NENW OF SECTION 10 (.2884 ACRES):
								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX FORMATION.

100001BA	DARRELL D CARVER AND JEANNETTE L CARVER	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2046	101		T1S R67W	1.2050	0.6025	0.3013
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 10, LOT 2 & 7

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001BB	ROBERT L O’TOOLE AND LINDA J O’TOOLE	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2046	103		T1S R67W	0.5020	0.2510	0.1255
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 2, LOT 2

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001BC	GROVER O LELLY AND WILMA J KELLY, HUSBAND	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2056	68		T1S R67W	0.7030	0.3515	0.1757

5

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

	AND WIFE							SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 2, LOT 3

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001BD	STEVEN W PIPER AND JANET C PIPER	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2058	11		T1S R67W	0.6030	0.3015	0.1507
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 8, LOT 3

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001BE	KENNETH L KUHNS AND HIS WIFE, ELIZABETH BOOZ KUHNS	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2835	416		T1S R67W	1.4000	0.7000	0.3500

								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 14, LOT 1 & 8

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001BF	FREDERICK H BRINKERHOFF AND HIS WIFE, ELLEN R BRINKERHOFF	AMOCO PRODUCTION COMPANY	12/02/83	ADAMS	2835	418	484134	T1S R67W	0.6000	0.3000	0.1500

								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 3, LOT 6

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001BG	JERRY SATRIANO AND HIS WIFE, MARISA G STRIANO	AMOCO PRODUCTION COMPANY	12/02/83	ADAMS	2835	420	484135	T1S R67W	3.8000	1.9000	0.9500
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 8, LOT 1

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001BH	CHARLES E AUER AND HIS WIFE, MARY F AUER	AMOCO PRODUCTION COMPANY	12/02/83	ADAMS	2843	904	488745	T1S R67W	0.6000	0.3000	0.1500
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 5, LOT 2

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001C	THE FEDERAL LAND BANK OF WICHITA	THE ANSCHUTZ CORPORATION, INC	11/18/70	ADAMS	1650	107		T1S R67W	80.0000	40.0000	20.0000

6

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								SEC 10: W2NE

								LIMITED TO THE “J” SANDSTONE FORMATION

100001D	FAIRES S WEINANT AND KAY WEINANT	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2013	431		T1S R67W	0.6030	0.3015	0.1507
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 14, LOT 2

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001E	VIRGIL L KUSKIE AND ERNA L KUSKIE	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2013	436		T1S R67W	0.7560	0.3780	0.1890
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 14, LOT 7

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001F	GAYLE D FORTIN AND ELNA F FORTIN	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2013	438		T1S R67W	1.6500	0.8250	0.4125
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 14, LOT 6

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001G	CURTIS B GRIEBEL AND LOIS I GRIEBEL	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2013	440		T1S R67W	0.6030	0.3015	0.1507
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 14, LOT 7

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001H	EMIL MARIUCCI AND FLORENCE M MARIUCCI	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2013	442		T1S R67W	0.7580	0.3790	0.1895
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 7, LOT 4

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001I	ROBERT D WILLOX AND JEANETTE K WILLOX	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2013	444		T1S R67W	1.2030	0.6015	0.3008
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 7, LOTS 2 & 3

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

7

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100001J	CALVIN W CAYWOOD AND JOAN E CAYWOOD	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2013	448		T1S R67W	5.2800	2.6400	1.3200
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 4, LOTS 5-8 AND BLOCK 9, LOTS 1-4

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001K	JOHN F HARTNER AND LINDA D HARTNER	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2013	450		T1S R67W	1.6530	0.8265	0.4133
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 13, LOTS 4 & 5 AS MORE PARTICULARLY
								DESCRIBED BY THE LEASE

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX

100001L	W FRED WILDER AND MABEL T WILDER	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2013	452		T1S R67W	0.6000	0.3000	0.1500
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 6, LOT 7

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001M	KENNETH W WALKER AND LAWANNA D WALKER	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2013	454		T1S R67W	0.7030	0.3515	0.1757
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 5, LOT 1

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001N	OTTO A BODE AND CLARA A BODE	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2013	456		T1S R67W	0.6030	0.3015	0.1507
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 14, LOT 6

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001O	MARGARET M JANICH	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2013	458		T1S R67W	0.6030	0.3015	0.1507
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 5, LOT 6

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001P	ROBERT L YALE AND JOAN G YALE	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2013	460		T1S R67W	0.7640	0.3820	0.1910

8

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 5, LOT 5

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001Q	WILLIAM DURAN AND MARY C DURAN	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2013	462		T1S R67W	1.2900	0.6450	0.3225
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 13, LOTS 2 & 7 AS MORE PARTICULARLY
								DESCRIBED BY THE LEASE

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001R	DON A JONES AND MARJORIE J JONES	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2014	798		T1S R67W	7.9400	3.9700	1.9850
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 6, LOTS 1-4 AND BLOCK 7, LOT 5; AND IN
								HI-LAND ACRES THIRD FILING
								DESCRIBED AS BLOCK 11, LOT 2 AND A PORTION OF
								PLOT 1011 AS MORE
								PARTICULARLY DESCRIBED BY THE LEASE

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001S	DAVID DONALD MOORE AND SARAH C MOORE	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2014	800		T1S R67W	0.7430	0.3715	0.1857
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 9, LOT 8

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001T	GEORGE Z JANICH AND DOROTHY J ZANICH (JANICH)	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2014	802		T1S R67W	1.6360	0.8180	0.4090
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 10, LOTS 3 & 6 AND BLOCK 11, THE NORTH 100’
								OF LOT 3

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001U	GUY M SMITH AND GRACE E SMITH	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2014	804		T1S R67W	0.7000	0.3500	0.1750
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 5, LOT 8

9

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001V	HERBERT TAYLOR AND LOETTA B TAYLOR	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2014	806		T1S R67W	4.1800	2.0900	1.0450
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 1, LOT 1 AND BLOCK 2 LOTS 4, 5, 6

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001W	TOM S YAMAMOTO AND ELIZABETH T YAMAMOTO	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2014	808		T1S R67W	0.7030	0.3515	0.1757
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 8, LOT 5

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001X	WILLIAM P RENNER JR AN SANDRA S RENNER	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2014	810		T1S R67W	0.7030	0.3515	0.1757
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 3, LOT 3

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001Y	WALTER L SMITH AND JACQUELINE SMITH	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2014	812		T1S R67W	1.2910	0.6455	0.3227
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								THIRD FILING DESCRIBED AS
								BLOCK 13, LOTS 3 & 6 AND VACANT STREET ADJACENT
								TO LOT 6 TO THE SOUTH

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100001Z	DON D HAZARD AND DOROTHY L HAZARD	AMOCO PRODUCTION COMPANY	07/29/75	ADAMS	2014	814		T1S R67W	0.7450	0.3725	0.1862
								SEC 10: THAT PART OF THE W2NE IN HI-LAND ACRES
								SECOND FILING DESCRIBED AS:
								BLOCK 3, LOT 7

								LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE
								BASE OF THE SUSSEX

100003A	MARCUS A AND SOPHIA S DEGENHART, HUSBAND AND WIFE	ROCKY MOUNTAIN OIL & GAS COMPANY, INC	06/01/70	ADAMS	1611	128	895351	T1S R67W	360.9480	324.8532	162.4266
								SEC 5: NW, NE, PART OF THE SW AND SE AS MORE
								PARTICULARLY DESCRIBED BY THE
								LEASE

10

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100004A	RALPH J SMITH AND JOHN T LANE	HILIGHT DRILLING CO	03/31/70	ADAMS	1593	232	889440	T1S R67W SEC 5: W2SESW, EXCLUDING A PARCEL AS MORE PARTICULARLY DESCRIBED BY THE LEASE	16.8920	15.2028	7.6014

100010	LORETTA W MOORE, FORMERLY KNOWN AS LORETTA W RUCKER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	AMOCO PRODUCTION COMPANY	12/05/74	ADAMS	1972	465		T1S R67W SEC 10: E2NE LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SUSSEX FORMATION	80.0000	80.0000	40.0000

100011	JOHN H EHLER	AMOCO PRODUCTION COMPANY	02/21/75	ADAMS	1972	467		T1S R67W SEC 10: W2NESE, W2SE, SESE LIMITED TO THOSE DEPTHS AND FORMATIONS BELOW THE BASE OF THE SHANNON FORMATION	140.0000	140.0000	70.0000

100012	ROBERT E KORSA AND MERNA M KORSA, HUSBAND AND WIFE	PAUL V HOOVER	03/26/71	ADAMS	1692	211		T1S R67W SEC 10: E2NESE LIMITED, FROM THE TOP OF THE “D” SANDSTONE FORMATION TO THE BASE OF THE “J” SANDSTONE FORMATION	20.0000	20.0000	10.0000

100013	ANADARKO LAND CORP, A NEBRASKA CORPORATION AND ANADARKO E&P ONSHORE LLC, A DELAWARE LIMITED LIABILITY COMPANY	KERR-MCGEE OIL & GAS ONSHORE LP, A DELAWARE LIMITED PARTNERSHIP	02/22/16	ADAMS			2016000014318	T1S R67W SEC 10: THE EAST 40.00 FEET OF THE NESE FROM SURFACE TO TOP OF D SAND AND ALL DEPTHS BELOW BASE OF J SAND	1.2200	1.2200	0.6100

100019A	LILLIAN H HILL	PETROGULF ENERGY COMPANY	05/13/82	BROOMFIELD	2646	667	378777	T1S 68W SEC 15: NENW AND THAT PART OF HE N2NE NORTH AND WEST OF THE RIGHT-OF-WAY OF THE BULL CANAL	120.0000	24.0000	0.8247

100019B	AVICE H KERR	PETROGULF ENERGY COMPANY	05/13/82	BROOMFIELD	2646	667	378777	T1S 68W SEC 15: NENW AND THAT PART OF HE N2NE NORTH AND WEST OF THE RIGHT-OF-WAY OF THE BULL CANAL	120.0000	24.0000	0.8247

100019C	DARRELL R AND MARY DOUGHTY, HUSBAND AND WIFE	PETROGULF ENERGY COMPANY	06/29/82	BROOMFIELD	2663	270	388069	T1S 68W SEC 15: NENW AND THAT PART OF HE N2NE NORTH AND WEST OF THE RIGHT-OF-WAY OF THE BULL CANAL	120.0000	24.0000	0.8247

100019D	JAMES L REESE AND DOREY REESE, HUSBAND AND WIFE	PETROGULF ENERGY COMPANY	06/01/82	BROOMFIELD	2663	261	388065	T1S R68W SEC 15: NENW AND THAT PART OF THE N2NE NORTH AND WEST OF THE RIGHT-OF-WAY OF	120.0000	24.0000	0.8247

11

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								THE BULL CANAL

100019E	SOLON E THORNTON AND MILDRED THORNTON, HUSBAND AND WIFE	PETROGULF ENERGY COMPANY	06/01/82	BROOMFIELD	2660	273	386464	T1S 68W SEC 15: NENW AND THAT PART OF HE N2NE NORTH AND WEST OF THE RIGHT-OF-WAY OF THE BULL CANAL	120.0000	24.0000	0.8247

100020	NORMA C MATHENA ROBERT F BOLTON AND MARY M WEIGANDT, JOINT TENANTS	PETROGULF ENERGY COMPANY	04/05/82	BROOMFIELD	2648	770	379880	T1S R68W SEC 15: A PART OF THE NW AS MORE PARTICULARLY DESCRIBED BY THE LEASE	47.0000	47.0000	1.6150

100021	MILTON W FONAY AND VIRGINIA M FONAY, HUSBAND AND WIFE	VESSELS OIL & GAS COMPANY	01/29/90	ADAMS ADAMS	3644 3698	806 959	927006 957736	T1S R68W SEC 22: S2NW	80.0000	80.0000	8.4799

100022	FRONT RANGE INVESTMENT CORPORATION OF COLORADO	ROCKY MOUNTAIN OIL AND GAS COMPANY	01/14/71	ADAMS	1657	61	910296	T1S R67W SEC 18: E2NE, W2NE E2NE: FROM THE TOP OF THE DAKOTA TO THE BASE OF THE DAKOTA FROM THE TOP OF THE SURFACE TO THE TOP OF THE DAKOTA W2NE: FROM THE TOP OF THE DAKOTA TO THE BASE OF THE DAKOTA	160.0000	160.0000	60.0000

100023	ABNER GUTHRIE AND VIOLET GUTHRIE, HUSBAND AND WIFE	TOM VESSELS	05/07/70	ADAMS	1601	50		INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T1S R67W SEC 2: N2	285.2600	285.2600	70.4050

100024	UNION PACIFIC RAILROAD COMPANY	PAN AMERICAN PETROLEUM CORPORATION	08/06/70	ADAMS	1623	66		INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T2S R64W SEC 15: S2	320.0000	320.0000	160.0000

100025	MOUNTAIN VIEW WATER USERS ASSOCIATION	ROCKY MOUNTAIN GAS AND OIL PRODUCERS	02/02/72	ADAMS	1781	504	950828	T1S R67W SEC 4: PART OF THE SW AS MORE PARTICULARLY DESCRIBED BY THE LEASE	0.2290	0.2290	0.1145

100026	THE COLORADO NATIONAL BANK OF DENVER, TRUSTEE	HILIGHT DRILLING CO	08/27/70	ADAMS	1627	131	900605	T1S R67W SEC 4: PART OF THE W2 AS MORE PARTICULARLY DESCRIBED BY THE LEASE	221.7140	221.7140	110.8570

100027A	NOEL AND PAULA HUBERT	ROCKY MOUNTAIN GAS AND OIL PRODUCERS, INC	01/26/72	ADAMS	1779	447	949531	T1S R67W SEC 4: PART OF THE E2W2 AS MORE PARTICULARLY DESCRIBED BY THE LEASE, PART OF THE NWSE AS MORE PARTICULARLY DESCRIBED BY THE LEASE	14.8845	7.4423	3.7212

100027B	EDITH B MCCLINTOCK AND THE FIRST NATIONAL BANK OF DENVER, CO-SUCCESSOR TESTAMENTARY TRUSTEE OF THE ESTATE OF T E MCCLINTOCK, DECEASED	MARTIN J FREEDMAN	07/15/70	ADAMS	1666	308		T1S R67W SEC 4: PART OF THE NENW, NWSE, NESW AS MORE PARTICULARLY DESCRIBED BY THE LEASE	31.0424	15.5213	7.7607

100027C	PAUL E AND NORMA L EDWARDS	ROCKY MOUNTAIN OIL AND GAS CO	06/17/70	ADAMS	1618	71	897590	T1S R67W SEC 4: A PART OF THE NENW AS MORE PARTICULARLY DESCRIBED BY THE LEASE	16.1579	8.0790	4.0395

12

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100028A	HERBERT H CHAMPLIN	NORTH AMERICAN RESOURCES COMPANY	05/08/95	ADAMS	4541	902		INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T3S R64W SEC 8: W2SW LESS THOSE TRACTS MORE PARTICULARLY DESCRIBED IN THE LEASE	70.3510	46.9007	23.4504

100028B	JACK D DANFORD	NORTH AMERICAN RESOURCES COMPANY	05/04/95	ADAMS	4532	380		INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T3S R64W SEC 8: W2SW LESS THOSE TRACTS MORE PARTICULARLY DESCRIBED IN THE LEASE	70.3510	23.4503	11.7251

100029	DANFORD CHAMPLIN FARMS LTD	NORTH AMERICAN RESOURCES	05/04/95	ADAMS	4532	383		INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T3S W64W SEC 8: A TRACT OF LAND IN THE SW4 MORE PARTICULARLY DESCRIBED IN THE LEASE	9.1940	9.1940	4.5970

100030	THE BOARD OF COUNTY COMMISSIONERS, COUNTY OF ADAMS, STATE OF COLORADO	NORTH AMERICAN RESOURCES COMPANY	06/06/95	ADAMS	4541	899	C0086537	INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T3S R64W SEC 8: THE NORTH 15 FEET OF THE SOUTH 45 FEET OF THE SW4 AS DESCRIBED ONBOOK 2835 PAGE 822 AND RE-RECORDED IN BOOK 2838 PAGE 545	0.9720	0.9720	0.4860

100031	LAWRENCE E AND DONNA M WAILES, HUSBAND AND WIFE	MACEY AND MERSHON OIL INC	03/23/82	ADAMS	2633	289	371009	INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T2S R63W SEC 8: NE	160.0000	160.0000	80.0000

100032	LAWRENCE E AND DONNA M WAILES, HUSBAND AND WIFE	MACEY AND MERSHON OIL INC	03/23/82	ADAMS	2633	285	371008	INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T2S R63W SEC 8: SE	160.0000	160.0000	80.0000

100033	ADALINE DINSMORE CHAPMAN, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	W B MACEY AND PAYL M MERSHON, JR	04/15/80	ADAMS	2468	874	271732	INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T1S R64W SEC 28: N2SE, NE	240.0000	240.0000	120.0000

100034A	JAMES M WORTZ, A MARRIED MAN DEALING WITH HIS SOLE AND SEPARATE PROPERTY	WILLIAM URBAN JR	03/26/82	ADAMS	2634	496		INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T2S R64W SEC 22: NENW, NWNW, SWNW, SENW	160.0000	20.0000	10.0000

100034B	ADA MCCAULEY HILL, WIDOW OF GEORGE A HILL	WILLIAM URBAN JR	03/26/82	ADAMS	2637	94		INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T2S R64W SEC 22: NENW, NWNW, SWNW, SENW	160.0000	20.0000	10.0000

100034C	JAMES H WORTZ AKA JAMES WORTZ AND ELEANOR THOMPSON WORTZ, HUSBAND AND WIFE	MACEY AND MERSHON OIL INC	05/26/82	ADAMS	2658	856		INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T2S R64W SEC 22: NENW, NWNW, SWNW, SENW	160.0000	20.0000	10.0000

100034D	CHARLES S THOMPSON, AKA SANTFORD THOMPSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	MACEY AND MERSHON OIL INC	05/26/82	ADAMS	2658	852		INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T2S R64W SEC 22: NENW, NWNW, SWNW, SENW	160.0000	20.0000	10.0000

13

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100034E	JOHN W HASSELL AND MARY K HASSELL, HUSBAND AND WIFE	MACEY AND MERSHON OIL INC	05/26/82	ADAMS	2658	860		INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T2S R64W SEC 22: NENW, NWNW, SWNW, SENW	160.0000	40.0000	20.0000

100034F	EDITH D MARLATT AND IRA MARLATT, WIFE AND HUSBAND	MACEY AND MERSHON OIL INC	04/22/83	ADAMS	2739	586		INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T2S R64W SEC 22: NENW, NWNW, SWNW, SENW	160.0000	40.0000	20.0000

100035	THE SMITH FARMS, A PARTNERSHIP	C K HOEFLE, INC	08/12/91	ADAMS	3810	435		INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T2S R64W SEC 22: NWNE, SW	200.0000	200.0000	60.0000

100036A	KALCEVIC FARMS INC	C K HOEFLE, INC	07/30/91	ADAMS	3810	440		INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T2S R64W SEC 22: S2SE	80.0000	40.0000	12.0000

100036B	ROBERT E HALVERSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	C K HOEFLE INC	07/30/91	ADAMS	3810	444		INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T2S R64W SEC 22: S2SE	80.0000	20.0000	6.0000

100036C	RAYMOND D HALVERSON, A SINGLE MAN	C K HOEFLE INC	07/30/91	ADAMS	3810	442		INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T2S R64W SEC 22: S2SE	80.0000	20.0000	6.0000

100037	JOHN H EHLER AND J GAYLE EHLER, HUSBAND AND WIFE	M E THRASH	05/05/70	ADAMS	1602	241		T1S R67W SEC 4: NWSE PART OF, SESE PART OF	68.7600	68.7600	34.3800

100038	MELVIN F PORTERFIELD AND PATRICIA ANN PORTERFIELD, HUSBAND AND WIFE	ENERGY MINERALS CORP	04/08/75	ADAMS	1990	970		T1S R67W SEC 4: PART OF THE SE AS MORE PARTICULARLY DESCRIBED BY THE LEASE	5.0100	5.0100	2.5050

100039	ADAMS COUNTY, A POLITICAL SUBDIVISION OF THE STATE OF COLORADO, ACTING BY AND THROUGH ITS DULY AUTHORIZED BOARD OF COUNTY COMMISSIONERS	ENERGY MINERAL CORPS	04/14/75	ADAMS	1995	2		T1S R67W SEC 4: A PART OF THE SE AS MORE PARTICULARLY DESCRIBED BY THE LEASE	1.8300	1.8300	0.9150

100040	SIGNAL RESERVOIR AND IRRIGATION COMPANY	HIGHLIGHT DRILLING CO., INC.	06/06/70	ADAMS	1604	126		T1S R67W SEC 4: THAT PART OF THE NW OF SEC 4 SURROUNDING AND ENCOMPASSING THE SIGNAL RESERVOIR	68.0470	68.0470	0.0000

100041	BRYCE L BREDEHOFT, TRUSTEE UNDER THE WILL OF GEORGE F BROWN, BRYCE L BREDEHOFT, TRUSTEE UNDER THE WILL OF PEARL E BROWN, BRYCE L BREDEHOFT A/K/A BRYCE L BREDERHOFT	PAUL V HOOVLER	11/03/71	ADAMS	1762	476	944133	T1S R67W SEC 6: PART OF THE SW AND A PARCEL IN THE NWNWSE AS MORE PARTICULARLY DESCRIBED BY THE LEASE NWSW: FROM THE TOP OF SURFACE TO TOP OF JSAND AND BASE OF JSAND TO BASE OF DAKOTA NESW: FROM THE BASE OF SUSSEX TO TOP OF JSAND AND BASE OF JSAND TO BASE OF DAKOTA PTSW: FROM THE BASE OF SUSSEX TO TOP OF JSAND AND BASE OF JSAND TO BASE OF DAKOTA	155.7440	155.7440	50.5100

14

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100042	ELMER E OESTMAN AND KAY A OESTMAN, HIS WIFE	BYRON OIL INDUSTRIES, INC	02/20/79	ADAMS	2322	776	B184519	T1S R67W SEC 6: PARTS OF THE SWSW AND SESW AS MORE PARTICULARLY DESCRIBED BY THE LEASE	5.0400	5.0400	0.1260

100043	ARTHUR G EGAN AND EDNA EGAN	CHAPARRAL RESOURCES, INC	08/04/76	ADAMS	2095	905	B0044624	T1S R67W SEC 6: PART OF THE SESW AS MORE PARTICULARLY DESCRIBED BY THE LEASE FROM BASE OF SUSSEX TO TOP JSAND AND BASE JSAND TO BASE DAKOTA	13.3300	13.3300	6.6650

100044	CLAYTON E WYMAN AND GRETTA WYMAN	ALAN J BYRON D/B/A BYRON OIL INDUSTRIES	12/12/73	ADAMS	1904	131	25002	T1S R67W SEC 6: PART OF THE NWSE AS MORE PARTICULARLY DESCRIBED BY THE LEASE SWSE, SESE: FROM TOP OF SURFACE TO TOP OF JSAND AND BASE OF JSAND TO BASE OF DAKOTA NESE: FROM BASE OF SUSSEX TO TOP OF JSAND AND BASE OF JSAND TO BASE OF DAKOTA	148.4419	148.4419	58.7210

100045	CASPER SACK AND MOLLY SACK, HUSBAND AND WIFE	T S PACE	03/02/70	ADAMS	1588	224	887712	T1S R67W SEC 6: PART OF THE NWSE, SWSE AND S2NW AS MORE PARTICULARLY DESCRIBED BY THE LEASE PART OF THE SWSE AS MORE PARTICULARLY DESCRIBED BY THE LEASE SWSE: FROM TOP OF THE SURFACE TO TOP OF JSAND AND BASE OF JSAND TO BASE OF DAKOTA S2NW: FROM TOP OF THE SUSSEX TO BASE OF DAKOTA	84.6800	84.6800	39.8400

100046A	JAMES A CORCILIUS AND LYDA M CORCILIUS, HUSBAND AND WIFE	PAUL V HOOVLER	01/12/71	ADAMS	1675	345	916182	T1S R67W SEC 6: N2NW, LOT 1, 2, 3, 4, 5, 6, 7 CORCILIUS ACRES FROM THE TOP OF SUSSEX TO BASE OF DAKOTA	66.7400	33.3700	16.6850

100046B	LUCY V TRUJILLO	PAUL V HOOVLER	04/26/71	ADAMS	1696	423	922923	T1S R67W SEC 6: N2NW, LOT 1, 2, 3, 4, 5, 6, 7 CORCILIUS ACRES FROM THE TOP OF SUSSEX TO BASE OF DAKOTA	66.7400	33.3700	16.6850

100047	ALBERT SACK AND ANN Y SACK, HUSBAND AND WIFE	T S PACE	03/02/70	ADAMS	1588	230		INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T1S R67W SEC 6: NE	148.2500	148.2500	0.0000

100048	KATHERINE J SACK AND GEORGE E SACK	AMOCO PRODUCTION COMPANY	01/28/75	ADAMS	1979	275		T1S R67W SEC 6: PART OF THE NE AS MORE PARTICULARLY DESCRIBED BY THE LEASE	2.0700	2.0700	0.0000

100049	ANTHONY PALIZZI AND VERA L PALIZZI, HUSBAND	DAN H SEBASTIAN	10/14/70	ADAMS	1676	74	916326	T1S R67W	10.7200	10.7200	1.0050

15

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

	AND WIFE							SEC 18: A PARCEL OF LAND IN THE SW AS MORE
								PARTICULARLY DESCRIBED BY THE LEASE

								FROM THE BASE OF THE SUSSEX TO THE TOP OF THE JSAND

100050	ROBERT M WILLSEY AND PATRICIA J WILLSEY, HUSBAND AND WIFE	DAN H SEBASTIAN	10/14/70	ADAMS	1676	69		T1S R67W	9.4900	9.4900	0.8897
								SEC 18: TWO PARCELS OF LAND IN THE SW AS MORE
								PARTICULARLY DESCRIBED BY THE LEASE

100051	FRANK VERNON VAN DEUSEN AND GERTRUDE M VAN DEUSEN, HUSBAND AND WIFE	DAN H SEBASTIAN	02/18/71	ADAMS	1678	107	917015	T1S R67W	22.4100	22.4100	2.1009
								SEC 18: A PARCEL OF LAND IN THE SW AS MORE
								PARTICULARLY DESCRIBED BY THE LEASE

100052	DONALD VAN DEUSEN AND BARBARA L VAN DEUSEN	DAN J SEBASTIAN	02/18/71	ADAMS	1678	110	917016	T1S R67W	2.5600	2.5600	0.2400
								SEC 18: A PARCEL OF LAND IN THE SW AS MORE
								PARTICULARLY DESCRIBED BY THE LEASE

100053	ADAMS COUNTY BOARD OF COMMISSIONERS	THE ANSCHUTZ CORPORATION, INC	03/17/71	ADAMS	1683	357	918821	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	5.1200	5.1200	0.4800
								T1S R67W
								SEC 18: LOT 21, BLOCK 1 OF THE LAYTON SUBDIVISION

100054	LAUREN C STRASSBURG AND JANICE K STRASSBURG, HUSBAND AND WIFE	DAN H SEBASTIAN	10/14/70	ADAMS	1663	404		T1S R67W	5.0200	5.0200	0.4706
								SEC 18: SW BLOCK 2, LOTS 13, 14, 15, 16 OF THE
								LAYTON SUBDIVISION

100055	MUNIR F IBRAHIM AND ARDELLA N IBRAHIM	THE ANSCHUTZ CORPORATION, INC	04/07/71	ADAMS	1691	198	921184	T1S R67W	11.0700	11.0700	1.0378
								SEC 18: SE, BLOCK 2, LOTS 12, 13, 14, 15, 16, 17,
								18, 19 OF THE LAYTON SUBDIVISION

100056	DONALD J SHELLEY AND PATRICIA JO ANNE SHELLY, HUSBAND AND WIFE	DAN H SEBASTIAN	10/14/70	ADAMS	1663	414		INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	4.8800	4.8800	0.4575
								T1S R67W
								SEC 18: BLOCK 1, LOTS 5, 6, 7, 8 OF THE LAYTON SUBDIVISION

100057	LOUIS A CARICATO AND BETTE JEAN CARICATO, HUSBAND AND WIFE	DAN H SEBASTIAN	10/14/70	ADAMS	1676	78	916328	T1S R67W SEC 18: SW, BLOCK 1, LOTS 9, 10, 11, 12 OF THE LAYTON SUBDIVISION	5.0700	5.0700	0.4753

100058	JOE A HOLEMAN AND IONE S HOLEMAN, HUSBAND AND WIFE	DAN H SEBASTIAN	10/14/70	ADAMS	411		912374	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	5.2300	5.2300	0.4903
								T1S R67W
								SEC 18: SW, BLOCK 1, LOTS 1, 2, 3, 4 OF THE
								LAYTON SUBDIVISION

100059	SAMUEL L DUNHAM AND CARMA J DUNHAM, HUSBAND AND WIFE	DAN H SEBASTIAN	10/14/70	ADAMS	1663	401	912368	T1S R67W	5.0700	5.0700	0.4753
								SEC 18: SW, BLOCK 2, LOTS 5, 6, 7, 8 OF THE
								LAYTON SUBDIVISION

100060	CHARLES D HOYT AND JEANNETTE L HOYT, HUSBAND AND WIFE	DAN H SEBASTIAN	11/04/70	ADAMS	1663	408	912372	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	5.0300	5.0300	0.4716
								T1S R67W
								SEC 18: BLOCK 2, LOT 1, 2, 3, 4 OF THE LAYTON

16

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								SUBDIVISION

100061	TERYL J RICHMAN AND CARYLON J RICHMAN, HUSBAND AND WIFE	DAN H SEBASTIAN	10/14/70	ADAMS	1663	421	912379	T1S R67W	5.0300	5.0300	0.4716
								SEC 18: SW, BLOCK 2, LOTS 9, 10, 11 OF THE LAYTON
								SUBDIVISION

100062	D GEORGE LAYTON AND EDNA E LAYTON, HUSBAND AND WIFE	DAN H SEBASTIAN	10/14/70	ADAMS	1676	63	916322	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	47.7900	47.7900	4.4803
								T1S R67W
								SEC 18: A PORTION OF THE SW AS MORE PARTICULARLY
								DESCRIBED BY THE LEASE

100063	GARY H WEBER AND GAYLIA A WEBER, HUSBAND AND WIFE	CREST OIL AND GAS COMPANY	06/06/72	ADAMS	1864		652653	T1S R67W	5.4700	5.4700	0.5128
								SEC 18: A PORTION OF THE SW AS MORE PARTICULARLY
								DESCRIBED BY THE LEASE

100064	D GEORGE LAYTON AND EDNA E LAYTON, HUSBAND AND WIFE	CREST OIL AND GAS COMPANY	06/16/72	ADAMS	1864	654	916322	T1S R67W	0.3500	0.3500	0.0328
								SEC 18: IN THE SW, A STRIP OF LAND BEGINNING IN
								THE SE CORNER OF SAID SW,
								THENCE 20 FEET WEST, THENCE RUNNING NORTH 760.00
								FEET, THENCE EAST 20 FEET
								TO THE BORDER LINE OF SAID SW, THENCE SOUTH TO
								THE POINT OF BEGINNING

100065	FIRST INTERSTATE BANK OF DENVER, SUCCESSOR TRUSTEE OF JOSEPH A LEISLE	MARTINEX CORPORATION	01/09/85	ADAMS	2962	432	R552153	T1S R67W	160.0000	160.0000	80.0000
								SEC 8: NE

								BASE OF THE SUSSEX TO BASE OF THE DAKOTA

100066	FRANCIS I TSUZUKI AND CALVIN C MCCREGOR	SANDS-AMERICAN CORP	04/26/73	ADAMS	1870	392		T1S R67W	150.0000	150.0000	75.0000
								SEC 28: NE, EXCEPT A PARCEL AS MORE PARTICULARLY
								DESCRIBED BY THE LEASE

100068A	BROMLEY & BUCKLEY LLC	PETROSHARE CORP	10/26/16	ADAMS			2016000095806	T1S R66W	237.6600	118.8300	59.4150
								SEC 17: A PORTION OF THE NE AS MORE PARTICULARLY
								DESCRIBED BY THE LEASE

100068B	CASE 238 LLC	PETROSHARE CORP	10/26/16	ADAMS			201600095808	T1S R66W	237.6600	118.8300	59.4150
								SEC 17: A PORTION OF THE NE AS MORE PARTICULARLY
								DESCRIBED BY THE LEASE

100069	CLARKE D CARLSON, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	PETROSHARE CORP	10/26/16	ADAMS			2016000095807	T1S R66W	2.2195	2.2195	1.1098
								SEC 17: THAT PART OF THE NE AS MORE PARTICULARLY
								DESCRIBED BY THE LEASE

100070A	SABLE LAND LLC	PETROSHARE CORP	10/26/16	ADAMS			2016000095809	T1S R66W	129.7037	69.4841	34.7420
								SEC 31: A PARCEL OF LAND IN THE NW AS MORE
								PARTICULARLY DESCRIBED BY THE
								LEASE

100075	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY	05/01/72	ADAMS	671		9690269	INSOFAR AND ONLY INSOFAR AS LEASE COVERS: T1S R65W	613.7600	613.7600	227.5874

17

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								SEC 15: S2SE
								SEC 19: SE, E2SW, LOT 2 (53.76 acres ADA W2SW4)
								SEC 23: SW, W2SE

100076	UNION PACIFIC RAILROAD	PAN AMERICAN PETROLEUM CORPORATION	08/06/70	ADAMS	1623	63	899244	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	475.0200	475.0200	166.2570
								T1S R64W
								SEC 17: W2NW, N2SE
								SEC 19: LOT 1 (76.36, ADA W2NW), E2NW, S2 LOT 2
								(38.66, ADA SWSW), SESW
								SEC 29: N2NW

100077	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY, A DELAWARE CORPORATION	05/01/72	ADAMS	1807	160	966651	T2S R64W	880.0000	880.0000	308.0000
								SEC 21: NESE, S2SE, NWSE, NW
								SEC 23: N2SW
								SEC 25: N2SE
								SEC 27: NW,SE

								T2S R65W
								SEC 13: W2NW

100078	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY	06/30/77	ADAMS	2167	15		INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	1280.8000	1280.8000	448.2800
								T1S R59W
								SEC 33: S2

								T2S R59W
								SEC 5: SW, NWSE, S2SE, NESE

								T2S R60W
								SEC 13: SW, NW
								SEC 3: LOT 3(40.30), LOT 4(40.50), S2NW, SW

100079	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY	04/26/71	ADAMS	1723	140	931331	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	1120.0000	1120.0000	392.0000
								T2S R63W
								SEC 3: S2NW, N2SE, S2SW
								SEC 15: W2 (LIMITED TO DEPTHS BELOW THE BASE OF
								THE “J” SANDSTONE
								FORMATION)
								SEC 21: SWSW, NW(LIMITED TO THE BASE OF THE “J”
								SANDSTONE FORMATION)
								SEC 27: NESE, SWNW, W2SW, SESW, SESE, NWSE, NESW,
								SWSE

100080	UNION PACIFIC RAILROAD COMPANY	PAN AMERICAN PETROLEUM COMPANY	08/06/70	ADAMS	1623	66	899245	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	160.0000	160.0000	56.0000
								T1S R64W
								SEC 35: SW

100081A	WALT HABEL, INC	JOHN W MCKNAB	07/05/69	ADAMS	1535	425	870137	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	840.0000	837.5000	293.1250
								T2S R62W
								SEC 22: W2
								SEC 23: W2NW, SW, N2SE, SESE
								SEC 34: E2NW, NESW, SESW LIMITED TO DEPTHS BELOW

18

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								7270'

100081B	JOHN T BURCH	JOHN W MCKNAB	07/28/69	ADAMS	1536	72	870246	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	40.0000	2.5000	0.8750
								T2S R62W
								SEC 23:SWSW

100082	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY	03/14/72	ADAMS	1793	445	958256	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	200.0000	200.0000	70.0000
								T2S R62W
								SEC 23: E2NW

								T3S R62W
								SEC 5: S2SE
								SEC 9: NWSW

100083	STATE OF COLORADO	ROBERT L BAYLESS, AGENT	03/30/89	ADAMS	3564	613	B882077	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	320.0000	320.0000	152.4179
								T1S R65W
								SEC 16: E2

100084	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY	10/05/77	ARAPAHOE	2685	496	1686706	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	679.6300	679.6300	237.8705
								T5S R62W
								SEC 29: NWNW, W2SE, S2SW, N2SW, S2NW

								T5S R63W
								SEC 1: LOT 2 (79.63 ADA N2NW), S2NW, S2

100085	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY	07/02/76	ARAPAHOE	2477	29		INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	320.0000	320.0000	112.0000
								T4S 63W
								SEC 35: SW, S2NW, SWSE, NWSE

100086	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY	08/01/77	ELBERT	309	187		INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	720.0000	720.0000	252.0000
								T6S R64W
								SEC 15: W2SE, SESE
								SEC 17: NESW, W2SE, NESE, S2SW, SESE
								SEC 19: W2SE, W2NE, SESE, NESE
								SEC 21: NWNW, SWNW

100087	LORENA M NORDMAN ESTATE BY	ROCKY MOUNTAIN PRODUCTION COMPANY	08/18/82	ELBERT	349	955	243425	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	320.0000	320.0000	112.0000
								T6S R64W
								SEC 20: E2

100088	CHAMPLIN PETROLEUM COMPANY	AMOCO PETROLEUM COMPANY	12/12/77	WELD	821		1742594	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	1680.0000	1680.0000	607.5472
								T1N R64W
								SEC 27: SESE (LIMITED TO 7754’), SW (LIMITED TO
								7852’), S2NW (LIMITED TO
								7879'), W2SE, NESE (LIMITED TO 7754');
								SEC 33: W2SW, E2SW, SE (LIMITED TO “J” SANDSTONE
								FORMATION)
								SEC 35: NW, N2SW (LIMITED TO 7730’)
								SEC 31: E2W2, W2SE

								T1N 63W

19

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								SEC 29: NWNW, NENW, S2NW, SW
								SEC 31: N2SE, E2SW

100089A	RAYMOND L KISSLER AND MILDREDR KISSLER, HUSBAND AND WIFE	CENTENNIAL PETROLEUM, INC	03/19/82	WELD	967	861	01890931	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	30.6900	15.3450	6.1953
								T4N R66W
								SEC 21: THAT PORTION OF THE N2NW LYING EAST OF
								THE EASTERLY RIGHT-OF-WAY
								LINE OF THE WESTERN MUTUAL COMPANY DITCH,
								CONTAINING 30.69 ACRES, MORE OR LESS

100089B	LILLIE M ECKHARDT ESTATE	CENTENNIAL PETROLEUM INC	05/01/82	WELD	970		01895211	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	30.6900	7.6725	3.0976
								T4N R66W
								SEC 21: THAT PORTION OF THE N2NW LYING EAST OF
								THE EASTERLY RIGHT-OF-WAY
								LINE OF THE WESTERN MUTUAL COMPANY DITCH,
								CONTAINING 30.69 ACRES, MORE OR LESS

100089C	FLORENCE C MILLER, A WIDOW	CENTENNIAL PETROLEUM INC	04/19/82	WELD	970		1895212	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	30.6900	7.6725	3.0976
								T4N R66W
								SEC 21: THAT PORTION OF THE N2NW LYING EAST OF
								THE EASTERLY RIGHT-OF-WAY
								LINE OF THE WESTERN MUTUAL COMPANY DITCH,
								CONTAINING 30.69 ACRES, MORE OR LESS

100090	UNION PACIFIC RAILROAD COMPANY	PAN AMERICAN PETROLEUM CORPORATION	08/11/70	ADAMS	1623	299	899402	T3S R61W	234.3500	234.3500	82.0225
								SEC 9: NWSE
								SEC 15: E2SW
								SEC 17: SWNW
								SEC 19: LOT 2 (34.35 ADA SWNW), SENW

100091	UNION PACIFIC RAILROAD COMPANY	PAN AMERICAN PETROLEUM CORPORATION	11/09/70	ADAMS	1651	6	908336	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	560.0000	560.0000	196.0000
								T2S 63W
								SEC 1: E2SW, W2SE
								SEC 11: E2W2, SE
								SEC 25: W2NW

100092	UNION PACIFIC RAILROAD COMPANY	PAN AMERICAN PETROLEUM CORPORATION	01/04/71	ADAMS	1666	52	913126	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	320.0000	320.0000	112.0000
								T1S R63W
								SEC 7: E2NW

								T1S R64W
								SEC 1: NWSW, NESW
								SEC 5: NWSE, NESE
								SEC 9: W2SE

100093	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY	08/02/71	ADAMS	1743	178	937830	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	120.0000	120.0000	42.0000
								T2S 61W
								SEC 15: N2SW
								SEC 19: SWSE

100094	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY	10/25/71	ADAMS	1767	180		INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	360.0000	360.0000	174.7803

20

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								T2S R66W
								SEC 9: W2
								SEC 11: SWSW

100095	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY	10/31/75	ADAMS	2041	119	B010058	T2S R64W SEC 31: E2SW	80.0000	80.0000	28.0000

100096	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY	01/30/76	ADAMS	2082	672	B036256	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	120.0000	120.0000	42.0000
								T3S R62W
								SEC 21: S2SW
								SEC 23: SWNW

100097	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY	10/01/76	ADAMS WELD	2122 1284	257	2235518	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	640.0000	640.0000	218.6000
								T1S R65W
								SEC 3: S2

								T1N R65W
								SEC 21: S2

100098	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY	06/13/77	ADAMS	2163	127	B086114	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	1369.2800	1369.2800	479.2480
								T1S R62W
								SEC 21: S2
								SEC 31: LOT 2 (89.28), E2SW ADA SW, (LIMITED TO
								DEPTHS BELOW 7578’)
								SEC 33: SW, NWSE, S2SE

								T1S R63W
								SEC 15: E2W2, N2SE, SWSE
								SEC 25: SW, N2SE, SWSE, SESE

100099	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY	06/17/77	ADAMS	2161	407	B085078	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	960.0000	960.0000	336.0000
								T1S R61W
								SEC 3: S2
								SEC 27: W2
								SEC 35: SW, NW

100100	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY	04/01/77	ADAMS	2147	154	B076338	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	200.0000	200.0000	70.0000
								T2S R61W
								SEC 11: S2SW, W2NW, NWSW

100101	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY	03/03/77	ELBERT	306	140	213950	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	160.0000	160.0000	56.0000
								T6S R62W
								SEC 1: N2SW, SWSW, SESW

100102	CHAMPLIN PETROLEUM COMPANY	AMOCO PRODUCTION COMPANY	10/11/76	WELD	787	1709361		T1N R64W SEC 15: E2NW, W2SW, W2SE	240.0000	240.0000	84.0000

100103A	OLIN J THOMPSON AND MYRTLE E THOMPSON, WIFE	THE COLTON COMPANY	05/09/81	ADAMS	2535	186	B311665	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	80.0000	40.0000	14.0000
								T3S R61W
								SEC 10: S2SW

21

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100103B	CLARA A PRICE, WIDOW	THE COLTON COMPANY	05/09/81	ADAMS	2535	184	B311664	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	80.0000	40.0000	14.0000
								T3S R61W
								SEC 10: S2SW

100104	CHARLES T HEINRICY AND DAVEDA M HEINRICY	JOHN W MCKNAB	07/07/69	ADAMS	1534	196	869650	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	80.0000	80.0000	28.0000
								T3S R62W
								SEC 22: N2NE

100105	THE WESTERN MUTUAL DITCH COMPANY, FORMERLY	CENTENNIAL PETROLEUM INC	09/07/82	WELD	977		1903523	INSOFAR AND ONLY INSOFAR AS LEASE COVERS:	2.6500	2.6500	1.0699
	THE WESTERN DRAINAGE AND WATER SUPPLY COMPANY							T4N R66W
								SEC 21: THAT PORTION OF THE WESTERN MUTUAL DITCH
								COMPANY DITCH LYING IN THE
								N2NW4, CONTAINING 2.65 ACRES, MORE OR LESS.

100106	JAMES D KISSLER AND MARILEE KISSLER, HUSBAND AND WIFE	CENTENNIAL PETROLEUM, INC	03/19/82	WELD	967		1890933	T4N R66W	46.6600	46.6600	18.8382
								SEC 21:THAT PORTION OF THE N2NW4 LYING WEST OF
								THE WESTERLY RIGHT-OF-WAY
								LINE OF THE WESTERN MUTUAL DITCH COMPANY DITCH,
								CONTAINING 46.66 ACRES,
								MORE OR LESS, BEING A PORTION OF TRACT B OF
								RECORDED EXEMPTION NO.
								1057-21-1-RE4805, ACCORDING TO THE MAP THEREOF
								RECORDED JULY 30,2008 UNDER
								RECEPTION NO. 3569377, RECORD OF WELD COUNTY,
								COLORADO.

100112	ANNINO L MARSELLA AND FRANCESCA MARSELLA AS JOINT TENANTS	PETROSHARE CORP	01/06/17	ADAMS			2017000009646	T1S R66W	16.9800	16.9800	8.4900
								SEC 20: A PART OF THE NE AS MORE PARTICULARLY
								DESCRIBED BY THE LEASE

100113	MICHAEL R MCCRORY	PETROSHARE CORP	01/11/17	ADAMS			2017000009645	1S 66W	2.2397	2.2397	1.1199
								SEC 20: LOT 3A, A RESUBDIVISION OF MEADOW LARK
								ACRES, ACCORDING TO THE PLAT
								RECORDED 02-14-1980 AT RECEPTION NO B248850

100114A	THE EGIDIO AND CLARA SERAFINI TRUST DATED FEBRUARY 24, 2013	PETROSHARE CORP	12/21/16	ADAMS			20017000018012	T1S R66W	5.0467	2.5234	1.2617
								SEC 17: LOT 3, BAECHLER TRACT

100114B	THE FRANCO AND TERASA SERAFINI TRUST DATED FEBRUARY 24, 2013	PETROSHARE CORP	12/21/16	ADAMS			2017000018013	T1S R66W SEC 17: LOT 3, BAECHLER TRACT	5.0467	2.5234	1.2617

100115	FORTERRA INVESTMENTS, LTD	PETROSHARE CORP	02/01/17	ADAMS			2017000017176	T1S R66W	42.2839	42.2839	21.1420
								SEC 20: A PARCEL OF LAND IN THE NE AND THE W2SE AS
								MORE PARTICULARLY DESCRIBED BY THE LEASE

100116	FORTERRA INVESTMENTS, LTD	PETROSHARE CORP	02/01/17	ADAMS			2017000017177	T1S R66W	10.0080	10.0080	5.0040
								SEC 20: A TRACT OF LAND IN THE NWSE AS MORE
								PARTICULARLY DESCRIBED BY THE LEASE

100117	FORTERRA INVESTMENTS, LTD	PETROSHARE CORP	02/01/17	ADAMS			2017000017178	T1S R66W	1.5890	1.5890	0.7945
								SEC 20: A TRACT OF LAND IN THE SE AS MORE

22

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								PARTICULARLY DESCRIBED BY THE LEASE

100118	DAVID B ATKINS AND RENEE J ATKINS, AS JOINT TENANTS	PETROSHARE CORP	12/08/16	ADAMS			2017000015507	T1S R66W	5.0460	5.0460	2.5230
								SEC 17: LOT 2 BAECHLER TRACT

100120A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	WELD			4055676	T7N R59W SEC 26: N2NE	80.0000	40.0000	20.0000

100121A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION LLC	03/19/15	WELD			4097343	T7N R63W	160.8000	80.4000	40.2000
								SEC 2: NE (LOTS 1, 2, S2NE)
								LIMITED TO DEPTHS AND FORMATIONS FROM THE SURFACE
								TO 50’ ABOVE THE TOP OF
								THE J SAND FORMATION

100122A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION LLC	03/19/15	WELD			4097190	T7N R63W	160.5600	80.2800	40.1400
								SEC 2: NW (LOTS 3, 4, S2NW)
								LIMITED TO DEPTHS AND FORMATIONS FROM THE SURFACE
								TO 50’ ABOVE THE TOP OF
								THE J SAND FORMATION

100123A	KENT HAMILTON	MORNING GUN EXPLORATION LLC	07/02/15	WELD			4144911	T7N R63W	320.0000	49.0560	24.5280
								SEC 11: S2

								LIMITED TO DEPTHS AND FORMATIONS FROM THE SURFACE
								TO 50’ ABOVE THE TOP OF THE J SAND FORMATION

100123B	THE NAOMI H WARD REVOCABLE TRUST DATED 6/17/2011, NAOMI H WARD, ALSO KNOW AS NAOMI D WARD, AS TRUSTEE	MORNING GUN EXPLORATION LLC	07/07/15	WELD			4144912	T7N R63W	320.0000	49.0560	24.5280
								SEC 11: S2
								LIMITED TO DEPTHS AND FORMATIONS FROM THE SURFACE
								TO 50’ ABOVE THE TOP OF THE J SAND FORMATION

100123C	SANDRA G HARPER, A MARRIED WOMAN DEALING IN HER SOLE AND SEPARATE PROPERTY	MORNING GUN EXPLORATION LLC	07/02/15	WELD			4144913	T7N R63W	320.0000	49.0560	24.5280
								SEC 11: S2 LIMITED TO DEPTHS AND FORMATIONS FROM THE SURFACE
								TO 50’ ABOVE THE TOP OF THE J SAND FORMATION

100123D	SUSAN M BOULTER TRUST DATED NOVEMBER 25, 1997 A/K/A SUSAN M DAVIS, SCOTT L DAVIS, AS TRUSTEE	MORNING GUN EXPLORATION LLC	02/01/16	WELD			4201768	T7N R63W	320.0000	160.0000	80.0000
								SEC 11: S2 LIMITED TO DEPTHS AND FORMATIONS FROM THE SURFACE
								TO 50’ ABOVE THE TOP OF
								THE J SAND FORMATION

100124A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION LLC	09/16/15	WELD			4167516	T7N R63W	160.0000	80.0000	40.0000
								SEC 24: NW
								LIMITED TO DEPTHS AND FORMATIONS FROM THE SURFACE
								TO 50’ ABOVE THE TOP OF
								THE J SAND FORMATION

23

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100125	BCK HEATH PROPERTY, LLC, A COLORADO LIMITED LIABILITY COMPANY, BURTON C KROSS, MANAGER	MORNING GUN EXPLORATION LLC	09/29/15	WELD			4179264	T7N R63W	160.0000	160.0000	80.0000
								SEC 11:NE

								LIMITED TO DEPTHS AND FORMATIONS FROM THE SURFACE
								TO 50’ ABOVE THE TOP OF THE J SAND FORMATION

100126	BCK HEATH PROPERTY, LLC, A COLORADO LIMITED LIABILITY COMPANY, BURTON C KROSS, MANAGER	MORNING GUN EXPLORATION LLC	09/29/15	WELD			4167517	T7N R63W	160.0000	160.0000	80.0000
								SEC 10: SW

								LIMITED TO DEPTHS AND FORMATIONS FROM THE SURFACE
								TO 50’ ABOVE THE TOP OF THE J SAND FORMATION

100127	GRANT MYERS, TRUSTEE AND HIS SUCCESSORS IN TRUST UNDER THE GRANT G MYERS REVOCABLE TRUST, DATED JUNE 24, 2015	MORNING GUN EXPLORATION LLC	09/08/15	WELD			4167518	T7N R63W	160.0000	160.0000	80.0000
								SEC 3: SW

								LIMITED TO DEPTHS AND FORMATIONS FROM THE SURFACE
								TO 50’ ABOVE THE TOP OF
								THE J SAND FORMATION

100128A	KEVIN P BRUMLEY AND FAITH I BRUMLEY, HUSBAND AND WIFE	MORNING GUN EXPLORATION LLC	10/29/15	WELD			4177054	T7N R63W	154.5800	77.2900	38.6450
								SEC 11: LOTS A, B, C, AND D OF RECORDED EXEMPTION
								NO 0713-11-2 RE-4642,
								ALSO DESCRIBED AS THE NW/4

								LIMITED TO DEPTHS AND FORMATIONS FROM THE SURFACE
								TO 50’ ABOVE THE TOP OF
								THE J SAND FORMATION

100129A	THE KAREN R HALEY REVOCABLE TRUST DATED FEBRUARY 8, 2002, KAREN R HALEY, AS TRUSTEE	MORNING GUN EXPLORATIONS LLC	02/26/16	WELD			4201767	T7N R63W	200.0000	40.0000	20.0000
								SEC 2: E2E2SW, SE

								LIMITED TO DEPTHS AND FORMATIONS FROM THE SURFACE
								TO 50’ ABOVE THE TOP OF
								THE J SAND FORMATION

100129B	WAYNE BALL, ALSO KNOWN AS WAYNE E BALL ADN JUANITA J BALL, HUSBAND AND WIFE	MORNING GUN EXPLORATION LLC	02/17/16	WELD			4201769	T7N R63W	200.0000	100.0000	50.0000
								SEC 2: E2E2SW, SE

								LIMITED TO DEPTHS AND FORMATIONS FROM THE SURFACE
								TO 50’ ABOVE THE TOP OF
								THE J SAND FORMATION

100129C	GARLAND R BALL, A SINGLE MAN	MORNING GUN EXPLORATION LLC	04/29/16	WELD			4225558	T7N R63W	200.0000	5.0000	2.5000
								SEC 2: E2E2SW, SE

								LIMITED TO DEPTHS AND FORMATIONS FROM THE SURFACE
								TO 50’ ABOVE THE TOP OF THE J SAND FORMATION

100129D	TODD G BALL, A MARRIED MAN DEALING IN HIS SOLE AND SEPARATE PROPERTY	MORNING GUN EXPLORATION LLC	04/29/16	WELD			4225559	T7N R63W SEC 2: E2E2SW, SE	200.0000	5.0000	2.5000

24

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								LIMITED TO DEPTHS AND FORMATIONS FROM THE SURFACE
								TO 50’ ABOVE THE TOP OF THE J SAND FORMATION

100130A	COBANK FCB, A FEDERALLY CHARTERED INSTRUMENT OF THE UNITED STATES	MORNING GUN EXPLORATION LLC	11/13/15	ADAMS			2016000005856	T1S R67W	160.0000	80.0000	40.0000
								SEC 8: NW
								LIMITED TO DEPTHS AND FORMATIONS FROM THE SURFACE
								TO THE BASE OF THE SUSSEX
								FORMATION

100131A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	ADAMS			2014000073208	T2S R61W SEC 6: LOTS 3, 4, 5, SENW	160.0400	80.0200	40.0100

100132A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	ADAMS			2014000073208	T2S R61W SEC 6: NE	160.0000	80.0000	40.0000

100133A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	ADAMS			2014000073208	T2S R61W SEC 6: SW	160.0000	80.0000	40.0000

100134A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	ADAMS			2014000073208	T2S R61W SEC 6: SE	160.0000	80.0000	40.0000

100135A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	ADAMS			2014000073208	T2S R61W SEC 18: LOTS 1, 2, E2NW	159.6700	79.8350	39.9175

100136A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	ADAMS			2014000073208	T2S R61W SEC 18: NE	160.0000	80.0000	40.0000

100137A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	ADAMS			2014000073208	T2S R62W	160.0000	80.0000	40.0000
								SEC 12: NW

100137B	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	ADAMS			2014000073208	T2S R62W SEC 12: NE	160.0000	80.0000	40.0000

100137C	SMITH DONNA ET VIR	MORNING GUN EXPLORATION LLC	04/28/15	ADAMS			2014000051116	T2S R62W SEC 12: ALL	640.0000	3.7500	1.8751

100137D	SHARON MCCORMICK	MORNING GUN EXPLORATION LLC	04/28/15	ADAMS			2014000051115	T2S R62W SEC 12: ALL	640.0000	3.7500	1.8751

100137E	LYNN FLOYD, A SINGLE WOMAN	MORNING GUN EXPLORATION LLC	05/07/15	ADAMS			2015000051114	T2S R62W SEC 12: ALL	640.0000	3.7500	1.8751

100137F	CRAIG MCCORMICK, A SINGLE MAN	MORNING GUN EXPLORATION LLC	04/28/15	ADAMS			2015000051113	T2S R62W SEC 12: ALL	640.0000	3.7500	1.8751

100137G	PATRICIA ELDER, A SINGLE WOMAN	MORNING GUN EXPLORATION LLC	05/27/15	ADAMS			2015000051117	T2S R62W SEC 12: ALL	640.0000	15.0000	7.5000

100137H	JOSEPH SANDERS, A WIDOWER	MORNING GUN EXPLORATION LLC	05/15/15	ADAMS			2015000051118	T2S R62W SEC 12: ALL	640.0000	15.0000	7.5000

25

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100137I	KATHLEEN GAIL HILTON WENDELIN AND BRIAN MITCHELL WENDELIN, HUSBAND AND WIFE	MORNING GUN EXPLORATION LLC	06/25/15	ADAMS			2015000057962	T2S R62W SEC 12: ALL	640.0000	15.0000	7.5000

100139A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	ADAMS			2014000073208	T2S R62W SEC 31: SE	160.0000	40.0000	20.0000

100140A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	ADAMS			2014000073208	T2S R62W SEC 31: S2NE	80.0000	20.0000	10.0000

100141A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	ADAMS			2014000073208	T2S R63W SEC 18: NW	160.0000	80.0000	40.0000

100142A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	ADAMS			2014000073208	T2S R63W SEC 18: NE	160.0000	80.0000	40.0000

100143A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	ADAMS			2014000073208	T2S R63W SEC 26: NE	160.0000	80.0000	40.0000

100144A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	ADAMS			2014000073208	T2S R63W SEC 26: SW	160.0000	80.0000	40.0000

100145A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	ADAMS			2014000073208	T3S R62W SEC 6: NW (LOTS 3, 4, 5, SENW)	157.1200	78.5600	39.2800

100146A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	ADAMS			2014000073208	T3S R62W SEC 6: SW (LOTS 6, 7, E2SE)	156.7800	78.3900	39.1950

100147A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION, LLC	10/08/14	ADAMS			2014000073208	T3S R62W SEC 6: SE	160.0000	80.0000	40.0000

100148A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION LLC	02/25/15	ADAMS			2015000016239	T3S R62W SEC 2: SE	160.0000	80.0000	40.0000

100149A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION LLC	02/25/15	ADAMS			2015000016239	T3S R62W SEC 8: SW	160.0000	80.0000	40.0000

100150A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION LLC	02/25/15	ADAMS			2015000016239	T3S R62W SEC 8: NW	160.0000	80.0000	40.0000

100151A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION LLC	02/25/15	ADAMS			2015000016239	T3S R62W SEC 24: N2SW	80.0000	40.0000	20.0000

100152A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION LLC	02/25/15	ADAMS			2015000016239	T3S R62W SEC 24: S2NW	80.0000	40.0000	20.0000

100153A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION LLC	02/25/15	ADAMS			2015000016239	T3S R62W SEC 24: NENW	40.0000	20.0000	10.0000

100154A	COBANK, FCB, SUCCESSOR TO US AGBANK FCB	MORNING GUN EXPLORATION LLC	02/25/15	ADAMS			2015000016239	T3S R62W SEC 24: NWNE	40.0000	20.0000	10.0000

26

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100165A	SAM WAGNER AND IRENE W WAGNER, HUSBAND AND WIFE	PETROSHARE CORP	03/14/17	ADAMS			217000031919	T1S R65W	320.0000	80.0000	40.0000
								SEC 26: E2

100166A	SAM WAGNER AND IRENE W WAGNER, HUSBAND AND WIFE	PETROSHARE CORP	03/14/17	ADAMS			2017000031920	T1S R65W	320.0000	80.0000	40.0000
								SEC 10:E2

100166B	CLIFFORD WAGNER	PETROSHARE CORP	04/11/17	ADAMS			2017000035461	T1S R65W	320.0000	26.6666	13.3333
								SEC 10:E2

100166C	JUNE K SULFFRIDGE	PETROSHARE CORP	04/17/17	ADAMS			2017000037679	T1S R65W	320.0000	32.0000	16.0000
								SEC 10:E2

100166D	LIANA M GIFFORD	PETROSHARE CORP	04/17/17	ADAMS			2017000035463	T1S R65W	320.0000	32.0000	16.0000
								SEC 10:E2

100166E	BETTY L BULLARD	PETROSHARE CORP	04/17/17	ADAMS			2017000035462	T1S R65W	320.0000	32.0000	16.0000
								SEC 10:E2

100166F	KENNETH A HARRIS	PETROSHARE CORP	05/01/17	ADAMS			2017000048264	T1S R65W	320.0000	32.0000	16.0000
								SEC 10:E2

100166G	BETH A TRIBELHORN	PETROSHARE CORP	04/24/17	ADAMS			201700048266	T1S R65W	320.0000	6.4000	3.2000
								SEC 10:E2

100166H	JOHN S GETTMAN	PETROSHARE CORP	04/24/17	ADAMS			20017000048262	T1S R65W	320.0000	6.4000	3.2000
								SEC 10:E2

100166I	BARBARA K SCHILDT	PETROSHARE CORP	04/24/17	ADAMS			201700048265	T1S R65W	320.0000	6.4000	3.2000
								SEC 10:E2

100166J	JAMES K GETTMAN	PETROSHARE CORP	05/08/17	ADAMS			2017000048261	T1S R65W	320.0000	6.4000	3.2000
								SEC 10:E2

100166K	BONNIE J GROVES	PETROSHARE CORP	05/08/17	ADAMS			2017000048263	T1S R65W	320.0000	6.4000	3.2000
								SEC 10:E2

100167	RODGER BAILEY, POA FOR THELMA I BAILEY	PETROSHARE CORP	04/10/17	ADAMS			2017000049438	T1S R67W	2.5000	2.5000	1.2500
								SEC 28: SENE

100168A	DOUG E WERBACH, A SINGLE MAN	PETROSHARE CORP	03/23/17	ADAMS			2017000049436	T1S R66W	3.2090	1.6045	0.8023
								SEC 20: SE

100168B	CYNTHIA B WERBACK, A SINGLE WOMAN	PETROSHARE CORP	03/23/17	ADAMS			2017000049437	T1S R66W	3.2090	1.6045	0.8023
								SEC 20: SE

100169	JOSE DE JESUS DE LUNA AND MARTHA H DE LUNA, AS JOINT TENANTS	PETROSHARE CORP	03/10/17	ADAMS			201700023467	T1S R66W	4.4559	4.4559	2.2279
								SEC 17: SESW

100175	JAMES R VAN METER AND JOYCE L VAN METER, AS JOINT TENANTS	PETROSHARE CORP	02/07/17	ADAMS			2017000029699	T1S R67W	0.2404	0.2404	0.1202
								SEC 28: BLOCK 1, LOT 6 OF THE VILLAGES AT
								RIVERDALE FILING #1

27

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100176	JANET E WEAR, A TENANT IN SEVERALTY	PETROSHARE CORP	02/07/17	ADAMS			2017000029701	T1S R67W	0.3076	0.3076	0.1538
								SEC 28: BLOCK 3, LOT 24 OF THE VILLAGES AT
								RIVERDALE FILING #1

100177	MARY M FILSINGER, A TENANT IN SEVERALTY	PETROSHARE CORP	02/15/17	ADAMS			2017000029690	T1S R67W	0.3013	0.3013	0.1507
								SEC 28: BLOCK 2, LOT 9A OF THE VILLAGES AT
								RIVERDALE FILING #2, AMENDMENT #1

100178	ROBERT C HADDEN AND LINDA C HADDEN, AS JOINT TENANTS	PETROSHARE CORP	02/07/17	ADAMS			2017000030296	T1S R67W	0.1970	0.1970	0.0985
								SEC 28: BLOCK 4, LOT 5 OF THE VILLAGES AT
								RIVERDALE FILING #1

100179	ARIC SANCHEZ	PETROSHARE CORP	02/07/17	ADAMS			2017000029697	T1S R67W	0.3091	0.3091	0.1545
								SEC 28: BLOCK 3, LOT 20 OF THE VILLAGES AT
								RIVERDALE FILING #1

100180	RONALD LEE PEARMAN II AND DANIELLE PEARMAN	PETROSHARE CORP	02/07/17	ADAMS			2017000029695	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 6, LOT 3 OF THE VILLAGES AT
								RIVERDALE FILING #1

100181	GUADALUPE BAUTISTA AND CELIA BAUTISTA, AS JOINT TENANTS	PETROSHARE CORP	02/07/17	ADAMS			2017000029687	T1S R67W	0.2911	0.2911	0.1456
								SEC 28: BLOCK 1, LOT 20 OF THE VILLAGES AT
								RIVERDALE FILING #1

100182	CRAIG S MAURER AND MICHELLE A MILLIGAN, AS JOINT TENANTS	PETROSHARE CORP	02/15/17	ADAMS			2017000029692	T1S R67W	0.2108	0.2108	0.1054
								SEC 28: BLOCK 2, LOT 7A OF THE VILLAGES AT
								RIVERDALE FILING #2, AMENDMENT #1

100183	ROBERT WALKER ADN ASAKO TSUTSUI, AS JOINT TENANTS	PETROSHARE CORP	02/15/17	ADAMS			2017000037680	T1S R67W	0.1721	0.1721	0.0861
								SEC 28: BLOCK 5, LOT 19 OF THE VILLAGES AT
								RIVERDALE FILING #2

100184	RICHARD P PHILLIPS	PETROSHARE CORP	02/07/17	ADAMS			2017000029696	T1S R67W	0.1721	0.1721	0.0861
								SEC 28: BLOCK 6, LOT 5 OF THE VILLAGES AT
								RIVERDALE FILING #1

100186	KATIE RAMIREZ, A TENANT IN SEVERALTY	PETROSHARE CORP	02/07/17	ADAMS			2017000030301	T1S R67W	0.1928	0.1928	0.0964
								SEC 28: BLOCK 3, LOT 38 OF THE VILLAGES AT
								RIVERDALE FILING #1

100187	LANTZIA C THAO AND OMEE THAO	PETROSHARE CORP	02/07/17	ADAMS			2017000029698	T1S R67W	0.2726	0.2726	0.1363
								SEC 28: BLOCK 6, LOT 15 OF THE VILLAGES AT
								RIVERDALE FILING #1

100188	LAURA L BINGAMAN	PETROSHARE CORP	02/15/17	ADAMS			2017000029688	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 5, LOT 21 OF THE VILLAGES AT
								RIVERDALE FILING #2

100189	PATRICIA NIEHOFF AND JAMES NIEHOFF, AS JOINT TENANTS	PETROSHARE CORP	02/07/17	ADAMS			2017000029694	T1S R67W	0.3083	0.3083	0.1542
								SEC 28: BLOCK 1, LOT 17 OF THE VILLAGES AT

28

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								RIVERDALE FILING #1

100190	RIEM SON AND SANA T THACH, AS JOINT TENANTS	PETROSHARE CORP	02/07/17	ADAMS			2017000030302	T1S R67W	0.3199	0.3199	0.1600
								SEC 28: BLOCK 5, LOT 1 OF THE VILLAGES AT
								RIVERDALE FILING #1

100191	ALEXANDER WELLS AND DAWN WELLS, AS JOINT TENANTS	PETROSHARE CORP	02/07/17	ADAMS			2017000029702	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 5, LOT 14 OF THE VILLAGES AT
								RIVERDALE FILING #1

100192	AMY NAFTOLIN AND DAN WESTER, AS JOINT TENANTS	PETROSHARE CORP	02/15/17	ADAMS			2017000029693	T1S R67W	0.2080	0.2080	0.1040
								SEC 28: BLOCK 3, LOT 3A OF THE VILLAGES AT
								RIVERDALE FILING #2, AMENDMENT #1

100193	DARRELL DOBSON AND KIMBERLY K DOBSON AS JOINT TENANTS	PETROSHARE CORP	02/15/17	ADAMS			2017000029689	T1S R67W	0.3022	0.3022	0.1511
								SEC 28: BLOCK 2, LOT 4 OF THE VILLAGES AT
								RIVERDALE FILING #2

100194	ROBERT O KIRKLAND AND CHERYL A KIRKLAND AS JOINT TENANTS	PETROSHARE CORP	02/07/17	ADAMS			2017000030298	T1S R67W	0.2385	0.2385	0.1192
								SEC 28: BLOCK 1, LOT 18 OF THE VILLAGES AT
								RIVERDALE FILING #1

100195	TROY J BUSTAMANTE	PETROSHARE CORP	02/15/17	ADAMS			2017000030294	T1S R67W	0.2049	0.2049	0.1024
								SEC 28: BLOCK 5, LOT 38 OF THE VILLAGES AT
								RIVERDALE FILING #2

100196	BLAINE L FANNING	PETROSHARE CORP	02/15/17	ADAMS			2017000030295	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 5, LOT 5 OF THE VILLAGES AT
								RIVERDALE FILING #2

100197	DAVID M HENDRICKS AND AMY B HENDRICKS AS JOINT TENANT	PETROSHARE CORP	02/15/17	ADAMS			2017000030297	T1S R67W	0.1890	0.1890	0.0945
								SEC 28: BLOCK 5, LOT 7 OF THE VILLAGES AT
								RIVERDALE FILING #2

100198	MICHAEL J LAGE AND BUFFI K LAGE, AS JOINT TENANTS	PETROSHARE CORP	02/15/17	ADAMS			2017000041897	T1S R67W	0.2106	0.2106	0.1053
								SEC 28: BLOCK 2, LOT 3A OF THE VILLAGES AT
								RIVERDALE FILING #2, AMENDMENT #1

100199	CHARLES B HODGES AND MOLLY M HODGES, AS JOINT TENANTS	PETROSHARE CORP	02/15/17	ADAMS			2017000068989	T1S R67W	0.1903	0.1903	0.0951
								SEC 28: BLOCK 5, LOT 6 OF THE VILLAGES AT
								RIVERDALE FILING #2

100200	NOAH A SHEPARD AND ABBY M SHEPARD, AS JOINT TENANTS	PETROSHARE CORP	02/07/17	ADAMS			2017000037678	T1S R67W	0.2726	0.2726	0.1363
								SEC 28: BLOCK 5, LOT 16 OF THE VILLAGES AT
								RIVERDALE FILING #1

100201	HESTER FAMILY TRUST	PETROSHARE CORP	04/13/17	ADAMS			2017000041895	T1S R67W	0.3517	0.3517	0.1759
								SEC 28: BLOCK 2, LOT 5 OF THE VILLAGES AT
								RIVERDALE FILING #1

100202	ADAM BROOKHART AND ROBIN BROOKHART, AS JOINT	PETROSHARE CORP	04/19/17	ADAMS			2017000035432	T1S R67W	0.2001	0.2001	0.1001

29

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

	TENANTS							SEC 28: BLOCK 4, LOT 4 OF THE VILLAGES AT
								RIVERDALE FILING #1

100203	AMANDA VAN BLARICOM	PETROSHARE CORP	04/19/17	ADAMS			2017000035433	T1S R67W	0.3883	0.3883	0.1941
								SEC 28: BLOCK 1, LOT 6 OF THE VILLAGES AT
								RIVERDALE FILING #2

100204	ANDREW J PALMGREN, A TENANT IN SEVERALTY	PETROSHARE CORP	04/19/17	ADAMS			2017000035434	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 6, LOT 4 OF THE VILLAGES AT
								RIVERDALE FILING #1

100205	BENJAMIN M YOST AND JENNIFER A YOST, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035435	T1S R67W	0.3281	0.3281	0.1641
								SEC 28: BLOCK 9, LOT 10 OF THE VILLAGES AT
								RIVERDALE FILING #2

100206	BRENT W BOWERS AND ELLEN G BOWERS, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035436	T1S R67W	0.2089	0.2089	0.1045
								SEC 28: BLOCK 2, LOT 12A OF THE VILLAGES AT
								RIVERDALE FILING #3, AMENDMENT #1

100207	CONNIE S EBERLE	PETROSHARE CORP	04/19/17	ADAMS			2017000035437	T1S R67W	0.2970	0.2970	0.1485
								SEC 28: BLOCK 5, LOT 37 OF THE VILLAGES AT
								RIVERDALE FILING #2

100208	CURT E FENDERSON JR AND FAYE L FENDERSON, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035438	T1S R67W	0.1997	0.1997	0.0998
								SEC 28: BLOCK 7, LOT 11 OF THE VILLAGES AT
								RIVERDALE FILING #2

100209	DANIELLE MORALES AND NICHOLAS P MORALES, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035439	T1S R67W	0.2109	0.2109	0.1055
								SEC 28: BLOCK 2, LOT 8A OF THE VILLAGES AT
								RIVERDALE FILING #2, AMENDMENT #1

100210	DARIN K HELGESON AND NICHELE A HELGESON, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035440	T1S R67W	0.1794	0.1794	0.0897
								SEC 28: BLOCK 6, LOT 3 OF THE VILLAGES AT
								RIVERDALE FILING #3

100211	DARREN SHANK AND CRYSTAL K SHANK, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035441	T1S R67W	0.1945	0.1945	0.0973
								SEC 28: BLOCK 4, LOT 3 OF THE VILLAGES AT
								RIVERDALE FILING #1

100212	DARRIN J KUNSELMAN AND JILL M KUNSELMAN, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035442	T1S R67W	0.2727	0.2727	0.1363
								SEC 28: BLOCK 5, LOT 24 OF THE VILLAGES AT
								RIVERDALE FILING #2

100213	DARYL L FLANAGAN AND LINDSAY M FLANAGAN, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035443	T1S R67W	0.3129	0.3129	0.1565
								SEC 28: BLOCK 5, LOT 36 OF THE VILLAGES AT
								RIVERDALE FILING #2

100214	DENISE SWIEKATUN	PETROSHARE CORP	04/19/17	ADAMS			2017000035444	T1S R67W	0.2097	0.2097	0.1048
								SEC 28: BLOCK 9, LOT 2 OF THE VILLAGES AT
								RIVERDALE FILING #3

30

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100215	DOMENICK MIHAICH AND BRENDA C PRENTUP	PETROSHARE CORP	04/19/17	ADAMS			2017000035445	T1S R67W	0.3610	0.3610	0.1805
								SEC 28: BLOCK 11, LOT 2 OF THE VILLAGES AT
								RIVERDALE FILING #3

100216	DONALD CLIFFORD AND DARLENE CLIFFORD, AS A JOINT TENANT	PETROSHARE CORP	04/19/17	ADAMS			2017000035446	T1S R67W	0.1791	0.1791	0.0896
								SEC 28: BLOCK 3, LOT 5 OF THE VILLAGES AT
								RIVERDALE FILING #2

100217	DOUGLAS STINTON	PETROSHARE CORP	04/19/17	ADAMS			2017000035447	T1S R67W	0.2410	0.2410	0.1205
								SEC 28: BLOCK 1, LOT 2A OF THE VILLAGES AT
								RIVERDALE FILING #3, AMENDMENT #1

100218	ERIK L COX AND TAHLEA COX, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035448	T1S R67W	0.2901	0.2901	0.1451
								SEC 28: BLOCK 9, LOT 11 OF THE VILLAGES AT
								RIVERDALE FILING #2

100219	GEORGE N MEDINA	PETROSHARE CORP	04/19/17	ADAMS			2017000035449	T1S R67W	0.1726	0.1726	0.0863
								SEC 28: BLOCK 3, LOT 3 OF THE VILLAGES AT
								RIVERDALE FILING #1

100220	HOPE K ANDERSON	PETROSHARE CORP	04/19/17	ADAMS			2017000035450	T1S R67W	0.2726	0.2726	0.1363
								SEC 28: BLOCK 7, LOT 9 OF THE VILLAGES AT
								RIVERDALE FILING #1

100221	HOUA LOR AND CHAI VANG, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035451	T1S R67W	0.3130	0.3130	0.1565
								SEC 28: BLOCK 3, LOT 31 OF THE VILLAGES AT
								RIVERDALE FILING #1

100222	JAMISON P MARTIN AND COURTNEY A MARTIN, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035452	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 6, LOT 6 OF THE VILLAGES AT
								RIVERDALE FILING #1

100223	JARRED M RATZLAFF AND SARA E RATZLAFF	PETROSHARE CORP	04/19/17	ADAMS			2017000035453	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 5, LOT 22 OF THE VILLAGES AT
								RIVERDALE FILING #2

100224	JEFFREY DOLPH AND HEATHER A DOLPH, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035454	T1S R67W	0.2708	0.2708	0.1354
								SEC 28: BLOCK 9, LOT 8 OF THE VILLAGES AT
								RIVERDALE FILING #2

100225	JENNIFER D TIERNEY	PETROSHARE CORP	04/19/17	ADAMS			2017000035455	T1S R67W	0.1860	0.1860	0.0930
								SEC 28: BLOCK 5, LOT 2 OF THE VILLAGES AT
								RIVERDALE FILING #3

100226	JOHN M OLIVER II AND MARY F OLIVER, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035456	T1S R67W	0.2224	0.2224	0.1112
								SEC 28: BLOCK 3, LOT 5A OF THE VILLAGES AT
								RIVERDALE FILING #2, AMENDMENT #1

100227	JOSEPH R HOUSWORTH AND EMILY A HOUSWORTH, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035457	T1S R67W	0.3348	0.3348	0.1674
								SEC 28: BLOCK 5, LOT 9 OF THE VILLAGES AT
								RIVERDALE FILING #3

31

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100228	JOYCE M ORR, A TENANT IN SEVERALTY	PETROSHARE CORP	04/19/17	ADAMS			2017000035458	T1S R67W	0.2080	0.2080	0.1040
								SEC 28: BLOCK 3, LOT 7 OF THE VILLAGES AT
								RIVERDALE FILING #1

100229	JUSTIN PYLES	PETROSHARE CORP	04/19/17	ADAMS			2017000035459	T1S R67W	0.2410	0.2410	0.1205
								SEC 28: BLOCK 1, LOT 5A OF THE VILLAGES AT
								RIVERDALE FILING #3, AMENDMENT #1

100230	KEVIN SCHROEDER AND JULIE M SCHROEDER, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035404	T1S R67W	0.1912	0.1912	0.0956
								SEC 28: BLOCK 3, LOT 3 OF THE VILLAGES AT
								RIVERDALE FILING #2

100231	KIRSTEN J ANDERSON, A TENANT IN SEVERALTY	PETROSHARE CORP	04/19/17	ADAMS			2017000035405	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 4, LOT 18 OF THE VILLAGES AT
								RIVERDALE FILING #1

100232	KRISTINE L ROPER	PETROSHARE CORP	04/19/17	ADAMS			2017000035406	T1S R67W	0.1865	0.1865	0.0932
								SEC 28: BLOCK 5, LOT 18 OF THE VILLAGES AT
								RIVERDALE FILING #1

100233	LARRY D DURAN AND RENEE Y DURAN, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035407	T1S R67W	0.2089	0.2089	0.1045
								SEC 28: BLOCK 6, LOT 8 OF THE VILLAGES AT
								RIVERDALE FILING #3

100234	LESLIE A THORN, A TENANT IN SEVERALTY	PETROSHARE CORP	04/19/17	ADAMS			2017000035408	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 5, LOT 5 OF THE VILLAGES AT
								RIVERDALE FILING #1

100235	MANUEL J URDIALES	PETROSHARE CORP	04/19/17	ADAMS			2017000035409	T1S R67W	0.1753	0.1753	0.0877
								SEC 28: BLOCK 4, LOT 27 OF THE VILLAGES AT
								RIVERDALE FILING #1

100236	MARK J ZEBROWSKI AND KENDRA L FRIESEN	PETROSHARE CORP	04/19/17	ADAMS			2017000035410	T1S R67W	0.2906	0.2906	0.1453
								SEC 28: BLOCK 2, LOT 35 OF THE VILLAGES AT
								RIVERDALE FILING #2

100237	MAROYA FAIED AND JAHED NABIYAR, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035411	T1S R67W	0.2107	0.2107	0.1053
								SEC 28: BLOCK 2, LOT 4A OF THE VILLAGES AT
								RIVERDALE FILING #2, AMENDMENT #1

100238	MICHAEL ANTHONY BOCHERT AND DARLENE J BOCHERT, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035412	T1S R67W	0.2226	0.2226	0.1113
								SEC 28: BLOCK 3, LOT 8 OF THE VILLAGES AT
								RIVERDALE FILING #1

100239	MICHAEL E PLANSKER AND RACHAEL L MONK, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035413	T1S R67W	0.1826	0.1826	0.0913
								SEC 28: BLOCK 6, LOT 22 OF THE VILLAGES AT
								RIVERDALE FILING #1

100240	MICHELE M NORDAHL	PETROSHARE CORP	04/19/17	ADAMS			2017000035414	T1S R67W	0.1832	0.1832	0.0916
								SEC 28: BLOCK 4, LOT 22 OF THE VILLAGES AT

32

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								RIVERDALE FILING #1

100241	NATHAN T DOUGHERTY AND DARCI M DOUGHERTY, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035415	T1S R67W	0.2448	0.2448	0.1224
								SEC 28: BLOCK 10, LOT 10 OF THE VILLAGES AT
								RIVERDALE FILING #3

100242	NICOLE M SHAVER AND BRANDON J SHAVER, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035416	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 5, LOT 12 OF THE VILLAGES AT
								RIVERDALE FILING #2

100243	OKE IVAR JOHNSON III AND ELIZABETH ASYA JOHNSON, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035417	T1S R67W	0.1793	0.1793	0.0896
								SEC 28: BLOCK 6, LOT 6 OF THE VILLAGES AT
								RIVERDALE FILING #3

100244	PATRICK O BREWER AND KATHI G BREWER, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035418	T1S R67W	0.1933	0.1933	0.0966
								SEC 28: BLOCK 4, LOT 21 OF THE VILLAGES AT
								RIVERDALE FILING #1

100245	RICHARD J KRAMER AND CHRISTINE A KRAMER, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035419	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 5, LOT 40 OF THE VILLAGES AT
								RIVERDALE FILING #2

100246	RICHARD P KEIL AND LINDA M KEIL, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035420	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 4, LOT 25 OF THE VILLAGES AT
								RIVERDALE FILING #1

100247	ROGER J ANDERSON, A TENANT IN SEVERALTY	PETROSHARE CORP	04/19/17	ADAMS			2017000035421	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 4, LOT 24 OF THE VILLAGES AT
								RIVERDALE FILING #1

100248	RYAN L PASKO, A TENANT IN SEVERALTY	PETROSHARE CORP	04/19/17	ADAMS			2017000035422	T1S R67W	0.2149	0.2149	0.1075
								SEC 28: BLOCK 2, LOT 6A OF THE VILLAGES AT
								RIVERDALE FILING #3, AMENDMENT #1

100249	RYAN W FUNCHION AND HANNAH L FUNCHION, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035423	T1S R67W	0.2344	0.2344	0.1172
								SEC 28: BLOCK 2, LOT 1 OF THE VILLAGES AT
								RIVERDALE FILING #2

100250	SARAH J RODRIGUEZ AND CHRISTOPHER J RODRIGUEZ, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035424	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 4, LOT 26 OF THE VILLAGES AT
								RIVERDALE FILING #1

100251	SEAN THOMAS CASSADY AND TAMARA CASSADY	PETROSHARE CORP	04/19/17	ADAMS			2017000035425	T1S R67W	0.3645	0.3645	0.1822
								SEC 28: BLOCK 3, LOT 19 OF THE VILLAGES AT
								RIVERDALE FILING #1

100252	SUE ANN CRUTCHFIELD	PETROSHARE CORP	04/19/17	ADAMS			2017000035426	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 5, LOT 41 OF THE VILLAGES AT
								RIVERDALE FILING #2

100253	SUSAN PREISENDORF	PETROSHARE CORP	04/19/17	ADAMS			2017000035427	T1S R67W	0.1722	0.1722	0.0861

33

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								SEC 28: BLOCK 6, LOT 23 OF THE VILLAGES AT
								RIVERDALE FILING #1

100254	TAB LYNN DAVIS JR AND MEGAN E DAVIS, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035428	T1S R67W	0.3869	0.3869	0.1935
								SEC 28: BLOCK 9, LOT 1 OF THE VILLAGES AT
								RIVERDALE FILING #2

100255	TAMARA L DAVIS AND KEVIN S DAVIS, AS JOINT TENANTS	PETROSHARE CORP	04/19/17	ADAMS			2017000035429	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 6, LOT 12 OF THE VILLAGES AT
								RIVERDALE FILING #1

100256	THE JOHN ERIC KRAMER AND REBECCA LYNN KRAMER JOINT LIVING TRUST, DATED 10/15/12	PETROSHARE CORP	04/19/17	ADAMS			2017000035430	T1S R67W	0.1792	0.1792	0.0896
								SEC 28: BLOCK 6, LOT 7 OF THE VILLAGES AT
								RIVERDALE FILING #3

100257	THE VILLAGES AT RIVERDALE HOMEOWNERS ASSOCIATION, INC., AKA VILLAGES AT RIVERDALE HOMEOWNERS ASSOCIATION	PETROSHARE CORP	04/19/17	ADAMS			2017000035460	T1S R67W	36.3344	36.3344	18.1672
								SEC 28: THE VILLAGES AT RIVERDALE FILING #1,
								TRACTS A, B, C, D, E, F, K, L, M, N
								THE VILLAGES AT RIVERDALE FILING #2,
								TRACTS B, C, D, E, F, G, H, J, K, L, M, N

100258	TIMOTHY P HEWITT	PETROSHARE CORP	04/19/17	ADAMS			2017000035431	T1S R67W	0.2970	0.2970	0.1485
								SEC 28: BLOCK 9, LOT 7 OF THE VILLAGES AT
								RIVERDALE FILING #2

100259	CHRISTOPHER E DIEDA AND VERONICA DIEDA, AS JOINT TENANTS	PETROSHARE CORP	04/13/17	ADAMS			2017000041891	T1S R67W	0.1723	0.1723	0.0862
								SEC 28: BLOCK 9, LOT 14 OF THE VILLAGES AT
								RIVERDALE FILING #2

100260	KEITH LUGO AND TAMARA ANN LUGO, AS JOINT TENANTS	PETROSHARE CORP	04/13/17	ADAMS			2017000041898	T1S R67W	0.2769	0.2769	0.1384
								SEC 28: BLOCK 5, LOT 29 OF THE VILLAGES AT
								RIVERDALE FILING #1

100261	JEFFREY A MEISTER AND TERRA M MEISTER, AS JOINT TENANTS	PETROSHARE CORP	02/07/17	ADAMS			2017000041899	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 5, LOT 4 OF THE VILLAGES AT
								RIVERDALE FILING #1

100262	CHRISTOPHER A HEPBURN	PETROSHARE CORP	04/13/17	ADAMS			2017000041894	T1S R67W	0.1793	0.1793	0.0896
								SEC 28: BLOCK 6, LOT 4 OF THE VILLAGES AT
								RIVERDALE FILING #3

100263	NICOLE CONNER F/K/A NICOLE R STAFF AND JUSTIN T CONNER, AS JOINT TENANTS	PETROSHARE CORP	02/15/17	ADAMS			2017000041890	T1S R67W	0.1903	0.1903	0.0951
								SEC 28: BLOCK 2, LOT 7 OF THE VILLAGES AT
								RIVERDALE FILING #2

100264	GARRY M UPTON AND DIANA T UPTON, AS JOINT TENANTS	PETROSHARE CORP	04/28/17	ADAMS			2017000041901	T1S R67W	0.1975	0.1975	0.0988
								SEC 28: BLOCK 10, LOT 7 OF THE VILLAGES AT
								RIVERDALE FILING #3

100265	JASON A KNIGHT AND MICHELLE R KNIGHT AS JOINT TENANTS	PETROSHARE CORP	04/28/17	ADAMS			2017000041896	T1S R67W	0.3311	0.3311	0.1656
								SEC 28: BLOCK 3, LOT 1A OF THE VILLAGES AT

34

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								RIVERDALE FILING #2, AMENDMENT #1

100266	CASEY J NELSON	PETROSHARE CORP	04/28/17	ADAMS			2017000041900	T1S R67W	0.3020	0.3020	0.1510
								SEC 28: BLOCK 4, LOT 1 OF THE VILLAGES AT
								RIVERDALE FILING #1

100267	ROBERT E WINDHOLZ AND CONNIE D WINDHOLZ, AS JOINT TENANTS	PETROSHARE CORP	04/28/17	ADAMS			2017000041902	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 5, LOT 16 OF THE VILLAGES AT
								RIVERDALE FILING #2

100268	JOHN ALKHATIB AND JACLYN ALKHATIB, AS JOINT TENANTS	PETROSHARE CORP	04/28/17	ADAMS			2017000041889	T1S R67W	0.1791	0.1791	0.0896
								SEC 28: BLOCK 3, LOT 8 OF THE VILLAGES AT
								RIVERDALE FILING #2

100269	NICHOLAS ALDEN HOFFMAN AND ALYSSA KAY HOFFMAN F/K/A ALYSSA KAY GOODSON, AS JOINT TENANTS	PETROSHARE CORP	04/28/17	ADAMS			2017000055718	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 5, LOT 14 OF THE VILLAGES AT
								RIVERDALE FILING #2

100270	RICHARD EDDIE PHILLIPS AND BRITTANY MICHELLE PHILLIPS, AS JOINT TENANTS	PETROSHARE CORP	04/28/17	ADAMS			2017000053196	T1S R67W	0.1819	0.1819	0.0910
								SEC 28: BLOCK 6, LOT 20 OF THE VILLAGES AT
								RIVERDALE FILING #1

100271	JENNIFER E GARRUS AND MICHAEL A ELLISON, AS JOINT TENANTS	PETROSHARE CORP	04/28/17	ADAMS			2017000041892	T1S R67W	0.4257	0.4257	0.2129
								SEC 28: BLOCK 2, LOT 34 OF THE VILLAGES AT
								RIVERDALE FILING #2

100272	PAUL L HEBINCK AND LISA K HEBINCK	PETROSHARE CORP	04/28/17	ADAMS			2017000041893	T1S R67W	0.3260	0.3260	0.1630
								SEC 28: BLOCK 7, LOT 10 OF THE VILLAGES AT
								RIVERDALE FILING #2

100273	JACOB G PERROTTO AND BRITTANY L PERROTTO, AS JOINT TENANTS	PETROSHARE CORP	04/28/17	ADAMS			2017000055713	T1S R67W	0.3294	0.3294	0.1647
								SEC 28: BLOCK 2, LOT 2 OF THE VILLAGES AT
								RIVERDALE FILING #2

100274	GALINA POPOVA	PETROSHARE CORP	05/02/17	ADAMS			2017000053195	T1S R67W	0.1794	0.1794	0.0897
								SEC 28: BLOCK 6, LOT 2 OF THE VILLAGES AT
								RIVERDALE FILING #3

100275	THE SHARON K ALBERS TRUST	PETROSHARE CORP	04/28/17	ADAMS			2017000053199	T1S R67W	0.1727	0.1727	0.0863
								SEC 28: BLOCK 3, LOT 2 OF THE VILLAGES AT
								RIVERDALE FILING #1

100276	ALICIA L HELGESON AND MICHAEL J HELGESON, AS JOINT TENANTS	PETROSHARE CORP	04/28/17	ADAMS			2017000053194	T1S R67W	0.2109	0.2109	0.1055
								SEC 28: BLOCK 1, LOT 16A OF THE VILLAGES AT
								RIVERDALE FILING #3, AMENDMENT #1

100277	SARA A GREEN, A TENANT IN SEVERALTY	PETROSHARE CORP	04/28/17	ADAMS			2017000053197	T1S R67W	0.3717	0.3717	0.1858
								SEC 28: BLOCK 1, LOT 15 OF THE VILLAGES AT
								RIVERDALE FILING #1

100278	XAYSAKANH SAYCOCIE AND SHERYL SAYCOCIE	PETROSHARE CORP	04/19/17	ADAMS			2017000053200	T1S R67W	0.2441	0.2441	0.1221

35

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								SEC 28: BLOCK 3, LOT 2 OF THE VILLAGES AT
								RIVERDALE FILING #2

100279	SHELLEY RAGLAND, A TENANT IN SEVERALTY	PETROSHARE CORP	05/22/17	ADAMS			2017000053198	T1S R67W	0.3460	0.3460	0.1730
								SEC 28: BLOCK 1, LOT 13 OF THE VILLAGES AT
								RIVERDALE FILING #1

100280	ADAM L NORMAN	PETROSHARE CORP	05/10/17	ADAMS			2017000055710	T1S R67W	0.1992	0.1992	0.0996
								SEC 28: BLOCK 1, LOT 3 OF THE VILLAGES AT
								RIVERDALE FILING #2

100281	ROBERT J COLEMAN AND ASHLEY D COLEMAN, AS JOINT TENANTS	PETROSHARE CORP	04/28/17	ADAMS			2017000055720	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 6, LOT 25 OF THE VILLAGES AT
								RIVERDALE FILING #1

100282	MICHAEL R ENGLISH AND SHELLEY ADEL ENGLISH, AS JOINT TENANTS	PETROSHARE CORP	05/02/17	ADAMS			2017000055717	T1S R67W	0.2082	0.2082	0.1041
								SEC 28: BLOCK 5, LOT 16 OF THE VILLAGES AT
								RIVERDALE FILING #3

100283	JAMES J WITT AND LYNNE F WITT AS JOINT TENANTS	PETROSHARE CORP	05/30/17	ADAMS			2017000055714	T1S R67W	0.1791	0.1791	0.0896
								SEC 28: BLOCK 10, LOT 8 OF THE VILLAGES AT
								RIVERDALE FILING #3

100284	HEATHER M LONG	PETROSHARE CORP	05/30/17	ADAMS			2017000055712	T1S R67W	0.2283	0.2283	0.1142
								SEC 28: BLOCK 3, LOT 9 OF THE VILLAGES AT
								RIVERDALE FILING #2

100285	RODNEY A EVANS, A TENANT IN SEVERALTY	PETROSHARE CORP	05/30/17	ADAMS			2017000055721	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 5, LOT 11 OF THE VILLAGES AT
								RIVERDALE FILING #1

100286	KENNETH WILLIAMS AND KAREN WILLIAMS, AS JOINT TENANTS	PETROSHARE CORP	05/30/17	ADAMS			2017000055716	T1S R67W	0.1722	0.1722	0.0861
								SEC 28: BLOCK 1, LOT 26 OF THE VILLAGES AT
								RIVERDALE FILING #1

100287	WARLENE ALVAREZ	PETROSHARE CORP	05/30/17	ADAMS			2017000055722	T1S R67W	0.2004	0.2004	0.1002
								SEC 28: BLOCK 10, LOT 6 OF THE VILLAGES AT
								RIVERDALE FILING #3

100288	DWIGHT L FORTSON AND GAIL S FORTSON, AS JOINT TENANTS	PETROSHARE CORP	05/02/17	ADAMS			2017000055711	T1S R67W	0.1860	0.1860	0.0930
								SEC 28: BLOCK 5, LOT 5 OF THE VILLAGES AT
								RIVERDALE FILING #3

100289	KEITH MCNAIL AND KATHRYN M MCNAIL, AS JOINT TENANTS	PETROSHARE CORP	05/02/17	ADAMS			2017000055715	T1S R67W	0.2245	0.2245	0.1123
								SEC 28: BLOCK 10, LOT 11 OF THE VILLAGES AT
								RIVERDALE FILING #3

100290	JOHN P HOGG AND PAULA M HOGG, AS JOINT TENANTS	PETROSHARE CORP	05/30/17	ADAMS			2017000057591	T1S R67W	0.2009	0.2009	0.1004
								SEC 28: BLOCK 3, LOT 8A OF THE VILLAGES AT
								RIVERDALE FILING #2, AMENDMENT #1

36

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100291	JASON M WALLACE AND EMILY M WALLACE, AS JOINT TENANTS	PETROSHARE CORP	05/02/17	ADAMS			2017000057590	T1S R67W	0.2531	0.2531	0.1265
								SEC 28: BLOCK 4, LOT 9 OF THE VILLAGES AT
								RIVERDALE FILING #3

100292	CHANG W LEE AND KYUNG S LEE AND KISUN LEE AND LINDA S LEE, AS JOINT TENANTS	PETROSHARE CORP	05/30/17	ADAMS			2017000057587	T1S R67W	0.2914	0.2914	0.1457
								SEC 28: BLOCK 1, LOT 14 OF THE VILLAGES AT
								RIVERDALE FILING #1

100293	SALVATORE DISALLE AND MELITA J DISALLE, AS JOINT TENANTS	PETROSHARE CORP	07/26/17	ADAMS			2017000068990	T1S R67W	0.4229	0.4229	0.2114
								SEC 28: BLOCK 9, LOT 9 OF THE VILLAGES AT
								RIVERDALE FILING #2

100294	DEAN RUSSELL MAGNUSON	PETROSHARE CORP	06/21/17	ADAMS			2017000057588	T1S R67W	0.3992	0.3992	0.1996
								SEC 28: BLOCK 3, LOT 10 OF THE VILLAGES AT
								RIVERDALE FILING #1

100295	JASON GARNER AND MELISSA GARNER, AS JOINT TENANTS	PETROSHARE CORP	05/30/17	ADAMS			2017000057589	T1S R67W	0.1791	0.1791	0.0896
								SEC 28: BLOCK 3, LOT 6 OF THE VILLAGES AT
								RIVERDALE FILING #2

100296	STEVEN MEEHAN AND BEATRIZ L MEEHAN, AS JOINT TENANTS	PETROSHARE CORP	06/21/17	ADAMS			2017000057593	T1S R67W	0.1865	0.1865	0.0932
								SEC 28: BLOCK 4, LOT 6 OF THE VILLAGES AT
								RIVERDALE FILING #1

100297	BRIANNE M HOGUE AND CHRISTOPHER M HOGUE, AS JOINT TENANTS	PETROSHARE CORP	05/02/17	ADAMS			2017000057586	T1S R67W	0.2019	0.2019	0.1009
								SEC 28: BLOCK 5, LOT 13 OF THE VILLAGES AT
								RIVERDALE FILING #3

100298	MATTHEW DUNSCOMB AND KATHRYN DUNSCOMB, AS JOINT TENANTS	PETROSHARE CORP	05/02/17	ADAMS			2017000057592	T1S R67W	0.2082	0.2082	0.1041
								SEC 28: BLOCK 5, LOT 15 OF THE VILLAGES AT
								RIVERDALE FILING #3

100299	JASON BERSANO AND JILL BERSANO	PETROSHARE CORP	02/07/17	ADAMS			2017000068138	T1S R67W	0.1815	0.1815	0.0907
								SEC 28: BLOCK 5, LOT 9 OF THE VILLAGES AT
								RIVERDALE FILING #1

100300	AMY STRATTON	PETROSHARE CORP	05/30/17	ADAMS			2017000068134	T1S R67W	0.4370	0.4370	0.2185
								SEC 28: BLOCK 2, LOT 3 OF THE VILLAGES AT
								RIVERDALE FILING #2

100301	ANGELA R ALVARADO AND ANDREW ALVARADO	PETROSHARE CORP	06/21/17	ADAMS			2017000068135	T1S R67W	0.2081	0.2081	0.1041
								SEC 28: BLOCK 1, LOT 11 OF THE VILLAGES AT
								RIVERDALE FILING #1

100302	SARAH SHEPHARD MCCARTNEY AND ANDREW MCCARTNEY	PETROSHARE CORP	06/21/17	ADAMS			2017000068140	T1S R67W	0.1795	0.1795	0.0897
								SEC 28: BLOCK 6, LOT 1 OF THE VILLAGES AT
								RIVERDALE FILING #3

100303	MADDHOUSE LLC	PETROSHARE CORP	06/21/17	ADAMS			2017000068139	T1S R67W	0.2904	0.2904	0.1452
								SEC 28: BLOCK 5, LOT 6 OF THE VILLAGES AT
								RIVERDALE FILING #3

37

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100304	BRETT HENDERSON	PETROSHARE CORP	07/26/17	ADAMS			2017000068136	T1S R67W	0.1744	0.1744	0.0872
								SEC 28: BLOCK 3, LOT 4 OF THE VILLAGES AT
								RIVERDALE FILING #1

100305	TANGUY GORE AND DELPHINE GORE	PETROSHARE CORP	06/26/17	ADAMS			20017000068449	T1S R67W	0.1819	0.1819	0.0910
								SEC 28: BLOCK 1, LOT 27 OF THE VILLAGES AT
								RIVERDALE FILING #1

100306	DANEYA D ROMERO AND ARRAN H FAIRFIELD	PETROSHARE CORP	07/26/17	ADAMS			2017000068446	T1S R67W	0.2114	0.2114	0.1057
								SEC 28: BLOCK 1, LOT 14A OF THE VILLAGES AT
								RIVERDALE FILING #3, AMENDMENT #1

100307	ERIC ALLEN CARRICO AND PATRICIA LYNN CARRICO, AS JOINT TENANTS	PETROSHARE CORP	03/26/17	ADAMS			2017000049832	T1S R67W	0.6664	0.6664	0.3332
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								2, BLOCK 6, LOT 3

100308	SCOTT STANTON AND DEBBIE STANTON, JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000048599	T1S R67W	1.0863	1.0863	0.5432
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 11, LOT 4

100309	MATTHEW J CARTWRIGHT AND DIANE L CARTWRIGHT, JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000048602	T1S R67W	1.0553	1.0553	0.5276
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 13, LOT 9

100310	KNUDSEN FAMILY TRUST DATED 8/30/96	PETROSHARE CORP	04/03/17	ADAMS			2017000045376	T1S R67W	1.0812	1.0812	0.5406
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 13, LOT 4

100311	DAVID YOUNG AND DENISE YOUNG, JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000052871	T1S R67W	1.2707	1.2707	0.6353
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 3, LOT 3

100312	CAROL ANNE AHRENS AND SEAN PATRICK AHRENS, JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000045402	T1S R67W	1.3224	1.3224	0.6612
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 1, LOT 1

100313	DALE R ALGRIM II AND DIONE S ALGRIM, JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000048589	T1S R67W	1.1041	1.1041	0.5521
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 4, LOT 3

100314	DOUGLAS J ENRIGHT AND LUCINDA M FERNANDEZ, AS JOINT TENANTS	PETROSHARE CORP	04/21/17	ADAMS			2017000048598	T1S R67W	1.5576	1.5576	0.7788
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								7, BLOCK 3, LOT 4A

100315	DOUGLAS L VUNDER AND DIXIE VUNDER, JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000048612	T1S R67W	0.5358	0.5358	0.2679
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								2, BLOCK 6, LOT 22

100316	ROGER L GEER AND LINDA L GEER, AS JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000048603	T1S R67W	1.2472	1.2472	0.6236
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT

38

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								1, BLOCK 2, LOT 11

100317	DOUGLAS J SPICER, TRUSTEE OF THE DOUGLAS J SPICER REVOCABLE TRUST AND LOIS JEAN SPICER, TRUSTEE OF THE LOIS JEAN SPICER REVOCABLE TRUST	PETROSHARE CORP	04/14/17	ADAMS			2017000048605	T1S R67W	1.1513	1.1513	0.5756
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 2, LOT 6

100318	STEVEN DANIEL WOLFE AND LORI ELIZABETH WOLFE, JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000048607	T1S R67W	1.2780	1.2780	0.6390
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 5, LOT 1

100319	ROBERT E CASEY AS TRUSTEE OF THE ROBERT E CASEY REVOCABLE TRUST, UTA 11/06/2015; ROBERT E CASEY AS TRUSTEE OF THE LINDA C CASEY REVOCABLE TRUST, UTA 11/06/2015; LINDA C CASEY AS TRUSTEE OF THE ROBERT E CASEY REVOCABLE TRUST, UTA 11/06/2015; AND LINDA C CASEY AS TRUSTEE OF THE LINDA C CASEY REVOCABLE TRUST, UTA 11/06/2015	PETROSHARE CORP	04/21/17	ADAMS			2017000048594	T1S R67W	1.1049	1.1049	0.5524
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								7, BLOCK 3, LOT 5A

100320	TOM C MOSCHETTI, A SINGLE MAN	PETROSHARE CORP	04/14/17	ADAMS			2017000045383	T1S R67W	0.7890	0.7890	0.3945
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								2, BLOCK 6, LOT 17

100321	GLENN J GLASSER, TRUSTEE OF THE GLENN J GLASSER TRUST DATED 10/28/15 AND PAMELA N GLASSER, TRUSTEE OF THE PAMELA N GLASSER TRUST DATED 10/28/15, EQUALLY AS TENANTS IN COMMON	PETROSHARE CORP	04/28/17	ADAMS			2017000059386	T1S R67W	0.8087	0.8087	0.4043
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								2, BLOCK 7, LOT 5

100322	ERNESTO AVENA AND LAZARO BAROCIO, JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000048608	T1S R67W	0.6537	0.6537	0.3268
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								2, BLOCK 6, LOT 16

100323	JOEL SCHWARTZ AND DORIS SCHWARTZ, JOINT TENANTS	PETROSHARE CORP	04/20/17	ADAMS			2017000049269	T1S R67W	1.5002	1.5002	0.7501
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								4, BLOCK 6, LOT 24A

100324	MARK A BROSS, AS TRUSTEE OF THE MARK A BROSS TRUST AND PATRICIA ANN BROSS, AS TRUSTEE OF THE PATRICIA ANN BROSS TRUST	PETROSHARE CORP	04/14/17	ADAMS			2017000048592	T1S R67W	1.0739	1.0739	0.5370
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 1, LOT 5

100325	SUSAN L MCCORMICK, A MARRIED WOMAN	PETROSHARE CORP	04/14/17	ADAMS			2017000048601	T1S R67W	1.3517	1.3517	0.6758
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 3, LOT 8

100326	KEITH KOHTZ AND TANYA KOHTZ	PETROSHARE CORP	04/21/17	ADAMS			2017000048593	T1S R67W	1.2422	1.2422	0.6211
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 11, LOT 1

100327	BEVERLY OTTEN	PETROSHARE CORP	04/14/17	ADAMS			2017000046495	T1S R67W	1.1070	1.1070	0.5535

39

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 3, LOT 2

100328	CHRIS BUTLER AND TONI BUTLER, JOINT TENANTS	PETROSHARE CORP	04/21/17	ADAMS			2017000045380	T1S R67W	0.5763	0.5763	0.2882
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								2, BLOCK 8, LOT 5

100329	CRAIG W WILHOYTE AND DEBRA K BABB, JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000045395	T1S R67W	1.1383	1.1383	0.5692
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 1, LOT 4

100330	GEOFFREY M LEOPOLD AND TARA LEIGH LEOPOLD, JOINT TENANTS	PETROSHARE CORP	04/27/17	ADAMS			2017000045373	T1S R67W	1.2858	1.2858	0.6429
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 13, LOT 3

100331	JAMES A BRIX AND ERICA A BRIX, JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000045389	T1S R67W	0.8223	0.8223	0.4112
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								2, BLOCK 6, LOT 8

100332	JOHN G BALLMAN AND DEBORAH A BALLMAN, JOINT TENANTS	PETROSHARE CORP	04/21/17	ADAMS			2017000045377	T1S R67W	1.2947	1.2947	0.6473
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 9, LOT 1

100333	JOHN HOFMANN AND JESSICA HOFMANN, JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000045427	T1S R67W	1.0892	1.0892	0.5446
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 4, LOT 1

100334	MICHAEL J DEMATTEE AND KELLY J DEMATTEE, JOINT TENANTS	PETROSHARE CORP	05/01/17	ADAMS			2017000045394	T1S R67W	0.7734	0.7734	0.3867
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								2, BLOCK 6, LOT1

100335	MOHANA GOPALAKRISHNA AND SUPRIVA UMADEVI, AS JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000045398	T1S R67W	1.0285	1.0285	0.5142
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 2, LOT 8

100336	RICHARD D WHITE AND LINDA M WHITE, JOINT TENANTS	PETROSHARE CORP	05/01/17	ADAMS			2017000045382	T1S R67W	0.6365	0.6365	0.3182
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								6, BLOCK 8, LOT 2B

100337	SEYED H KALANTAR AND MAHASTI KALANTAR, JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000045400	T1S R67W	1.2090	1.2090	0.6045
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 1, LOT 2

100338	WAYNE L SUMMONS	PETROSHARE CORP	04/28/17	ADAMS			2017000045396	T1S R67W	1.1012	1.1012	0.5506
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 3, LOT 7

100339	GREGORY D SCHRINER AND MINDY E SCHRINER, JOINT TENANTS	PETROSHARE CORP	04/24/17	ADAMS			2017000046659	T1S R67W	1.2452	1.2452	0.6226
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 9, LOT 5

40

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100340	DOUGLAS D NEDVED, A TENANT IN SEVERALTY	PETROSHARE CORP	04/14/17	ADAMS			2017000045387	T1S R67W	1.0955	1.0955	0.5477
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 2, LOT 5

100341	JAMES R FRITZ AND SHEILA K FRITZ, AS JOINT TENANTS	PETROSHARE CORP	05/03/17	ADAMS			2017000045388	T1S R67W	1.2701	1.2701	0.6351
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								2, BLOCK 1, LOT 6

100342	JASON CURTIS AND STEFANIE CURTIS, AS JOINT TENANTS	PETROSHARE CORP	04/28/17	ADAMS			2017000045378	T1S R67W	1.2449	1.2449	0.6224
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 11, LOT 3

100343	JOHN F AND STACY R SILVA, JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000045391	T1S R67W	0.6693	0.6693	0.3347
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								2, BLOCK 6, LOT 6

100344	JUDY K TERRANOVA	PETROSHARE CORP	05/04/17	ADAMS			2017000045386	T1S R67W	0.8022	0.8022	0.4011
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								2, BLOCK 6, LOT 13

100345	WADE BALLIET AND MICHELLE BALLIET, AS JOINT TENANTS	PETROSHARE CORP	05/04/17	ADAMS			2017000045392	T1S R67W	0.9737	0.9737	0.4869
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								2, BLOCK 6, LOT 4

100346	VICTOR A DOMENICO AND MONICA A DOMENICO, JOINT TENANTS	PETROSHARE CORP	04/26/17	ADAMS			2017000048611	T1S R67W	1.8622	1.8622	0.9311
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								5, BLOCK 7, LOT 1A

100347	KURT LUDWIG ZUGER, TRUSTEE OF THE KURT AND MARCIA ZUGER FAMILY TRUST DATED 07/16/02 AND MARCIA JEAN ZUGER, TRUSTEE OF THE KURT AND MARCIA ZUGER FAMILY TRUST DATED 07/16/02	PETROSHARE CORP	05/08/17	ADAMS			2017000046660	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 2, BLOCK 6, LOT 11	0.6113	0.6113	0.3056

100348	ALBERT KENDRICK AND JENNIFER KENDRICK, JOINT TENANTS	PETROSHARE CORP	04/21/17	ADAMS			2017000048595	T1S R67W	1.4464	1.4464	0.7232
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 9, LOT 2

100349	DARREL RAY WILMOTH AND BARBARA JANEL WILMOTH, JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000049433	T1S R67W	0.8001	0.8001	0.4001
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								2, BLOCK 6, LOT 15

100350	ARTURO RODRIGUEZ CANO	PETROSHARE CORP	04/24/17	ADAMS			2017000048604	T1S R67W	1.0955	1.0955	0.5477
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 10, LOT 2

100351	JEFFREY W BARR AND PAMELA J BARR, JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000045390	T1S R67W	0.6690	0.6690	0.3345
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								2, BLOCK 6, LOT 7

100352	JERRY ARAGON AND DANETTE ARAGON, AS JOINT TENANTS	PETROSHARE CORP	05/08/17	ADAMS			2017000045375	T1S R67W	1.2016	1.2016	0.6008
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT

41

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

								1, BLOCK 11, LOT 6

100353	JOANNE H LEE	PETROSHARE CORP	04/28/17	ADAMS			2017000045397	T1S R67W	1.2934	1.2934	0.6467
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 2, LOT 9

100354	RUSSELL N WATTERSON, TRUSTEE OF THE NILA J WATTERSON DECLARATION OF TRUST, DATED 4/18/05	PETROSHARE CORP	04/21/17	ADAMS			2017000045401	T1S R67W	1.0637	1.0637	0.5319
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 2, LOT 4

100355	JUAN RODRIGUEZ, TRUSTEE OF THE JUAN AND JOANN RODRIGUEZ LIVING TRUST DATED 4/24/13 AND JOANN RODRGIUEZ, TRUSTEE OF THE JUAN AND JOANN RODRIGUEZ LIVING TRUST DATED 4/24/13	PETROSHARE CORP	04/21/17	ADAMS			2017000045385	T1S R67W	0.9778	0.9778	0.4889
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								2, BLOCK 7, LOT 8

100356	MARK CLINTON GUNN AND JENNIFER MARIE GUNN, AS JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000048600	T1S R67W	1.0848	1.0848	0.5424
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 2, LOT 13

100357	P NICOLE NELSON	PETROSHARE CORP	04/14/17	ADAMS			2017000048606	T1S R67W	1.2770	1.2770	0.6385
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 4, LOT 4

100358	MICHAEL C TSOU	PETROSHARE CORP	05/01/17	ADAMS			2017000045393	T1S R67W	0.6900	0.6900	0.3450
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								2, BLOCK 6, LOT 2

100359	CHIP L BEAN AND SUSAN L BEAN, AS JOINT TENANTS	PETROSHARE CORP	04/21/17	ADAMS			2017000045372	T1S R67W	1.0248	1.0248	0.5124
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 13, LOT 7

100360	DOUGLAS ROBERTS AND TINA ROBERTS, JOINT TENANTS	PETROSHARE CORP	04/24/17	ADAMS			2017000045426	T1S R67W	1.2562	1.2562	0.6281
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 10, LOT 3

100361	EISSA HIZHLEY AND SANDRA K HIZHLEY, JOINT TENANTS	PETROSHARE CORP	04/21/17	ADAMS			2017000045379	T1S R67W	0.7887	0.7887	0.3943
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								3, BLOCK 8, LOT 3A

100362	LAWRENCE L LIGON AND SUSAN J DAVIS, AS JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000045399	T1S R67W	1.3071	1.3071	0.6535
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 2, LOT 7

100363	GHAZANFAR KHAN	PETROSHARE CORP	04/21/17	ADAMS			2017000045374	T1S R67W	1.0934	1.0934	0.5467
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								1, BLOCK 12, LOT 1

100364	JOSE LAGUNA AND PAULINA LAGUNA, JOINT TENANTS	PETROSHARE CORP	04/20/17	ADAMS			2017000045384	T1S R67W	0.7620	0.7620	0.3810
								SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT
								2, BLOCK 7, LOT 7

42

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100365	WILLIAM A WHITE AND SHERRYE D WHITE, JOINT TENANTS	PETROSHARE CORP	04/24/17	ADAMS			2017000045371	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 1, BLOCK 13, LOT 10	1.2387	1.2387	0.6193

100366	WILLIAM R PERSICHETTE JR AND VALERIE PERSICHETTE, AS JOINT TENANTS	PETROSHARE CORP	04/21/17	ADAMS			2017000045370	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 1, BLOCK 13, LOT 8	1.1120	1.1120	0.5560

100367	ROBERT R FEIS AND MALINDA M FEIS, JOINT TENANTS	PETROSHARE CORP	05/01/17	ADAMS			2017000046496	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 3, BLOCK 8, LOT 1A	0.7914	0.7914	0.3957

100368	JUDITH A GIAMPIERI, TRUSTEE OF THE JUDITH A GIAMPIERI TRUST	PETROSHARE CORP	06/01/17	ADAMS			2017000050798	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 1, BLOCK 13, LOT 1	1.1606	1.1606	0.5803

100369	NOEL PORTILLO	PETROSHARE CORP	06/09/17	ADAMS			2017000050797	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 2, BLOCK 6, LOT 14	0.6837	0.6837	0.3418

100370	EDWIN E OLIVAS AND BRENDA Y RODRIGUEZ, JOINT TENANTS	PETROSHARE CORP	06/12/17	ADAMS			2017000050800	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 6, BLOCK 14, LOT 5A	1.0930	1.0930	0.5465

100371	LANCE R TOEPPER AND JULIE A TOEPPER, JOINT TENANTS	PETROSHARE CORP	04/14/17	ADAMS			2017000055153	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 2, BLOCK 6, LOT 10	0.5601	0.5601	0.2801

100372	COLE H GAUGER AND KIMBERLY J GAUGER, JOINT TENANTS	PETROSHARE CORP	06/12/17	ADAMS			2017000055655	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 2, BLOCK 8, LOT 6	0.5708	0.5708	0.2854

100373	FERNANDO CORRALES AND LORENA CORRALES, JOINT TENANTS	PETROSHARE CORP	06/06/17	ADAMS			2017000059038	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 2, BLOCK 7, LOT 3	0.6766	0.6766	0.3383

100374	JIM BRADY AND LEANN BRADY, AS JOINT TENANTS	PETROSHARE CORP	07/10/17	ADAMS			2017000064997	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 1, BLOCK 3, LOT 1	1.2878	1.2878	0.6439

100375	JORGE ESCALERA AND MARGARITA ESCALERA, JOINT TENANTS	PETROSHARE CORP	07/06/17	ADAMS			2017000065000	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 1, BLOCK 1, LOT 3	1.1112	1.1112	0.5556

100376	ANDREW GONZALES AND JEAN GONZALES, JOINT TENANTS	PETROSHARE CORP	06/29/17	ADAMS			2017000065063	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 2, BLOCK 6, LOT 9	0.6579	0.6579	0.3290

100377	STEVEN D NORTON JR AND CRISTAL K NORTON, AS JOINT TENANTS	PETROSHARE CORP	07/12/17	ADAMS			2017000068823	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 2, BLOCK 6, LOT 19	0.5660	0.5660	0.2830

43

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100378	HOLLY OSGOOD	PETROSHARE CORP	06/13/17	ADAMS			2017000068137	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 2, BLOCK 13, LOT 2	1.2461	1.2461	0.6230

100379	JEFFREY ALAN STINNETT AND LAURA ERIN STINNETT, JOINT TENANTS	PETROSHARE CORP	06/20/17	ADAMS			2017000062262	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 1, BLOCK 11, LOT 2	1.0546	1.0546	0.5273

100380	DANIEL R SATRIANA, JR	PETROSHARE CORP	04/14/17	ADAMS			2017000062476	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 1, BLOCK 5, LOT 2	1.2713	1.2713	0.6357

100381	DONALD L SHRIVER AND JANICE E SHIVER, AS JOINT TENANTS	PETROSHARE CORP	07/20/17	ADAMS			2017000066519	T2S R66W SEC 2: E2E2SWSE	10.0000	10.0000	5.0000

100382A	ROBERT J YOUNGER	PETROSHARE CORP	08/08/17	ADAMS			2017000080552	T2S R66W SEC 2: S2N2NESE AND SEC 2: SHADY TREES SUBDIVISION BLOCK 2	20.0000	10.0000	5.0000

100382B	MERLE D LEE	PETROSHARE CORP	08/31/17	ADAMS			2017000080144	T2S R66W SEC 2: SHADY TREES SUBDIVISION BLOCK 2	10.0000	5.0000	2.5000

100382C	ROBERT E DAVIS	PETROSHARE CORP	08/10/17	ADAMS			2017000080133	T2S R66W SEC 2: S2N2NESE	10.0000	5.0000	2.5000

100384	ART L POLLARD	PETROSHARE CORP	08/10/17	ADAMS			2017000080139	T2S R66W SEC 2: LOT 1, KURTZ TRACT	5.0000	5.0000	2.5000

100385	J C KOPECKY	PETROSHARE CORP	08/10/17	ADAMS			2017000080131	T2S R66W SEC 2: N2NENESE	10.0000	10.0000	5.0000

100387	SHIRLEY STRAWMIER	PETROSHARE CORP	08/10/17	ADAMS			2017000080140	T2S R66W SEC 2: A PORTION OF THE SE BEING ALBECK SUBDIVISION LOT 1	5.0000	5.0000	2.5000

100388	JUAN PEREZ-GUTIERREZ	PETROSHARE CORP	08/10/17	ADAMS			2017000080130	T2S R66W SEC 2: A SECTION OF THE SE BEING KURTZ TRACT LOT 2	5.0000	5.0000	2.5000

100389	JOE L BAKER AND SHARLENE K BAKER, JOINT TENANTS	PETROSHARE CORP	08/08/17	ADAMS			2017000080132	T2S R66W SEC 2: LOT 1, CHAPMAN TRACT NO 2	5.0000	5.0000	2.5000

100390	DALE J QUILLEN TRUSTEE AND ELSIE M QUILLEN TRUSTEE OF THE QUILLEN FAMILY TRUST DATED APRIL 20, 2011	PETROSHARE CORP	08/10/17	ADAMS			2017000080499	T2S R66W SEC 2: A PORTION OF THE E2W2SWSE METES AND BOUNDS PARCEL MORE PARTICULARLY DESCRIBED IN THE LEASE	4.1330	4.1330	2.0665

100391	JONATHAN QUILLEN AND BRENNA QUILLEN, AS JOINT TENANTS	PETROSHARE CORP	08/10/17	ADAMS			2017000080134	T2S R66W SEC 2: E2W2SWSE, EXCEPT A METES AND BOUNDS PARCEL MORE PARTICULARLY DESCRIBED IN THE LEASE	5.9346	5.9346	2.9673

44

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100392	KENNETH QUILLEN AND PAMELA QUILLEN, AS JOINT TENANTS	PETROSHARE CORP	08/10/17	ADAMS			2017000080135	T2S R66W SEC 2: E2W2W2SWSE	5.0344	5.0344	2.5172

100393A	HASSAN SAM NEKOUIE	PETROSHARE CORP	08/08/17	ADAMS			2017000087574	T2S R66W SEC 2: S2NWSE	20.0000	13.3333	6.6666

100393B	TROY A EID	PETROSHARE CORP	08/08/17	ADAMS			2017000087575	T2S R66W SEC 2: S2NWSE	20.0000	6.6667	3.3333

100394	CAROLYN SUE DAVIS AND ROBERT GLENN GOLLIHER, JOINT TENANTS	PETROSHARE CORP	08/08/17	ADAMS			2017000080138	T2S R66W SEC 2: BLOCK 1 SHADY TREES SUBDIVISION	10.0000	10.0000	0.5000

100395	HOWARD L JONES	PETROSHARE CORP	08/29/17	ADAMS			2017000089092	T2S R66W SEC 2: A PORTION OF THE SE BEING CHAPMAN TRACT NO 2 LOT 2	5.0000	5.0000	2.5000

100397	BEN L MORAN	PETROSHARE CORP	09/01/17	ADAMS			2017000080143	T2S R66W SEC 2: A PORTION OF THE SE BEING LOTS 1, 2, 3, 4, 2A, 3A, 4A AND 3B OF CHAPMAN TRACT NO 1	2.5000	2.5000	1.2500

100398	KENNETH W FINLEY, TRUSTEE OF THE KENNETH W AND PATRICIA A FINLEY TRUST DATED 09-20-2002	PETROSHARE CORP	09/06/17	ADAMS			2017000096715	T2S R66W SEC 2: E2W2SESE	10.3670	10.3670	5.1835

100400	JORGE MARTINEZ AND EDITH MELENDEZ	PETROSHARE CORP	09/19/17	ADAMS			2017000086714	T1S R67W SEC 28: GLENEAGLE ESTATES SUBDIVISION, AMENDMENT 2, BLOCK 7, LOT 6	0.8251	0.8251	0.4125

100401	MARY PAULINE QUINBY, A/K/A MARY P QUINBY, A/K/A M PAULINE QUINBY	PETROSHARE CORP	08/25/17	ADAMS			2017000086407	T2S R66W SEC 2: S2E2E2SESE	5.0300	5.0300	2.5150

100402	WILLIAM R DALKE	PETROSHARE CORP	05/02/17	ADAMS			2017000093481	T1S R67W SEC 28: BLOCK 4, LOT 3 OF THE VILLAGES AT RIVERDALE FILING #3	0.1943	0.1943	0.0972

100403	KENNETH W FINLEY, WIDOWER AND THE SURVIVING JOINT TENANT OF PATRICIA A FINLEY	PETROSHARE CORP	09/06/17	ADAMS			2017000086419	T2S R66W SEC 2: E2W2W2SESE	5.0000	5.0000	2.5000

100404	RYAN M DANTINO AND KERRI L DANTINO, AS JOINT TENANTS	PETROSHARE CORP	11/02/17	ADAMS			2017000098777	T1S R67W SEC 28: BLOCK 3, LOT 6 OF THE VILLAGES AT RIVERDALE FILING #1	0.1933	0.1933	0.0966

100405	CHRISTOPHER R ANDREGG AND JAMI ANDREGG F/K/A JAMI SEVERANCE, AS JOINT TENANTS	PETROSHARE CORP	11/02/17	ADAMS			2017000098776	T1S R67W SEC 28: BLOCK 2, LOT 10A OF THE VILLAGES AT RIVERDALE FILING #3, AMENDMENT #1	0.2089	0.2089	0.1045

100406	EVA E TOEDTLI, BY MARK W TOEDTLI ATTORNEY IN FACT	PETROSHARE CORP	10/31/17	ADAMS			2018000002803	T2S R66W SEC 2: W2W2W2SWSE	5.0000	2.5000	1.2500

100407	DEBRA K YOUNG	PETROSHARE CORP	11/01/17	ADAMS			2017000104731	T1S R67W SEC 28: BLOCK 6, LOT 5 OF THE VILLAGES AT RIVERDALE FILING 3	0.1793	0.1793	0.0896

45

Lease	Lessor Name	Lessee Name	Eff Date	Rec County	Book	Page	Entry	Legal Description	Gross Acres	Net Acres	PSC Net Acres

100408	ANDREW J BARGA AND REBECCA BARGA, AS JOINT TENANTS	PETROSHARE CORP	10/23/17	ADAMS			2017000105259	T1S R67W SEC 28: BLOCK 9, LOT 3 OF THE VILLAGES AT RIVERDALE FILING #2, AMENDMENT #0	0.2400	0.2400	0.1200

100409	STATE CO 70/8160-S	PAN AMERICAN PETROLEUM CORPORATION	06/02/70	ADAMS	1974	711	68588	T2S R66W SEC 16: SWNE, NESW, N2SE, SWSE	200.0000	0.0000	0.0000

100410	UNION PACIFIC RESOURCES COMPANY	ENERGY MINERALS CORPORATION	03/24/92	ADAMS			B1075551	T1S R65W SEC 9: SE (LIMITED TO DEPTHS FROM THE SURFACE OF THE EARTH TO 8154’ SUB SURFACE)	160.0000	160.0000	56.0000

100411	AMOCO PRODUCTION COMPANY	CHAMPLIN PETROLEUM COMPANY	05/24/72	ADAMS			969029	T1S R65W SEC 17: NW	160.0000	160.0000	56.0000

100412	JOSEPH A MURRAY	MID-CONTINENT ENERGY, LLC	01/27/17	ADAMS			2017000008279	T1S R66W SEC 17: W2SWSE	20.0000	20.0000	7.5000

100413	ED JORDAN AND JULIE A JORDAN, AS JOINT TENANTS	MORNING GUN EXPLORATION LLC	05/08/17	WELD			4316511	T7N R63W SEC 24: W2NW, LESS A TRACT OF LAND BEING THE EASTERLY 200 FEET OF THE SOUTHERLY 400 FEET OF THE W2NW; ALSO A TRACT OF LAND BEING THE WESTERLY 200 FEET OF THE NORTHERLY 400 FEET OF THE E2NW	80.0000	40.0000	20.0000

100414	NEW DIRECTION IRA FBO JULIE A JORDAN IRA 05070772	MORNING GUN EXPLORATION LLC	05/08/17	WELD			4316510	T7N R63W SEC 24: THAT PART OF THE E2NW AS MORE PARTICULARLY DESCRIBED IN THE LEASE	80.0000	80.0000	40.0000

100415	LARS T ROESCH AND SYLVIA ROESCH, HUSBAND AND WIFE	MORNING GUN EXPLORATION LLC	04/28/17	WELD			4312247	T7N R63W SEC 14: N2	320.0000	320.0000	160.0000

46

			Surface
Well Name	API #	County	Twp	Rng	Sec	Loc	Operator
ABBOTT LANDS #21-35	05-123-11459	WELD	1N	64W	35	NENW	PETROSHARE CORP
ABBOTT LANDS #3	05-123-11147	WELD	1N	64W	35	SWNW	PETROSHARE CORP
AMBUSH 13-22	05-001-09092	ADAMS	2S	64W	22	NWSW	PETROSHARE CORP
AMBUSH 23-22	05-001-09052	ADAMS	2S	64W	22	NESW	PETROSHARE CORP
AMBUSH 24-22	05-001-09106	ADAMS	2S	64W	22	SESW	PETROSHARE CORP
AMBUSH 31-22 N/C	05-001-09126	ADAMS	2S	64W	22	NWNE	HRM RESOURCES II LLC
AMBUSH 34-22	05-001-09070	ADAMS	2S	64W	22	SWSE	PETROSHARE CORP
AMBUSH 44-22	05-001-09072	ADAMS	2S	64W	22	SESE	PETROSHARE CORP
AMOCO STATE 41-16	05-001-09558	ADAMS	1S	65W	16	NENE	PETROSHARE CORP
AMOCO STATE 42-16	05-001-08669	ADAMS	1S	65W	16	SENE	PETROSHARE CORP
AMOCO STATE 43-16	05-001-08703	ADAMS	1S	65W	16	NESE	PETROSHARE CORP
ANTELOPE FARMS 23-27	05-001-08697	ADAMS	2S	63W	27	NESW	PETROSHARE CORP
BEISEL 42-1	05-001-09293	ADAMS	1S	68W	1	SENE	PETROSHARE CORP
BRADBURY A-1	05-001-08138	ADAMS	2S	60W	13	NWNW	PETROSHARE CORP
BREDEHOFT 13-6	05-001-09291	ADAMS	1S	67W	6	NWSW	PETROSHARE CORP
BRIGHTON LAKES 20-17-1NAH	05-001-10087	ADAMS	1S	66W	20	SESW	PETROSHARE CORP
BRIGHTON LAKES 20-17-1NBH	05-001-10086	ADAMS	1S	66W	20	SESW	PETROSHARE CORP
BRIGHTON LAKES 20-17-1NBH	05-001-10086	ADAMS	1S	66W	20	SESW	PETROSHARE CORP
BRIGHTON LAKES 20-17-2CDH	05-001-10084	ADAMS	1S	66W	20	SESW	PETROSHARE CORP
BRIGHTON LAKES 20-17-2NBH	05-001-10085	ADAMS	1S	66W	20	SESW	PETROSHARE CORP
BRIGHTON LAKES 20-17-2NCH	05-001-10089	ADAMS	1S	66W	20	SESW	PETROSHARE CORP
BRIGHTON LAKES 20-17-3NBH	05-001-10088	ADAMS	1S	66W	20	SESW	PETROSHARE CORP
BRNAK 33-31	05-123-11906	WELD	1N	63W	31	NWSE	PETROSHARE CORP
BRUCHEZ 1	05-005-06531	ARAPAHOE	4S	63W	35	NWSE	PETROSHARE CORP
CARLSON 12-18 N/C	05-001-09709	ADAMS	1S	67W	18	SWNW	GREAT WESTERN OPERATING COMPANY LLC
CHAPMAN 1	05-001-07810	ADAMS	1S	64W	28	NWSE	PETROSHARE CORP
COMPTON 34-27	05-001-08733	ADAMS	2S	63W	27	SWSE	PETROSHARE CORP
CORCILIUS 6E-203	05-001-09916	ADAMS	1S	67W	6	NWNW	PETROSHARE CORP

CORCILIUS 6E-223	05-001-09919	ADAMS	1S	67W	6	NWNW	PETROSHARE CORP
CORCILIUS 6E-323	05-001-09914	ADAMS	1S	67W	6	NWNW	PETROSHARE CORP
CORCILIUS 6J-203	05-001-09920	ADAMS	1S	67W	6	NWNW	PETROSHARE CORP
CORCILIUS 6J-303	05-001-09917	ADAMS	1S	67W	6	NWNW	PETROSHARE CORP
CORCILIUS 6J-443	05-001-09918	ADAMS	1S	67W	6	NWNW	PETROSHARE CORP
CORCILIUS 6M-243	05-001-09921	ADAMS	1S	67W	6	NWNW	PETROSHARE CORP
CORCILIUS 6M-343	05-001-09915	ADAMS	1S	67W	6	NWNW	PETROSHARE CORP
DANFORD-CHAMPLIN 14-8	05-001-09321	ADAMS	3S	64W	8	SWSW	PETROSHARE CORP
E. MILLER TRUST 44-17	05-039-06581	ELBERT	6S	64W	17	SESE	PETROSHARE CORP
EHLER 44-4	05-001-09379	ADAMS	1S	67W	4	SESE	PETROSHARE CORP
EVERITT 43-19	05-039-06506	ELBERT	6S	64W	19	NESE	PETROSHARE CORP
FRONT RANGE 4	05-001-08750	ADAMS	1S	67W	18	NWNE	PETROSHARE CORP
GASPAR 11-1	05-001-09396	ADAMS	1S	68W	1	NWNW	PETROSHARE CORP
GUTHRIE 12-2	05-001-09564	ADAMS	1S	67W	2	SWNW	PETROSHARE CORP
GUTHRIE 21-2	05-001-09463	ADAMS	1S	67W	2	NENW	PETROSHARE CORP
GUTHRIE 22-2	05-001-09389	ADAMS	1S	67W	2	SENW	PETROSHARE CORP
GUTHRIE 31-2	05-001-09541	ADAMS	1S	67W	2	NWNE	PETROSHARE CORP
GUTHRIE 41-2	05-001-09540	ADAMS	1S	67W	2	NENE	PETROSHARE CORP
GUTHRIE 42-2	05-001-09563	ADAMS	1S	67W	2	SENE	PETROSHARE CORP
GUTHRIE ABNER 1	05-001-06251	ADAMS	1S	67W	2	SWNE	PETROSHARE CORP
HABEL A-1	05-001-06571	ADAMS	2S	62W	22	SENW	PETROSHARE CORP
HABEL A-2	05-001-09429	ADAMS	2S	62W	22	NWSW	PETROSHARE CORP
HABEL B-1	05-001-06615	ADAMS	2S	62W	23	SWNW	PETROSHARE CORP
HAREN K 21-28	05-123-28122	WELD	4N	66W	16	SESW	NOBLE ENERGY INC
HAREN K 21-29	05-123-28123	WELD	4N	66W	16	SWSW	NOBLE ENERGY INC
HARTNAGLE 14-35	05-001-08473	ADAMS	1S	64W	35	SWSW	PETROSHARE CORP
JACOBUCCI 32K-243	05-123-41170	ADAMS	1N	67W	32	NWSW	PDC ENERGY, INC
JACOBUCCI 32K-323	05-123-41168	ADAMS	1N	67W	32	NWSW	PDC ENERGY, INC
JACOBUCCI 32K-403	05-123-41169	ADAMS	1N	67W	32	NWSW	PDC ENERGY, INC
JACOBUCCI 32K-443	05-123-41250	ADAMS	1N	67W	32	NWSW	PDC ENERGY, INC
JACOBUCCI 32O-203	05-123-41184	ADAMS	1N	67W	32	NESW	PDC ENERGY, INC
JACOBUCCI 32O-303	05-123-41191	ADAMS	1N	67W	32	NESW	PDC ENERGY, INC
JACOBUCCI 32O-423	05-123-41193	ADAMS	1N	67W	32	NESW	PDC ENERGY, INC
JACOBUCCI 32O-443	05-123-41190	ADAMS	1N	67W	32	NESW	PDC ENERGY, INC
JACOBUCCI 32S-203	05-123-41941	ADAMS	1N	67W	32	NWSE	PDC ENERGY, INC
JACOBUCCI 32S-303	05-123-41942	ADAMS	1N	67W	32	NWSE	PDC ENERGY, INC

JACOBUCCI 32S-323	05-123-41940	ADAMS	1N	67W	32	NWSE	PDC ENERGY, INC
JACOBUCCI 32S-343	05-123-41944	ADAMS	1N	67W	32	NWSE	PDC ENERGY, INC
JACOBUCCI 32S-403	05-123-41943	ADAMS	1N	67W	32	NWSE	PDC ENERGY, INC
JACOBUCCI 32S-423	05-123-42023	ADAMS	1N	67W	32	NWSE	PDC ENERGY, INC
KALCEVIC 22-3	05-001-08362	ADAMS	2S	63W	3	SENW	PETROSHARE CORP
KALCEVIC 24-3	05-001-08506	ADAMS	2S	63W	3	SESW	PETROSHARE CORP
KALCEVIC 33-3	05-001-08480	ADAMS	2S	63W	3	NWSE	PETROSHARE CORP
KISSLER 1	05-123-10935	WELD	4N	66W	21	NENW	PETROSHARE CORP
KISSLER 2	05-123-23527	WELD	4N	66W	21	NWNW	PETROSHARE CORP
KISSLER K21-18D	05-123-31502	WELD	4N	66W	21	NESW	NOBLE ENERGY INC
KOWACH #3-25	05-081-07779	MOFFAT	6N	90W	6	LOT 11	PETROSHARE CORP
LAYTON GREEN 1 N/C	05-001-06281	ADAMS	1S	67W	18	SWSW	GREAT WESTERN OPERATING COMPANY LLC
LEISLE 8-5	05-001-08696	ADAMS	1S	67W	8	NENE	PETROSHARE CORP
LW MOORE GAS UNIT #1	05-001-07074	ADAMS	1S	67W	10	NENE	PETROSHARE CORP
MARCUS LD 11-374HC N/C	05-123-42585	ADAMS	1S	67W	11	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-374HN N/C	05-123-41121	ADAMS	1S	67W	11	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-376HN N/C	05-123-42588	ADAMS	1S	67W	11	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-377HC N/C	05-123-41131	ADAMS	1S	67W	11	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-377HN N/C	05-123-42586	ADAMS	1S	67W	11	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-378HN N/C	05-123-42584	ADAMS	1S	67W	11	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-379HC N/C	05-123-42587	ADAMS	1S	67W	11	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-379HN	05-123-42867	ADAMS	1S	67W	11	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-380HN	05-123-42866	ADAMS	1S	67W	11	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARLATT 1	05-001-08275	ADAMS	2S	64W	22	NWNW	PETROSHARE CORP
MARLATT 12-22	05-001-09078	ADAMS	2S	64W	22	SWNW	PETROSHARE CORP
MARLATT 21-22	05-001-09127	ADAMS	2S	64W	22	NENW	PETROSHARE CORP
MARLATT 22-22	05-001-09108	ADAMS	2S	64W	22	SENW	PETROSHARE CORP
MATHENA 1-15	05-014-08666	BROOMFIELD	1S	68W	15	NWNW	EXTRACTION OIL & GAS LLC
MUNDELL 12-21	05-001-08415	ADAMS	2S	64W	21	SWNW	PETROSHARE CORP
MUNDELL 23-15	05-001-09186	ADAMS	2S	64W	15	NESW	PETROSHARE CORP
MUNDELL 24-15	05-001-09130	ADAMS	2S	64W	15	SESW	PETROSHARE CORP
NORDMAN TRUST 32-20	05-039-06502	ELBERT	6S	64W	20	SWNE	PETROSHARE CORP
NORDMAN TRUST 33-20	05-039-06524	ELBERT	6S	64W	20	NWSE	PETROSHARE CORP
NORDMAN TRUST 41-20	05-039-06553	ELBERT	6S	64W	20	NENE	PETROSHARE CORP
NORDMAN TRUST 42-20X	05-039-06541	ELBERT	6S	64W	20	SENE	PETROSHARE CORP
NORTH HURON 1-22	05-001-09035	ADAMS	1S	68W	22	NWNW	EXTRACTION OIL & GAS LLC

NORTH HURON 1-22 CN	05-001-09035	ADAMS	1S	68W	22	NWNW	EXTRACTION OIL & GAS LLC
OTTER 1	05-001-08510	ADAMS	2S	66W	2	NESW	PETROSHARE CORP
OWENS K 21-30D	05-123-28167	WELD	4N	66W	17	SESE	NOBLE ENERGY INC
RHINE 01	05-005-06815	ARAPAHOE	5S	62W	29	NWSW	PETROSHARE CORP
RIVERDALE 15-2-11HC	05-001-09926	ADAMS	1S	67W	14	NWSW	WARD PETROLEUM CORPORATION
RUNNING CREEK 11-21	05-039-06558	ELBERT	6S	64W	21	NWNW	PETROSHARE CORP
SACK 11-6	05-001-09464	ADAMS	1S	67W	6	NWNW	PETROSHARE CORP
SACK 12-6	05-001-09391	ADAMS	1S	67W	6	SWNW	PETROSHARE CORP
SACK 23-6	05-001-09578	ADAMS	1S	67W	6	SENW	PETROSHARE CORP
SELTZER G U 2-4	05-001-09025	ADAMS	1S	67W	4	NWSE	PETROSHARE CORP
SHOOK 3-10-1CDH	05-001-09968	ADAMS	1S	67W	3	NWSE	PETROSHARE CORP
SHOOK 3-10-1NAH	05-001-09978	ADAMS	1S	67W	3	NWSE	PETROSHARE CORP
SHOOK 3-10-1NBH	05-001-09970	ADAMS	1S	67W	3	NWSE	PETROSHARE CORP
SHOOK 3-10-1NCH	05-001-09975	ADAMS	1S	67W	3	NWSE	PETROSHARE CORP
SHOOK 3-10-2CDH	05-001-09973	ADAMS	1S	67W	3	NWSE	PETROSHARE CORP
SHOOK 3-10-2NAH	05-001-09972	ADAMS	1S	67W	3	NWSE	PETROSHARE CORP
SHOOK 3-10-2NBH	05-001-09971	ADAMS	1S	67W	3	NWSE	PETROSHARE CORP
SHOOK 3-10-2NCH	05-001-09980	ADAMS	1S	67W	3	NWSE	PETROSHARE CORP
SHOOK 3-10-3CDH	05-001-09969	ADAMS	1S	67W	3	NWSE	PETROSHARE CORP
SHOOK 3-10-3NBH	05-001-09977	ADAMS	1S	67W	3	NWSE	PETROSHARE CORP
SHOOK 3-10-4CDH	05-001-09974	ADAMS	1S	67W	3	NWSE	PETROSHARE CORP
SHOOK 3-10-4NBH	05-001-09976	ADAMS	1S	67W	3	NWSE	PETROSHARE CORP
SHOOK 3-10-5CDH	05-001-09979	ADAMS	1S	67W	3	NWSE	PETROSHARE CORP
SHOOK 3-10-6CDH	05-001-09981	ADAMS	1S	67W	3	NWSE	PETROSHARE CORP
STATE OF COLORADO AB 1	05-001-06455	ADAMS	2S	66W	16	NESE	PETROSHARE CORP
STERKEL 21-1	05-001-09438	ADAMS	1S	68W	1	NENW	PETROSHARE CORP
STEVENS 34-15	05-001-08741	ADAMS	1S	65W	15	SWSE	PETROSHARE CORP
STONEHOCKER 32-8	05-001-09387	ADAMS	1S	67W	8	SWNE	PETROSHARE CORP
TSUZUKI 1	05-001-06713	WELD	4N	66W	21	NENE	PETROSHARE CORP
UNRUH 13-23	05-001-09430	ADAMS	1S	65W	23	NWSW	PETROSHARE CORP
UNRUH 23-23	05-001-08340	ADAMS	1S	65W	23	NESW	PETROSHARE CORP
VOLOSHIN #3-25	05-081-07778	MOFFAT	6N	90W	25	LOT 11	PETROSHARE CORP
WAGNER 12-19	05-001-08361	ADAMS	1S	64W	19	SWNW	PETROSHARE CORP
WAILES 1	05-001-08210	ADAMS	2S	63W	8	NESE	PETROSHARE CORP
WAILES FARM 2-8	05-001-09033	ADAMS	2S	63W	8	SWNE	PETROSHARE CORP

WEIGANDT 43-3	05-001-09095	ADAMS	1S	67W	3	NESE	PETROSHARE CORP
WILLIAMS 44-27	05-001-08393	ADAMS	2S	64W	27	SESE	PETROSHARE CORP
WILLOW BEND LD 18-22HC N/C	05-001-09774	ADAMS	1S	67W	18	NENE	GREAT WESTERN OPERATING COMPANY LLC
WILLOW BEND LD 18-22HN N/C	05-001-09772	ADAMS	1S	67W	18	NENE	GREAT WESTERN OPERATING COMPANY LLC
WILLOW BEND LD 18-23HC N/C	05-001-09776	ADAMS	1S	67W	18	NENE	GREAT WESTERN OPERATING COMPANY LLC
WILLOW BEND LD 18-23HN N/C	05-001-09773	ADAMS	1S	67W	18	NENE	GREAT WESTERN OPERATING COMPANY LLC
WILLOW BEND LD 18-361HC N/C	05-001-09841	ADAMS	1S	67W	18	NENE	GREAT WESTERN OPERATING COMPANY LLC
WILLOW BEND LD 18-361HN N/C	05-001-09832	ADAMS	1S	67W	18	NENE	GREAT WESTERN OPERATING COMPANY LLC
WILLOW BEND LD 18-366HC N/C	05-001-09777	ADAMS	1S	67W	18	NENE	GREAT WESTERN OPERATING COMPANY LLC
WILLOW BEND LD 18-37HN N/C	05-001-09775	ADAMS	1S	67W	18	NENE	GREAT WESTERN OPERATING COMPANY LLC
WYMAN 34-6	05-001-09292	ADAMS	1S	67W	6	SWSE	PETROSHARE CORP
ZABKA K 21-31	05-123-26944	WELD	4N	66W	20	NENE	NOBLE ENERGY INC
ZARLENGO 14-4	05-001-09384	ADAMS	1S	67W	4	SWSW	PETROSHARE CORP
ZARLENGO 2	05-001-08810	ADAMS	1S	67W	4	NWNW	PETROSHARE CORP
ZARLENGO 21-4	05-001-09468	ADAMS	1S	67W	4	NENW	PETROSHARE CORP
ZARLENGO 23-4	05-001-09555	ADAMS	1S	67W	4	NESW	PETROSHARE CORP
ZARLENGO 24-4	05-001-09377	ADAMS	1S	67W	4	SESW	PETROSHARE CORP
MARCUS LD 11-361HNX	05-123-45381	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-361HN	05-123-43945	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-362HC	05-123-43991	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-362HN	05-123-43946	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-365HNX	05-123-45386	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-368HNX	05-123-45384	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-371HNX	05-123-45383	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-373HNX	05-123-45380	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-376HNX	05-123-45385	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-378HNX	05-123-45387	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-380HNX	05-123-45388	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-363HN	05-001-10002	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-364HC	05-001-09996	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-364HN	05-001-10006	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-365HC		ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-365HN	05-001-10001	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-367HC	05-001-09993	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC

OCHO LD 17-367HN	05-001-09994	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-368HN	05-001-09997	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-369HC	05-001-10000	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-369HN	05-001-09998	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-370HN	05-001-09987	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-372HC	05-001-09986	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-373HN	05-001-09990	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-374HC	05-001-09996	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-374HN	05-001-10006	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-375HN	05-001-09992	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-377HC	05-001-09989	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-377HN	05-001-09991	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
OCHO LD 17-378HN	05-001-09988	ADAMS	1S	67W	8	NENW	GREAT WESTERN OPERATING COMPANY LLC
KALLSEN A-1	05-001-09073	ADAMS	1S	65W	9	SWSE	PETROSHARE CORP
CHAVEZ 7-17	05-001-09524	ADAMS	1S	65W	17	SWNE	PETROSHARE CORP
MARCUS LD 11-363HN	05-123-44053	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-364HN	05-123-43994	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-365HC	05-123-43993	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-365HN	05-123-43995	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-367HN	05-123-44037	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-367HC	05-123-44038	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-368HN	05-123-44036	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-369HN	05-123-44041	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-370HC	05-123-44042	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-371HN	05-123-44040	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-372HN	05-123-44043	ADAMS	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
B FARM LD 18-034HC	05-001-10098	ADAMS	1S	67W	7	LOT1	GREAT WESTERN OPERATING COMPANY LLC
B FARM LD 18-034HN	05-001-10095	ADAMS	1S	67W	7	LOT1	GREAT WESTERN OPERATING COMPANY LLC
B FARM LD 18-036HN	05-001-10092	ADAMS	1S	67W	7	LOT1	GREAT WESTERN OPERATING COMPANY LLC
B FARM LD 18-037HC	05-001-10091	ADAMS	1S	67W	7	LOT1	GREAT WESTERN OPERATING COMPANY LLC
B FARM LD 18-039HC	05-001-10090	ADAMS	1S	67W	7	LOT1	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-372HC	05-123-44039	WELD	1N	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC
MARCUS LD 11-373HN	05-123-44053	WELD	41	67W	34	SESE	GREAT WESTERN OPERATING COMPANY LLC

EXHIBIT A
FORM OF PROMISSORY NOTE

$[ ]	February 1, 2018

FOR VALUE RECEIVED, PETROSHARE CORP., a Colorado corporation (the “Borrower”), hereby promises to pay to the order of [          ] (the “Lender”), the principal sum of [TWENTY-FIVE MILLION DOLLARS ($25,000,000)] (or such lesser amount as shall equal the aggregate unpaid principal amount of the Loans made by the Lender to the Borrower under the Credit Agreement, as hereinafter defined), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Loan, at such office, in like money and funds, for the period commencing on the date of such Loan until such Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

This Promissory Note (this “Note”) is the Note referred to in, and is subject to the terms of, the Secured Term Credit Agreement dated as of February 1, 2018 between the Borrower, the Lender, each other lender party thereto, and Providence Wattenberg, LP, as administrative agent to such lenders (in such capacity, the “Agent”), and evidences the Loan made by the Lender thereunder (such Credit Agreement as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used in this Note have the respective meanings assigned to them in the Credit Agreement.

This Note is issued pursuant to the Credit Agreement and is entitled to the benefits provided for in the Credit Agreement and the other Loan Documents.  The Credit Agreement, among other things, (a) provides for the making of the Loans by the Lender to the Borrower in an aggregate amount not to exceed at any time outstanding the dollar amount first above mentioned, the indebtedness of the Borrower resulting from each such Loan being evidenced by this Note, and (b) provides for the acceleration of the maturity of this Note upon the occurrence of certain events, for prepayments of Loans upon the terms and conditions specified therein and other provisions relevant to this Note.

Both principal and interest are payable in lawful money of the United States of America to the Lender (or to the Agent on behalf of the Lender) at the location or address specified in writing by the Lender (or the Agent) to the Borrower in same day funds.  The date, amount, interest rate, and payment period of each Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, may be endorsed by the Lender on the schedules attached hereto or any continuation thereof or on any separate record maintained by the Lender.  Failure to make any such notation or to attach a schedule shall not affect any Lender’s or the Borrower’s rights or obligations in respect of such Loans or affect the validity of such transfer by any Lender of this Note.

This Note is secured by the Security Instruments.

1

Except as specifically provided in the Credit Agreement, the Borrower hereby waives presentment, demand, protest, notice of intent to accelerate, notice of acceleration, and any other notice of any kind.  No failure to exercise, and no delay in exercising, any rights hereunder on the part of the holder of this Note shall operate as a waiver of such rights.  In the event of any explicit or implicit conflict between any provision of this Note and any provision of the Credit Agreement, the terms of the Credit Agreement shall be controlling.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF COLORADO.

This Note and the other Loan Documents represent the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.  There are no unwritten oral agreements among the parties.

[Signature page follows]

2

EXECUTED as of the day and year first above written.

PETROSHARE CORP.,
a Colorado corporation

By:
Name:
Title:

3

EXHIBIT B
FORM OF COMPLIANCE CERTIFICATE

For the Period From           , 20     to           , 20   (“Calculation Period”)

The undersigned hereby certifies that he/she is the [          ] of PETROSHARE CORP., a Colorado corporation (the “Borrower”), and that as such he/she is authorized to execute this certificate on behalf of the Borrower.  With reference to the Secured Term Credit Agreement dated as of February 1, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Agreement”) between the Borrower and Providence Wattenberg, LP, as Administrative Agent and Lender, and 5NR Wattenberg, LLC, as the lender, the Borrower represents and warrants as follows (each capitalized term used herein having the same meaning given to it in the Agreement unless otherwise specified):

There exists no Default or Event of Default [or specify Default, describe and describe any steps taken to rectify default].

Attached hereto as Schedule A is a detailed spreadsheet reflecting the calculations and computations necessary to determine whether the Borrower is in compliance with the Total Leverage Ratio and the PDP PV Coverage Ratio, as reflected in this certificate.

COMPLIANCE WITH TOTAL LEVERAGE RATIO                            YES        NO

COMPLIANCE WITH PDP PV COVERAGE RATIO                            YES        NO

[There has been no change in the application of GAAP to the financial statements being delivered in connection with this Compliance Certificate since the date of the most recently delivered financial statements.][The following changes have been made in the application of GAAP to the financial statements being delivered in connection with this Compliance Certificate, which changes have had the following effects on such financial statements: [               ].]

[Signature page follows.]

1

IN WITNESS THEREOF, I have hereto signed my name to this Compliance Certificate, in my capacity as a Financial Officer of the Borrower and not individually, as of                  , 20  .

PETROSHARE CORP.,
a Colorado corporation

By:
Name:
Title:

Signature Page to Compliance Certificate

SCHEDULE A

EXHIBIT C

LIST OF SECURITY INSTRUMENTS

Deed of Trust, Mortgage, Assignment of Production, Security Agreement and Financing Statement

Exhibit D

Form of Disbursement Request

EXAMPLE ONLY

Attached to that certain Credit Agreement by and between

PetroShare Corp (Borrower) and PEO/FNR (Lenders)

dated January 31, 2018.

EXCESS LIMIT AMOUNT            $ 1,000,000

Category	General Description	Vendor	Invoice Date	Due Date	Terms	Amount	Aging
G&A	General Monthly G&A per Budget	Various	3/1/2018	3/1/2018	0	$550,000	0
LOAN INTEREST EXPENSE	Monthly Secured Loan Interest Due	PEO/Fifth	3/1/2018	3/1/2018	0	$340,000	0

EXCESS LIMIT REQUEST - G&A	N/A	N/A			NET 15	$—	0
EXCESS LIMIT REQUEST - DEBT PAYOFF	N/A	N/A			NET 15	$—	0

DISTRIBUTION REQUEST - G&A and INTEREST						$890,000

Category	General Description	Vendor	Invoice Date	Due Date	Terms	Amount	Aging
LAND	Lease Acquisition - Wakeman Pad 40 acres @ $5000/acre	Company X	3/15/2018	3/31/2018	NET15	$200,000	15
EXCESS LIMIT REQUEST - LAND	Lease Acquisition	Company Y	3/1/2018	3/31/2018	NET30	$—	0

DISTRIBUTION REQUEST - LAND						$200,000

Category	General Description	Vendor	Invoice Date	Due Date	Terms	Amount	Aging
OPERATIONS	Working Capital & Op Expense	Various	3/1/2018	3/31/2018	NET30	$200,000	15
OPERATIONS	Drilling, Completion & Workover	Various	3/15/2018	3/31/2018	NET15	$200,000	15

EXCESS LIMIT REQUEST - OPER	Halliburton - Stimulation - Shook	Halliburton	3/1/2018	3/31/2018	NET30	$1,500,000	30
	Drilling Contractor - Brighton Lakes	Precision	3/15/2018	3/31/2018	NET30	$1,000,000	30
	Tubulars	CTAP	3/1/2018	3/31/2018	NET30	$1,600,000	30

DISTRIBUTION REQUEST - OPERATING						$4,500,000

TOTAL MONTHLY DISTRIBUTION REQUEST						$5,590,000

Comments:

Date:	(Insert Date)
For Month Ended:	(Insert Month Ended)
Amount Requested:	5,590,000

The Borrower hereby certififies that there is currently no Default under the Credit Agreement and that no Default will result from the Distribution.

Respectfully submitted,

Paul D. Maniscalco
Chief Financial Officer
PetroShare Corp.

1

EXHIBIT E

Credit Agreement by and between PetroShare Corp (Borrower) and PEO/5NR (Lender(s)

PetroShare Corp

PDP PV Coverage Ratio Report

Coverage Ratio Report Date:	August 31, 2018
Effective Reserve Report Date:	June 30, 2018

PDP Coverage Ratio:

Total Term Loan Balance	25,000,000
PDP - PV10 per Reserve Report as updated	30,000,000
Ratio	1.20
Credit Agreement PDP PV Ratio Requirement	1.10
Excess Coverage (Deficit)	0.10

Frederick J. Witsell
President
PetroShare Corp

EXHIBIT F

NOTICE OF CONVERSION

To:                             PETROSHARE CORP.

The undersigned hereby elects to convert $                  principal amount of the Loans (as defined in the Credit Agreement between PetroShare, as Borrower, Providence Wattenberg, LP as Administrative Agent and Lender, and 5NR Wattenberg, LLC as Lender dated as of February 1, 2018) into shares of common stock of the PetroShare (“Common Stock”).  Capitalized terms used herein and not defined are defined in the Credit Agreement.

The undersigned further elects that the maximum principal amount permitted under the Credit Agreement be converted at the Minimum Conversion Price and the remainder be converted at the Maximum Conversion Price.  The undersigned understands that if the Common Stock into which the Loans are converted has not been registered under the Securities Act of 1933, as amended, and applicable state securities laws that the certificate representing the Common Stock will bear a restrictive legend as required by the provisions of those laws.

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

Dated:

Signature

EXHIBIT G

NOTICE OF EXERCISE

To:                             PETROSHARE CORP.

The undersigned hereby elects to exercise its option to purchase shares of Common Stock (the “Common Stock”) of PETROSHARE CORP. (the “Company”), pursuant to the terms of Section 7.15(a) of the Credit Agreement between PetroShare, as Borrower, Providence Wattenberg, LP as Administrative Agent and Lender, and 5NR Wattenberg, LLC as Lender, dated as of February 1, 2018.  Please notify the undersigned as to the purchase price per share of Common Stock as determined in the Credit Agreement and the aggregate sales price of the Common Stock.  The undersigned hereby promises to pay to the Company the purchase price within 30 days of the date hereof.

The undersigned understands that if the Common Stock has not been registered under the Securities Act of 1933, as amended, and applicable state securities laws that the certificate representing the Common Stock will bear a restrictive legend as required by the provisions of those laws.

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

Dated:

Signature

EXHIBIT H

NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 4(A)(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND/OR REGULATION D PROMULGATED THEREUNDER.  NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE PROVISIONS OF THE SECURITIES ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

Warrant 2018 P-

STOCK PURCHASE WARRANT

To Purchase [1,500,000] Shares of Common Stock of

PETROSHARE CORP.,

a Colorado corporation

THIS CERTIFIES that, for value received,                       , or assigns (the “Holder”), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time or from time to time on or after the date of issuance of this Warrant (the “Initial Exercise Date”) and on or prior to 5 P.M. Denver time on February 1, 2020 (the “Expiration Date”) but not thereafter, to subscribe for and purchase from PetroShare Corp., a Colorado corporation (the “Company”), up to [One Million Five Hundred Thousand (1,500,000)] shares (the “Warrant Shares”) of common stock, $0.001 par value per share of the Company (the “Common Stock”).  The purchase price of one share of Common Stock (as may be adjusted in accordance with the provisions hereof, the “Exercise Price”) under this Warrant shall be $0.01.

1.             Transferability of Warrant.  Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

2.             Authorization of Shares.  The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment of the then-applicable Exercise Price, be duly authorized, validly issued, fully paid and non-assessable and free from all liens and charges in respect of the issue thereof (other than charges in respect of any transfer occurring contemporaneously with such issue).

3.             Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made at any time or times on or after the Initial Exercise Date, and before the Expiration Date, by the surrender of this Warrant and the Notice of Exercise Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased in the manner provided for herein.  Upon such exercise, the Holder shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the Holder within five (5)

business days after the date on which this Warrant shall have been exercised as aforesaid. This Warrant shall be deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, provided such date is a day on which the NYSE is conducting business and provided that the Notice of Exercise and payment are received by the Company on or before 5:00 P.M. Mountain Time, and if not, on the next succeeding business day.  If this Warrant shall have been exercised in part, the Company shall, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

4.             Manner of Payment.  The exercise price of each Warrant shall be paid in cash, certified funds, wire transfer or other collectible funds at the time the Warrant is exercised.

5.             No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall round the number of shares to be issued to the next highest number.

6.             Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and provided further, that upon any transfer involving the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto and an opinion of counsel that such assignment is permissible under applicable securities laws.

7.             Closing of Books.  The Company will not close its shareholder books or records in any manner which prevents the timely exercise of this Warrant.

8.             Transfer, Division and Combination.

(a)           Subject to compliance with any applicable securities laws (including the provision to the Company of an opinion of counsel for the assignor of this Warrant), transfer of this Warrant and all rights hereunder, in whole or in part, shall be registered on the books of the Company to be maintained for such purpose, upon surrender of this Warrant at the principal office of the Company, together with the Assignment Form attached hereto duly executed by Holder or its agent or attorney, funds sufficient to pay any transfer taxes payable upon the making of such transfer and an opinion of counsel that such assignment is permissible under applicable securities laws.  Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  A Warrant, if properly assigned, may be exercised by a new Holder for the purchase of shares of Common Stock without having a new Warrant issued.

2

(b)           This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by Holder or its agent or attorney.  Subject to compliance with Paragraph 8(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

(c)           The Company shall prepare, issue and deliver at its own expense (other than transfer taxes) the new Warrant or Warrants under this paragraph 8.

(d)           The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

9.             No Rights as Shareholder until Exercise.  This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof.  Upon the exercise (as described in paragraph 3), the Warrant Shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on such date.

10.          Loss, Theft, Destruction or Mutilation of Warrant.  The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant certificate or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

11.          Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

12.          Adjustments of Exercise Price and Number of Warrant Shares.

(a)           Stock Splits, etc. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following (each, an “Adjustment Event”): The Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock. Upon the occurrence of an Adjustment Event, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof.  Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per such Warrant

3

Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment.  An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such Adjustment Event.

(b)           Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.  In case (i) the Company shall (A) reorganize its capital, (B) reclassify its capital stock, consolidate or merge with or into another corporation (where the Company is not the surviving corporation or where there is a change in or distribution with respect to the Common Stock of the Company), or (C) sell, transfer or otherwise dispose of all or substantially all its property, assets or business to another corporation (a “Fundamental Change”) and, (ii) pursuant to the terms of such Fundamental Change, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive, upon exercise of this Warrant, the number of shares of common stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such Fundamental Change by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event.  In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of Common Stock for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 12.  For purposes of this Paragraph 12, “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidences of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock.  The foregoing provisions of this Paragraph 12 shall similarly apply to successive Fundamental Changes.

(c)           No Adjustment for Small Amounts.  Anything in this Section 12 to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment in the Exercise Price unless and until the net effect of one or more adjustments, determined as above provided, shall have required a change of the Exercise Price by at least one-hundredth  of one cent ($0.0001), but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least one cent, such change in the Exercise Price shall thereupon be given effect.

13.          Voluntary Adjustment by the Company.  The Company may at any time during the term of this Warrant, (i) extend the Expiration Date or (ii) reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

4

14.          Notice of Adjustment.  Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.  Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

15.          Notice of Corporate Action.  If at any time:

(a)                                 the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right, or

(b)                                 any Fundamental Change; or

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall give to Holder (i) at least 10 days’ prior written notice of the record date for such dividend, distribution or right, Fundamental Change  or liquidation or winding up, and (ii) in the case of any Fundamental Change or any such dissolution, liquidation or winding up, at least 30 days’ prior written notice of the date when the same shall take place.  Such notice in accordance with the foregoing clause also shall specify (i) the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and (ii) the date on which any Fundamental Change or any such dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such Fundamental Change or dissolution, liquidation or winding up.  Each such written notice shall be sufficiently given if addressed to Holder at the last address of Holder appearing on the books of the Company and delivered in accordance with Section 17(d).

16.          Authorized Shares.  The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation or any domestic securities exchange upon which the Common Stock may be listed.

5

17.          Miscellaneous.

(a)           Jurisdiction. This Warrant shall be binding upon any successors or assigns of the Company.  This Warrant shall constitute a contract under the laws of the State of Colorado without regard to its conflict of law principles or rules.

(b)           Restrictions.  The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

(c)           Non-waiver.  No waiver of any breach of this Warrant shall act as a waiver of any preceding or succeeding breach of any of the same or any other covenant contained herein.

(d)           Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder hereof by the Company shall be deemed delivered if delivered in person, by recognized overnight courier or registered or certified mail, postage prepaid.  Notice shall be effective when delivered in person, one day after placing the notice with the overnight courier or three days after mailing.  Notice shall be delivered to the Holder at the address maintained in the Company’s records.

(e)           Limitation of Liability.  No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

(f)            Remedies.  Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant.  The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

(g)           Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder.  The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

(h)           Cooperation.  The Company shall cooperate with Holder in supplying such information as may be reasonably necessary for Holder to complete and file any information reporting forms presently or hereafter required by the SEC as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant or any Warrant Shares.

(i)            Amendment.  This Warrant may be modified or amended or the provisions hereof waived only with the written consent of the Company and the Holder.

(j)            Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

6

(k)           Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated:  February 1, 2018

PETROSHARE CORP.,
a Colorado corporation

By:
Stephen J. Foley, Chief Executive Officer

7

NOTICE OF EXERCISE

To:          PETROSHARE CORP.

The undersigned hereby elects to purchase          shares of Common Stock (the “Common Stock”), of PETROSHARE CORP.,  pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes or charges, if any.

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

Dated:

Signature

ASSIGNMENT FORM

(To assign the foregoing warrant, execute

this form and supply required information.

Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby

assigned to                                                            whose address is                                                                                                                 .

Dated: ,

Holder’s Signature:

Holder’s Address:

Signature Guaranteed:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.